UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
_____________

Filed by the Registrant ☒
Filed by a party other than the Registrant ☐
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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting material under §240.14a-12

Tri Pointe Homes, Inc.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other than the Registrant)

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NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To the Stockholders:
An annual meeting of stockholders (the “annual meeting”) of Tri Pointe Homes, Inc. (“Tri Pointe”) will be held at 10:00 a.m. Pacific Time, on Wednesday, April 20, 2022. Due to the continued public health impacts of the COVID-19 pandemic and to mitigate risks to the health and safety of our partners, stockholders and communities, the annual meeting will be held in a virtual format. The annual meeting will be held for the following purposes:
•to elect the six nominees named in the proxy statement to serve on Tri Pointe’s Board of Directors until his or her successor is elected and qualified or until his or her earlier resignation, removal or death (Proposal No. 1);
•to approve, on a non-binding, advisory basis, the compensation of Tri Pointe’s named executive officers (Proposal No. 2);
•to ratify the appointment of Ernst & Young LLP as Tri Pointe’s independent registered public accounting firm for 2022 (Proposal No. 3);
•to approve the Tri Pointe Homes, Inc. 2022 Long-Term Incentive Plan (Proposal No. 4);
•to transact any other business that may properly come before the annual meeting or any adjournments or postponements thereof.
These items of business are more fully described in the proxy statement accompanying this notice. Our Board of Directors recommends stockholders vote “FOR” the election of each of the six director nominees listed in Proposal No. 1 and “FOR” Proposals No. 2, No. 3 and No. 4.
All Tri Pointe stockholders are cordially invited to attend the annual meeting, although only those stockholders of record at the close of business on March 1, 2022 are entitled to receive notice of the annual meeting and to vote at the annual meeting and any adjournments or postponements of the annual meeting.
WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE OR VOTE YOUR SHARES OF COMMON STOCK BY CALLING THE TOLL-FREE TELEPHONE NUMBER OR BY USING THE INTERNET AS DESCRIBED IN THE INSTRUCTIONS INCLUDED WITH YOUR PROXY CARD AT YOUR EARLIEST CONVENIENCE.
We have elected to take advantage of the rules that allow companies to furnish their proxy materials via the Internet. As a result, the proxy statement was made available on the Internet and we mailed a Notice of Internet Availability of Proxy Materials containing instructions on how to access our proxy statement and annual report on or about March 11, 2022. The Notice of Internet Availability of Proxy Materials also contains instructions on how to request a paper copy of our proxy statement and annual report. Tri Pointe’s proxy materials are available online at http://www.astproxyportal.com/ast/18094.
By Order of the Board of Directors,
David C. Lee
Secretary
Please vote your shares promptly. You can find instructions for voting on the enclosed proxy card.
March 11, 2022
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INFORMATION ABOUT THE ANNUAL MEETING
General; Date; Time and Location; Purposes of the Meeting
The enclosed proxy is solicited on behalf of our Board of Directors for use at the annual meeting of stockholders of Tri Pointe Homes, Inc. (“Tri Pointe,” “we,” “us” or the “Company”) to be held at 10:00 a.m. Pacific Time, on Wednesday, April 20, 2022 or at any adjournments or postponements of the annual meeting, for the purposes set forth in this proxy statement and in the accompanying notice of annual meeting. In light of the continued public health impacts of the COVID-19 pandemic and to mitigate risks to the health and safety of our partners, stockholders and communities, the annual meeting will be held in a virtual meeting format only.
At the annual meeting, stockholders will be asked to:
•elect the six nominees named in this proxy statement to serve on our Board of Directors until his or her successor is elected and qualified or until his or her earlier resignation, removal or death (Proposal No. 1);
•approve, on a non-binding, advisory basis, the compensation of our named executive officers (Proposal No. 2);
•ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for 2022 (Proposal No. 3);
•approve the Tri Pointe Homes, Inc. 2022 Long-Term Incentive Plan (Proposal No. 4); and
•transact any other business that may properly come before the annual meeting or any adjournments or postponements thereof.
When this proxy statement refers to the “annual meeting,” it is also referring to any adjournment or postponement of the annual meeting, if it is determined by our Board of Directors to be necessary or appropriate. These materials were first sent or made available to stockholders on March 11, 2022.
Electronic Delivery
In accordance with the rules and regulations adopted by the Securities and Exchange Commission (“SEC”), we have elected to furnish the proxy materials to our stockholders via the Internet. We believe electronic delivery will expedite stockholders’ receipt of proxy materials, while lowering costs and reducing the environmental impact of the annual meeting by reducing printing and mailing of full sets of proxy materials. This proxy statement was made available on the Internet and we mailed a Notice of Internet Availability of Proxy Materials (the “Notice”) containing instructions on how to access the proxy materials on or about March 11, 2022. If a stockholder would like to receive a paper copy of the proxy materials, the Notice contains instructions on how to receive a paper copy.
Record Date; Quorum
Holders of record of our common stock at the close of business on March 1, 2022, the record date for the annual meeting, are entitled to receive notice of, and to vote at, the annual meeting and any adjournments or postponements thereof. At the close of business on the record date, 107,573,451 shares of our common stock were outstanding and entitled to vote. Stockholders are entitled to one vote on each matter submitted to the stockholders for each share of our common stock held as of the record date.

A quorum must be established in order for our stockholders to take action at the annual meeting. The presence at the annual meeting of the holders of stock having a majority of votes that could be cast by the holders of all outstanding stock entitled to vote at the annual meeting will constitute a quorum. If a share is represented for any purpose at the annual meeting, it will be deemed present for purposes of determining whether a quorum exists. Abstentions and “broker non-votes” will be counted as present and entitled to vote for purposes of determining a quorum. If a quorum is present when the annual meeting is convened, the subsequent withdrawal of stockholders, even if less than a quorum remains after such withdrawal, will not affect the ability of the remaining stockholders to lawfully transact business.
As of March 1, 2022, our directors and current executive officers held approximately 1.7% of the shares entitled to vote at the annual meeting. See “Ownership of Our Common Stock.”
Solicitation of Proxies
We will bear the entire cost of soliciting proxies from our stockholders. In addition to solicitation of proxies by mail, proxies may be solicited in person, by telephone or other electronic communications, such as emails or postings on our website by our directors, officers and employees, who will not receive additional compensation for these services. We have retained D.F. King & Co., Inc. to assist in the solicitation of proxies for a fee of $14,000 plus expenses. Banks, brokers and other nominees will be requested to forward soliciting material to beneficial owners of stock held of record by them, and we will reimburse those persons for their reasonable expenses in doing so.
Adjournments and Postponements
Although it is not currently expected, if it is determined by our Board of Directors to be necessary or appropriate, the annual meeting may be adjourned or postponed. Notice will not be given of any such adjourned meeting if the date, time and location, if any, thereof and the means of remote communication, if any, by which stockholders and proxy holders may be deemed present in person and vote at such adjourned meeting are announced at the meeting at which the adjournment is taken. At the adjourned meeting, any business may be transacted which might have been transacted at the original meeting. If the adjournment is for more than 30 days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting will be given to each stockholder of record entitled to vote at the adjourned meeting. If our Board of Directors fixes a new record date for determination of stockholders entitled to vote at an adjourned meeting, our Board of Directors will also fix as the record date for stockholders entitled to notice of such adjourned meeting the same or an earlier date as the record date determined for stockholders entitled to vote at the adjourned meeting.
Attending and Participating in the Annual Meeting
While stockholders will not be able to attend the annual meeting physically, the annual meeting has been designed to provide stockholders with the same opportunities to participate in the virtual meeting as they would have had at an in-person meeting. All stockholders, including stockholders of record and stockholders who hold their shares in “street name” through banks, brokers or other nominees, are invited to attend the annual meeting virtually.
To be admitted to the annual meeting, stockholders may visit https://web.lumiagm.com/207556636 and enter their 11-digit control number and the meeting password. The password for the meeting is TPH2022. Stockholders of record of our common stock at the close of business on March 1, 2022, the record date for the annual meeting, and stockholders who hold a “legal proxy” for the meeting provided by their bank, broker or other nominee, are entitled to receive notice of, and to vote at, the annual meeting and any adjournments or postponements thereof.
Using the 11-digit control number found on their proxy card or notice of internet availability, registered stockholders may vote during the annual meeting by following the instructions available on the meeting website during the meeting.
If a stockholder holds shares in “street name” through an account with a bank, broker or other nominee, the holder must register in advance to attend the annual meeting and contact its bank, broker or other nominee to obtain a “legal proxy”. To register, a stockholder must submit proof of such “legal proxy” reflecting their Company holdings, along with their name and email address, to American Stock Transfer & Trust Company, LLC: (1) by email to proxy@astfinancial.com; (2) by facsimile to (718) 765-8730 or (3) by mail to American Stock Transfer & Trust Company, LLC, Attn: Proxy Tabulation Department, 6201 15th Avenue, Brooklyn, NY 11219. Obtaining a “legal proxy” may take several days and stockholders are advised to register as far in advance as possible. Requests for registration must be labeled as “Legal Proxy” and be received no later than 5:00 p.m., Eastern Time, on April 13, 2022. Stockholders who register will receive a confirmation email from American Stock Transfer & Trust Company, LLC of their registration. Once registered, stockholders may likewise participate in and vote at the annual meeting by following the instructions available on the meeting website during the meeting.

Beginning one hour prior to, and during, the annual meeting, stockholders can view the agenda and rules of procedure for the annual meeting, as well as submit questions, at https://web.lumiagm.com/207556636. After the business portion of the annual meeting concludes and the meeting is adjourned, we will hold a Q&A session during which we intend to answer all questions submitted during the meeting that are pertinent to the Company and the items being brought before the stockholder vote at the annual meeting, as time permits and in accordance with the rules of procedure for the annual meeting.

Information on how to obtain access to the list of stockholders of record entitled to vote at the annual meeting for any purpose germane to the meeting will be available beginning ten days prior to the meeting and during the meeting on our website at investors.tripointehomes.com in the Investors—Resources—Annual Meeting Information section of the Investors webpage. Stockholders submitting any such request will be asked to include their control number.

Stockholders who encounter any difficulty accessing the virtual meeting should visit https://go.lumiglobal.com/faq for assistance.
Householding
SEC rules allow delivery of a single document to households at which two or more stockholders reside. This procedure, referred to as “householding,” reduces the volume of duplicate information received by stockholders, as well as our expenses. If a stockholder of record is eligible for householding, but it and other stockholders of record with which it shares an address receive multiple copies of the Notice, or if a stockholder of record holds stock in more than one account, and in either case the stockholder wishes to receive a single copy of the Notice for its household, it should notify our Corporate Secretary. If a stockholder participates in householding and wishes to receive a separate copy of the Notice, or does not wish to participate in householding and prefers to receive separate copies of the Notice in the future, it should notify our Corporate Secretary. A stockholder may notify our Corporate

Secretary in writing at Tri Pointe Homes, Inc., 19540 Jamboree Road, Suite 300, Irvine, California 92612, Attention: Corporate Secretary, or by telephone at (949) 438-1400.
If a stockholder holds its shares through an intermediary that is utilizing householding and the stockholder wishes to receive separate copies of our annual report and proxy statement in the future, or if it is receiving multiple copies of our proxy materials and annual report and wishes to receive only one, it should contact its bank, broker or other nominee record holder.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING
The following are some of the questions that stockholders may have about the annual meeting and answers to those questions. These questions and answers are not meant to be a substitute for the information contained in the remainder of this proxy statement, and this information is qualified in its entirety by the more detailed descriptions and explanations contained elsewhere in this proxy statement. We urge our stockholders to read this proxy statement in its entirety prior to making any decision.
Q:What proposals will be voted on at the annual meeting?
A:Stockholders will vote on the following proposals:
•to elect the six nominees named in this proxy statement to serve on our Board of Directors until his or her successor is elected and qualified or until his or her earlier resignation, removal or death (Proposal No. 1);
•to approve, on a non-binding, advisory basis, the compensation of our named executive officers (Proposal No. 2);
•to ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for 2022 (Proposal No. 3); and
•to approve the Tri Pointe Homes, Inc. 2022 Long-Term Incentive Plan (Proposal No. 4).
Q:How does our Board of Directors recommend stockholders vote?
A:Our Board of Directors recommends that stockholders vote:
•“FOR” the election of each of the six nominees to our Board of Directors until his or her successor is elected and qualified or until his or her earlier resignation, removal or death (Proposal No. 1);
•“FOR” the approval, on an advisory basis, of the compensation of our named executive officers (Proposal No. 2);
•“FOR” the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for 2022 (Proposal No. 3);
•“FOR” the approval of the Tri Pointe Homes, Inc. 2022 Long-Term Incentive Plan (Proposal No. 4).
Questions With Respect to the Election of Directors (Proposal No. 1)
Q:What vote is required for election of directors?
A:Our Bylaws provide for majority voting in uncontested director elections. Uncontested director elections are defined as any meeting of stockholders at which directors are to be elected and the number of nominees does not exceed the number of directors to be elected. The election of directors at the annual meeting will be an uncontested director election, as defined. Therefore, each nominee for election as a director will be elected at the annual meeting if the number of votes cast “FOR” the nominee’s election exceeds the number of votes cast “AGAINST” the nominee’s election. Abstentions and “broker non-votes” will not be counted as votes cast and will not affect the outcome with regard to this proposal. There is no cumulative voting in the election of directors.

Q:What if a stockholder returns a proxy but does not indicate how the shares should be voted with respect to Proposal No. 1?
A:If a stockholder submits a properly executed proxy to us but the proxy does not indicate how it should be voted on this proposal, the shares subject to the proxy will be voted “FOR” the election of each of the six nominees named in this proxy statement to our Board of Directors.
Q:What if a stockholder returns a proxy but instructs the proxy holder to abstain with respect to one or more nominees?
A:If a stockholder submits a properly executed proxy to us and the proxy instructs the proxy holder to abstain with respect to one or more nominees, the shares subject to the proxy will not be voted for or against that nominee or those nominees and will be voted “FOR” or “AGAINST” the remaining nominee(s), if any, as indicated on the proxy.
Q:What if a stockholder is a beneficial owner of shares held in “street name” and fails to provide voting instructions with respect to Proposal No. 1?
A:If a stockholder is the beneficial owner of shares held in “street name” through its bank, broker or other nominee, the bank, broker or other nominee will typically be prohibited from voting in its discretion on this proposal with respect to that stockholder’s shares and these “broker non-votes” will not affect the outcome of the election.
Questions With Respect to the Advisory Vote on Executive Compensation (Proposal No. 2)
Q:What vote is required to approve the advisory vote on executive compensation?
A:Pursuant to our Bylaws, this proposal requires the affirmative vote of the holders of stock having a majority of the votes that could be cast by the holders of all stock entitled to vote on the proposal that are present in person or by proxy at the annual meeting. The stockholder vote on this proposal is an advisory vote only and is not binding on Tri Pointe, our Board of Directors or our Compensation Committee.
Q:What if a stockholder returns a proxy but does not indicate how the shares should be voted with respect to Proposal No. 2?
A:If a stockholder submits a properly executed proxy to us but the proxy does not indicate how it should be voted on this proposal, the shares subject to the proxy will be voted “FOR” the adoption of the resolution approving the compensation of our named executive officers.
Q:What if a stockholder returns a proxy but instructs the proxy holder to abstain with respect to Proposal No. 2?
A:If a stockholder submits a properly executed proxy to us and the proxy instructs the proxy holder to abstain from voting on this proposal, the shares subject to the proxy will not be voted, and will have the effect of a vote “AGAINST”, with regard to this proposal.

Q:What if a stockholder is a beneficial owner of shares held in “street name” and fails to provide voting instructions with respect to Proposal No. 2?
A:If a stockholder is the beneficial owner of shares held in “street name” through its bank, broker or other nominee, the bank, broker or other nominee will typically be prohibited from voting in its discretion on this proposal with respect to that stockholder’s shares and these “broker non-votes” will not affect the outcome of the vote on this proposal.
Questions With Respect to the Ratification of the Appointment of Auditors (Proposal No. 3)
Q:What vote is required to approve the ratification of the appointment of auditors?
A:Pursuant to our Bylaws, this proposal requires the affirmative vote of the holders of stock having a majority of the votes that could be cast by the holders of all stock entitled to vote on the proposal that are present in person or by proxy at the annual meeting.
Q:What if a stockholder returns a proxy but does not indicate how the shares should be voted with respect to Proposal No. 3?
A:If a stockholder submits a properly executed proxy to us but the proxy does not indicate how it should be voted on this proposal, the shares subject to the proxy will be voted “FOR” the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for 2022.
Q:What if a stockholder returns a proxy but instructs the proxy holder to abstain with respect to Proposal No. 3?
A:If a stockholder submits a properly executed proxy to us and the proxy instructs the proxy holder to abstain from voting on this proposal, the shares subject to the proxy will not be voted, and will have the effect of a vote “AGAINST”, with regard to this proposal.
Q:What if a stockholder is a beneficial owner of shares held in “street name” and fails to provide voting instructions with respect to Proposal No. 3?
A:If a stockholder is the beneficial owner of shares held in “street name” through its bank, broker or other nominee, the bank, broker or other nominee will typically have the authority to exercise its voting discretion to vote on this proposal.
Questions With Respect to the Approval of the Tri Pointe Homes, Inc. 2022 Long-Term Incentive Plan (Proposal No. 4)
Q:What vote is required to approve the Tri Pointe Homes, Inc. 2022 Long-Term Incentive Plan?
A:Pursuant to our Bylaws, this proposal requires the affirmative vote of the holders of stock having a majority of the votes that could be cast by the holders of all stock entitled to vote on the proposal that are present in person or by proxy at the annual meeting.

Q:What if a stockholder returns a proxy but does not indicate how the shares should be voted with respect to Proposal No. 4?
A:If a stockholder submits a properly executed proxy to us but the proxy does not indicate how it should be voted on this proposal, the shares subject to the proxy will be voted “FOR” the approval of the Tri Pointe Homes, Inc. 2022 Long-Term Incentive Plan.
Q:What if a stockholder returns a proxy but instructs the proxy holder to abstain with respect to Proposal No. 4?
A:If a stockholder submits a properly executed proxy to us and the proxy instructs the proxy holder to abstain from voting on this proposal, the shares subject to the proxy will not be voted, and will have the effect of a vote “AGAINST”, with regard to this proposal.
Q:What if a stockholder is a beneficial owner of shares held in “street name” and fails to provide voting instructions with respect to Proposal No. 4?
A:If a stockholder is the beneficial owner of shares held in “street name” through its bank, broker or other nominee, the bank, broker or other nominee will typically be prohibited from voting in its discretion on this proposal with respect to that stockholder’s shares and these “broker non-votes” will not affect the outcome of this proposal.
General Questions
Q:How can stockholders cast their vote?
A:Stockholders may vote in one of the following ways:
•by using the toll-free number shown on the proxy card (or voting instruction card if a stockholder received its proxy materials from a bank, broker or other nominee);
•by visiting the website shown on the proxy card (or voting instruction card) to submit a proxy via the Internet;
•by completing, signing, dating and returning the enclosed proxy card (or voting instruction card) in the enclosed postage-paid envelope; or
•by attending the annual meeting virtually and voting their shares using their 11-digit control number by following the instructions available on the meeting website.
Q:If a stockholder is not going to attend the annual meeting, should that stockholder return its proxy card or otherwise vote its shares?
A:Yes. Returning the proxy card (or voting instruction card if a stockholder received its proxy materials from a bank, broker or other nominee) or voting by calling the toll-free number shown on the proxy card (or voting instruction card) or visiting the website shown on the proxy card (or voting instruction card) to submit a proxy via the Internet ensures that the shares will be represented and voted at the annual meeting, even if the stockholder will be unable to, or does not, attend.

Q:If a stockholder’s shares are held in “street name” through its bank, broker or other nominee, will that bank, broker or other nominee vote those shares?
A:Banks, brokers or other nominees will not vote shares of a stockholder with respect to Proposals No. 1, No. 2 and No. 4 unless the stockholder instructs its bank, broker or other nominee how to vote. A stockholder should follow the directions on the voting instruction card provided by its bank, broker or other nominee regarding how to instruct its bank, broker or other nominee to vote its shares. If a stockholder does not provide its bank, broker or other nominee with instructions, under New York Stock Exchange (“NYSE”) rules, that bank, broker or other nominee will not be authorized to vote with respect to Proposals No. 1, No. 2 and No. 4, but may vote in its discretion with respect to Proposal No. 3.
Q:Can a stockholder change or revoke its proxy after mailing its proxy card?
A:Yes. If a stockholder has properly completed and submitted its proxy card, that stockholder can change or revoke its proxy vote in any of the following ways:
•by filing with our Corporate Secretary an instrument in writing revoking the proxy;
•by filing with our Corporate Secretary a duly executed proxy bearing a later date;
•by logging onto the website specified on the proxy card (or voting instruction card if a stockholder received its proxy materials from a bank, broker or other nominee) in the same manner a stockholder would to submit its proxy electronically or by calling the toll-free number specified on the proxy card (or voting instruction card) prior to the annual meeting, in each case if the stockholder is eligible to do so, and following the instructions on the proxy card (or voting instruction card); or
•by attending the annual meeting virtually and voting their shares using their 11-digit control number by following the instructions available on the meeting website.
Simply attending the annual meeting will not revoke a proxy. In the event of multiple online or telephone proxies submitted by a stockholder, each proxy will supersede any earlier dated proxy and the proxy bearing the latest date will be deemed to be the final proxy of that stockholder unless that proxy is revoked.
If a stockholder holds shares in “street name” through its bank, broker or other nominee, and has directed that person to vote its shares, it should instruct that person to change its vote, or if, in the alternative, a stockholder holding shares in “street name” wishes to vote in person at the annual meeting, the stockholder must obtain a “legal proxy” from the bank, broker or other nominee and submit such “legal proxy” in accordance with the procedures set forth above under “Information About the Annual Meeting—Attending and Participating in the Annual Meeting”.
Q:What should stockholders do now?
A:After carefully reading and considering the information contained in this proxy statement, stockholders should complete their proxies or voting instruction cards as soon as possible so that their shares will be represented and voted at the annual meeting. Stockholders should follow the instructions set forth on the enclosed proxy card (or the voting instruction card if a stockholder received its proxy materials from a bank, broker or other nominee).

Q:Who can answer my questions?
A:If you have any questions about the annual meeting, need assistance in voting your shares or need additional copies of this proxy statement or the proxy card (or voting instruction card if you received your proxy materials from a bank, broker or other nominee), you should contact:
D.F. King & Co., Inc.
48 Wall Street, 22nd Floor
New York, New York 10005
(800) 207-3158 (Toll Free)
(212) 269-5550 (Call Collect)
or
Tri Pointe Homes, Inc.
19540 Jamboree Road, Suite 300
Irvine, California 92612
Attention: Investor Relations
Telephone: (949) 478-8696

PROPOSAL NO. 1
ELECTION OF DIRECTORS
All of our directors are elected annually at the annual meeting of stockholders. Stockholders are requested to elect the six nominees named in this proxy statement to serve on our Board of Directors until his or her successor is elected and qualified or until his or her earlier resignation, removal or death.
The names of the six nominees for director and their current positions and offices with us are set forth below. Each of the nominees is currently a director. Detailed biographical information regarding each of these nominees is provided in “Board of Directors—Director Nominees.” Our Nominating and Corporate Governance Committee of our Board of Directors has reviewed the qualifications of each of the nominees and has recommended to our Board of Directors that each nominee be submitted to a vote at the annual meeting.
All of the nominees for election have consented to being named in this proxy statement and to serve if elected. If any nominee is unable or unwilling to serve, our Board of Directors may designate a substitute nominee or reduce the size of our Board of Directors. If our Board of Directors designates a substitute nominee, proxies may be voted for that substitute nominee. Our Board of Directors knows of no reason why any nominee will be unable or unwilling to serve if elected. Listed below are the six nominees for election as a director at the annual meeting.

Name	Age	Position
Mr. Steven J. Gilbert	74	Chairman of the Board
Mr. Douglas F. Bauer	60	Chief Executive Officer and Director
Mr. Lawrence B. Burrows	69	Independent Director
Mr. R. Kent Grahl	59	Independent Director
Ms. Vicki D. McWilliams	64	Independent Director
Ms. Constance B. Moore	66	Independent Director
Required Vote
Each nominee for election as a director will be elected if the number of votes cast “FOR” the nominee’s election exceeds the number of votes cast “AGAINST” the nominee’s election. Abstentions and “broker non-votes” will not be counted as votes cast and will not affect the outcome with regard to this proposal. There is no cumulative voting in the election of directors.
Director Resignation Policy
Under our director resignation policy, any incumbent director who is not re-elected must promptly tender a written offer of resignation as a director. Our Nominating and Corporate Governance Committee will consider the resignation offer and recommend to our Board of Directors whether to accept or reject the resignation offer, or whether other action should be taken. In determining whether to recommend that our Board of Directors accept any resignation offer, our Nominating and Corporate Governance Committee will be entitled to consider all factors believed relevant by our Nominating and Corporate Governance Committee’s members, including, but not limited to: (i) any stated or perceived reasons for the director not receiving a majority vote, (ii) any alternatives for curing the underlying cause of the votes against, (iii) the director’s tenure, (iv) the director’s qualifications, (v) the director’s past and expected future contributions to our Board of Directors, and (vi) the overall composition of our Board of

Directors, including whether accepting the resignation would cause us to fail to meet any applicable SEC or NYSE requirements or violate any of our material agreements.
In determining what action to recommend or take regarding a director’s resignation, each of our Nominating and Corporate Governance Committee and our Board of Directors may consider a range of alternatives as it deems appropriate, including, but not limited to: (i) accepting the resignation offer, (ii) rejecting the resignation offer, (iii) rejecting the resignation offer to allow the director to remain on our Board of Directors but agreeing that the director will not be nominated for re-election to our Board of Directors at the next election of directors, (iv) deferring acceptance of the resignation offer until our Board of Directors can find a replacement director with the necessary qualifications to fill the vacancy that accepting the resignation offer would create, or (v) deferring acceptance of the resignation offer if the director can cure the underlying cause for not receiving a majority vote within a specified period of time.
Our Board of Directors will act on our Nominating and Corporate Governance Committee’s recommendation within 90 days following the certification of the stockholder vote. In deciding whether to accept the resignation offer, our Board of Directors will consider the factors considered by our Nominating and Corporate Governance Committee and any additional information and factors our Board of Directors believes to be relevant. If our Board of Directors accepts a director’s resignation offer pursuant to this process, our Nominating and Corporate Governance Committee will recommend to our Board of Directors and our Board of Directors will thereafter determine whether to fill such vacancy or reduce the size of our Board of Directors. Any director who tenders his or her resignation pursuant to this provision will not participate in the proceedings of either our Nominating and Corporate Governance Committee or our Board of Directors with respect to his or her own resignation offer. If other directors who are members of our Nominating and Corporate Governance Committee did not receive a majority vote in the same uncontested election of directors, so that a quorum of our Nominating and Corporate Governance Committee cannot be achieved, then the other independent directors on our Board of Directors who received a majority of votes cast in that election will consider such resignation offer and recommend to our Board of Directors whether to accept or reject the resignation offer, or whether other action should be taken, regarding the resignation of each director who did not receive a majority vote.
Our Board of Directors recommends that stockholders vote “FOR” the election of each of the six nominees to our Board of Directors.

PROPOSAL NO. 2
ADVISORY VOTE ON EXECUTIVE COMPENSATION
We are required by the Securities Exchange Act of 1934, as amended (“Exchange Act”), to provide our stockholders with the opportunity to approve, on a non-binding, advisory basis, the compensation of our named executive officers (“NEOs”). At our 2020 annual meeting of stockholders, we asked our stockholders to vote as to the frequency of future advisory votes to approve the compensation of our NEOs, and approximately 90.2% of the votes cast were voted for every year. At our 2021 annual meeting of stockholders, we held our most recent such vote and approximately 98.2% of the votes cast were voted for approval, on a non-binding, advisory basis, of the compensation of our NEOs. At this annual meeting, we are asking our stockholders to approve, on a non-binding, advisory basis, the following resolution:
RESOLVED, that the stockholders of Tri Pointe Homes, Inc. approve, on an advisory basis, the compensation of the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion set forth in the Company’s 2022 proxy statement.
We encourage stockholders to review the Compensation Discussion and Analysis, the compensation tables and the related narrative disclosures in this proxy statement. We believe that our success is attributable in substantial part to our talented and committed executives. Therefore, we have designed our executive compensation program to achieve the following objectives:
•align the interests of our executive officers with those of our stockholders;
•motivate executive officers to grow long-term stockholder value;
•reinforce our pay for performance culture by aligning the compensation realized by our executive officers with the achievement of company goals;
•provide total compensation opportunities that allow us to attract, retain and motivate talented executive officers; and
•promote desired behavior through incentive compensation without encouraging imprudent risk-taking.
Although this proposal is non-binding, our Board of Directors values the views of our stockholders. Our Board of Directors and our Compensation Committee will review the results of the vote on this proposal when determining future executive compensation arrangements.
Required Vote
Approval of this proposal requires the affirmative vote of the holders of stock having a majority of the votes that could be cast by the holders of all stock entitled to vote on the proposal that are present in person or by proxy at the annual meeting. Abstentions will be treated as being present and entitled to vote, and will have the effect of a vote against, this proposal. “Broker non-votes” will not be treated as shares entitled to vote on the proposal and will not affect the outcome of the vote on this proposal.
Our Board of Directors recommends that stockholders vote “FOR” the adoption of the resolution approving, on a non-binding, advisory basis, the compensation of our NEOs.

PROPOSAL NO. 3
RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM
Our Audit Committee has approved the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022 and has further recommended that our Board of Directors submit the selection of our independent registered public accounting firm for ratification by stockholders at the annual meeting. Ernst & Young LLP has served as our independent registered public accounting firm since 2010. Representatives of Ernst & Young LLP are expected to attend the annual meeting. They will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.
None of our Bylaws, our Certificate of Incorporation or any other governing documents or applicable law requires stockholder ratification of the selection of Ernst & Young LLP as our independent registered public accounting firm. However, our Board of Directors is submitting the selection of Ernst & Young LLP to stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, our Audit Committee will reconsider whether or not to retain Ernst & Young LLP, but may, nonetheless, retain Ernst & Young LLP as our independent registered public accounting firm. Even if the selection is ratified, our Audit Committee, in its discretion, may change the appointment at any time if it determines that such a change would be in the best interest of stockholders. For information concerning fees billed to us for the fiscal years ended December 31, 2021 and 2020, see “Audit Committee Matters—Independent Registered Public Accounting Firm Fees.”
Required Vote
Approval of this proposal requires the affirmative vote of the holders of stock having a majority of the votes that could be cast by the holders of all stock entitled to vote on the proposal that are present in person or by proxy at the annual meeting. Abstentions will be treated as being present and entitled to vote, and will have the effect of a vote against, with regard to this proposal. As this proposal is considered “routine,” banks, brokers or other nominees may exercise their voting discretion in the absence of specific instructions with regard to this proposal.
Our Board of Directors recommends that stockholders vote “FOR” the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for 2022.

PROPOSAL NO. 4
APPROVAL OF THE TRI POINTE HOMES, INC. 2022 LONG-TERM INCENTIVE PLAN
Background
On February 16, 2022, our Board of Directors approved, subject to stockholder approval, the Tri Pointe Homes, Inc. 2022 Long-Term Incentive Plan (the “2022 Plan”). If the 2022 Plan is approved by our stockholders, it will authorize the issuance of up to 7,500,000 shares of our common stock for the grant of awards under the 2022 Plan.
The 2022 Plan will replace the TRI Pointe Group, Inc. Amended and Restated 2013 Long-Term Incentive Plan (the “2013 Plan”), and no new awards have been or will be granted under the 2013 Plan from and after February 23, 2022 (the date of the “overhang” data provided herein), assuming stockholder approval of the 2022 Plan. Any awards outstanding under the 2013 Plan on the date of stockholder approval of the 2022 Plan will remain subject to and be paid under the 2013 Plan, and any shares subject to outstanding awards under the 2013 Plan that subsequently expire, terminate, or are surrendered or forfeited for any reason without issuance of shares will automatically become available for issuance under the 2022 Plan.
Our Board of Directors recommends that stockholders approve the 2022 Plan. The purposes of the 2022 Plan include to:
•align the interests of our stockholders and the recipients of awards under the 2022 Plan by increasing the proprietary interest of such recipients in our growth and success;
•advance our interests by attracting and retaining directors, officers, employees, and other service providers; and
•motivate such persons to act in the long-term best interests of the Company and its stockholders.
If this proposal is not approved by our stockholders, the 2022 Plan will not become effective and the 2013 Plan will remain in effect in accordance with its present terms. However, the 2013 Plan is scheduled to terminate on January 30, 2023 by its terms, and only 3,610,675 shares remain available for issuance in respect of new awards under the 2013 Plan as of February 23, 2022. Accordingly, if this proposal is not approved by our stockholders, we will no longer be able to provide any meaningful amount of equity-based compensation. In that case, our ability to attract and retain talent may be adversely impacted, and this could affect our long-term success. Without equity-based compensation, we would be forced to rely on cash alternatives to provide competitive compensation. Those cash alternatives would, among other things, reduce the cash available for investment in our growth.
Key Features
The following features of the 2022 Plan will protect the interests of our stockholders:
•Limitation on terms of stock options and stock appreciation rights. The maximum term of each stock option and stock appreciation right (“SAR”) is 10 years.
•No repricing or grant of discounted stock options or SARs; no reload stock options/SARs. The 2022 Plan does not permit the repricing of stock options or SARs either by amending an existing award or by substituting a new award at a lower price. The 2022 Plan prohibits the granting of stock options or SARs with an exercise price less than the fair market value of the common stock on the date of grant. Reload grants of stock options and SARs are prohibited under the 2022 Plan.
•No single-trigger acceleration, “liberal” change in control definition, or excise tax gross-ups. Under the 2022 Plan, we do not automatically accelerate vesting of awards in connection with a change in control of the Company. The 2022 Plan does not include a “liberal” change in control definition. We do not provide change in control excise tax gross-ups.
•No liberal share counting for stock options/SARs. The 2022 Plan prohibits us from re-using shares that are tendered or surrendered to pay the exercise cost or tax obligation for stock options and SARs.
•Clawbacks. Awards granted under the 2022 Plan are subject to certain compensation recovery policies.
•Dividends. We will not pay dividends or dividend equivalents on stock options, SARs or on other unearned awards (both time-vesting and performance-vesting).
•Director award limits. The 2022 Plan contains annual limits on the amount of awards that may be granted to our non-employee directors.
Overhang and Burn Rate
We regularly review the dilutive effect of our equity compensation plans on our stockholders (sometimes called “overhang”). As of February 23, 2022, assuming approval of the 2022 Plan, our total overhang would be 9.5%. We believe that this level of overhang represents a reasonable and balanced level of dilution for our stockholders.1
We manage the long-term dilution from our equity compensation program by limiting the number of shares subject to equity awards that we grant annually, commonly referred to as “burn rate.” For more information regarding our burn rate for the past three calendar years (2019–21), please see “Information on Equity Compensation Plans as of February 23, 2022” below.
Summary of the 2022 Plan
The principal provisions of the 2022 Plan are summarized below. This summary is qualified in its entirety by reference to the 2022 Plan document, a copy of which is attached as Appendix A. To the extent the description below differs from the text of the 2022 Plan, the text of the 2022 Plan will control.
Administration
The 2022 Plan vests broad powers in a committee to administer and interpret the 2022 Plan. Until and unless otherwise determined by our Board of Directors, that committee will be our Compensation
1 For the purpose of calculating the overhang, we use “fully diluted overhang,” which equals Amount A divided by Amount B, where Amount A equals the sum of all outstanding equity awards plus shares available for future grants under all plans, and Amount B equals the sum of our total shares of common stock outstanding plus Amount A. As of February 23, 2022: (i) the number of outstanding equity awards equals approximately 4,067,278 shares; (ii) the number of shares available for future grants under all plans assuming approval of the 2022 Plan equals approximately 7,500,000 shares; and (iii) the number of shares of our common stock outstanding equals approximately 110,129,532 shares.

Committee. In this capacity, our Compensation Committee has the authority to, among other things, select eligible persons for participation in the 2022 Plan and determine the form, amount, and timing of each award to such persons, to modify the terms of awards, to determine when awards will be granted and paid, and to make all other determinations which it deems necessary or desirable in the interpretation and administration of the Plan. Our Compensation Committee may also delegate certain of its award authority to the extent permitted by applicable law. In order to comply with foreign law, our Compensation Committee may modify the terms of outstanding awards, establish subplans and take other actions that it deems advisable, provided that no subplans or modifications may increase the number of shares available for grant under the 2022 Plan. Our Board of Directors may amend or terminate the 2022 Plan at any time, provided that stockholder approval may be required for certain amendments, to the extent required by applicable law. In addition, no amendment may change the provisions prohibiting repricing of stock options and SARs (described below) without stockholder approval.
Eligibility
Participants in the 2022 Plan consist of such officers, non-employee directors, employees, and consultants, and persons expected to become officers, non-employee directors, employees, and consultants of the Company and its subsidiaries as the Compensation Committee may select from time to time in its discretion. However, in accordance with applicable tax rules, only our employees (and the employees of our subsidiaries) are eligible to be granted incentive stock options.
As of February 23, 2022, there were approximately 1,435 employees, including four executive officers, and five non-employee directors who would be eligible to participate in the 2022 Plan.
Vesting
Our Compensation Committee determines the vesting conditions for awards. Vesting conditions may include the continued employment or service of the participant, the attainment of specified individual or corporate performance goals, or other factors in our Compensation Committee’s discretion.
Shares of Stock Available for Issuance
Subject to certain adjustments, the maximum number of shares of our common stock that may be issued under the 2022 Plan is 7,500,000 shares. In addition, if and to the extent that any awards granted under the 2013 Plan terminate, expire, are cancelled or are forfeited, the shares associated with such award will be added to the share reserve and become available for issuance under the 2022 Plan.
Shares subject to awards under the 2022 Plan that terminate or expire unexercised, or are cancelled, forfeited or lapse for any reason, and shares underlying awards that are ultimately settled in cash, will again become available for future grants of awards under the 2022 Plan. Shares delivered to or withheld by the Company to pay the withholding taxes for stock awards (such as restricted stock and restricted stock units) or stock-based performance awards, but not stock options or stock-settled SARs, will again be available for issuance under the 2022 Plan.
The following shares will not become available again for award under the 2022 Plan: (i) shares that were subject to a stock-settled SAR and were not issued upon the net settlement or net exercise of such SAR; (ii) shares delivered to or withheld by the Company to pay the purchase price or the withholding taxes related to an outstanding stock option or SAR; or (iii) shares repurchased on the open market with the proceeds of a stock option exercise.

Any shares issued in respect of awards granted in substitution for equity-based awards of an entity acquired by the Company or a subsidiary, or with which the Company or a subsidiary combine, will not reduce the total share reserve.
The maximum aggregate number of shares under the 2022 Plan that may be issued in respect of incentive stock options is 7,500,000. The market value of a share of our common stock as of February 23, 2022 was $20.51.
Non-Employee Director Award Limits
No awards may be granted under the 2022 Plan during any one calendar year to a non-employee director that exceed, together with any cash compensation received for such service, (i) $825,000 for a non-employee director serving as the Chairman, and (ii) $750,000 for a non-employee director not serving as the Chairman, in either case based on the grant date fair value for accounting purposes in the case of stock options or SARs and based on the fair market value of the common stock underlying the award on the grant date for other equity-based awards. The 2022 Plan permits disinterested members of our Board of Directors to make individual exceptions to this limit in extraordinary circumstances. Awards granted to non-employee directors upon initial election to our Board of Directors do not count towards the limits.
Types of Awards
The 2022 Plan provides for the grant of the following types of awards: (i) stock options (both incentive stock options (“ISOs”) or nonqualified stock options), (ii) SARs (both free-standing SARs or tandem SARs), (iii) restricted stock, (iv) restricted stock units (“RSUs”), (v) bonus stock awards, and (vi) performance awards.
Stock Options. A stock option entitles the holder to purchase from us a stated number of our shares at a specified price for a limited period of time. Our Compensation Committee will specify the number of shares of common stock subject to each option and the exercise price for such option, provided that, in case of an ISO, the exercise price may not be less than the fair market value of a share of common stock on the date the option is granted. However, for an ISO granted to a ten percent stockholder, the exercise price shall not be less than 110% of the fair market value of common stock on the date the stock option is granted.
Generally, stock options may be exercised in whole or in part through a cash payment. Our Compensation Committee, however, may in its discretion permit payment of the exercise price through other methods, including the delivery of previously owned whole shares, the withholding of shares by the Company, through a broker-dealer, or by a combination of cash, withheld shares and delivered shares.
All stock options will be exercisable in accordance with the terms of the applicable award agreement. The maximum term of an option will be determined by our Compensation Committee on the date of grant, but will not exceed 10 years (5 years in the case of ISOs granted to a ten percent stockholder). In the case of ISOs, the aggregate fair market value (determined as of the date of grant) of common stock with respect to which such ISOs become exercisable for the first time during any calendar year cannot exceed $100,000. ISOs granted in excess of this limitation will be treated as nonqualified stock options.
Stock Appreciation Rights. A SAR represents the right to receive, upon exercise, any appreciation in a share of common stock (including shares of restricted stock) over a particular time period. The award agreement will specify whether the SAR is a tandem SAR or a free-standing SAR. A tandem SAR provides the holder with a choice of exercising an option or the SAR, with the exercise of one eliminating the right to exercise the other. The base price of a tandem SAR may not be less than the exercise price of the related option. The base price of a free-standing SAR may not be less than the fair market value of the underlying common stock at the time the SAR is granted.
SARs may be exercised only during such periods and at such times and in such installments as established by our Compensation Committee; provided, however, that no tandem SAR will be exercised later than the expiration, cancellation, forfeiture or other termination of the related stock option and no free-standing SAR will be exercised later than ten years after its date of grant. A SAR may be exercised by (i) giving written notice to us specifying the number of whole SARs that are being exercised and (ii) executing such documents as we may reasonably request. In the case of a tandem SAR, a participant will also surrender to us any options that were cancelled by reason of the exercise of the SAR.
Restricted Stock. A restricted stock award is a grant of shares of common stock that are subject to forfeiture and transfer restrictions during a specified period. Our Compensation Committee will determine the price, if any, to be paid by the participant for each share of restricted stock. If the specified vesting conditions are not attained, the underlying common stock will be forfeited to us. Conversely, if and when the vesting conditions are satisfied, the restrictions imposed will lapse. During the restriction period, a participant will have the right to vote the shares underlying the restricted stock and receive dividends with respect to restricted stock. However, any such dividends will be subject to the same vesting conditions as the restricted stock to which they relate. If the underlying restricted stock is forfeited prior to becoming vested, accrued dividends will be forfeited as well.
Restricted Stock Units. An RSU represents a right to receive, on the achievement of specified vesting conditions, an amount equal to the fair market value of one share of our common stock. An RSU may be settled in shares of our common stock, cash or a combination of both, at the discretion of our Compensation Committee. Dividend equivalents may be granted in connection with an RSU award. For each unvested share of common stock underlying such award, a dividend equivalent entitles the participant to a payment (in cash or stock) equal to the amount of a dividend paid on a share of common stock, once the underlying share vests.
Bonus Stock. Bonus stock awards may be granted to participants. Bonus stock consists of shares of our common stock awarded to a participant without any restrictions or performance-based vesting conditions. Our Compensation Committee will determine the terms and conditions of each such award.
Performance Awards. Any award granted under the 2022 Plan may have a performance-vesting component based on the achievement, or the level of achievement, of one or more performance measures during a specified performance period, as established by our Compensation Committee. The performance measures may include, without limitation, one or more of the following corporate-wide or subsidiary, division, operating unit, or individual measures, stated in either absolute terms or relative terms, such as rates of growth or improvement: the attainment by a share of common stock of a specified fair market value for a specified period of time; earnings per share; return to stockholders (including dividends); return on assets; return on equity; earnings of the Company before or after taxes and/or interest; revenues; expenses; market share; cash flow or cost reduction goals; interest expense after taxes; return on investment; return on investment capital; return on operating costs; economic value created; operating margin; gross margin; the achievement of annual operating profit plans; net income before or after taxes; pretax earnings before interest; depreciation and/or amortization; pretax operating earnings after interest expense and before incentives and/or extraordinary or special items; operating earnings; net cash provided by operations; and strategic business criteria, specified market penetration, cost targets, customer satisfaction; or any combination of the foregoing. Our Compensation Committee may amend or adjust the performance measures or other terms and conditions of an outstanding award in recognition of unusual or nonrecurring events affecting us or our financial statements or changes in law or accounting principles.
Adjustments
In the event of any equity restructuring that causes the per share value of our common stock to change, such as a stock dividend, stock split, spinoff, rights offering or recapitalization through an extraordinary dividend, our Compensation Committee will appropriately adjust awards under the 2022 Plan. In the event of any other change in corporate capitalization, including a merger, consolidation, reorganization, or partial or complete liquidation of the Company, equitable adjustments may be made as determined to be appropriate and equitable by our Compensation Committee (or, if the Company is not the surviving corporation in any such transaction, the board of directors of the surviving corporation) to prevent dilution or enlargement of rights of participants.
Change in Control
Upon (or in anticipation of and contingent upon) a change in control (as defined in the 2022 Plan), our Board of Directors (as constituted before the change in control) may, in its sole and absolute discretion, take any of the following actions:
•cause any or all outstanding awards to become vested and/or exercisable (as applicable), in whole or in part;
•cancel any award in exchange for a substitute award; and/or
•require outstanding awards, in whole or in part, to be surrendered to the Company and be immediately cancelled by the Company, and to provide for the holder to receive a payment (in cash and/or securities) in an amount equal to the value of the underlying shares (less any applicable exercise price) based on the value of the shares in the change in control transaction.
For purposes of the 2022 Plan, a change in control will occur only upon consummation of the relevant transaction and generally requires a more than 50% change in ownership (in case of a merger transaction or similar business combination) or sale of substantially all of our assets.
Repricing of Stock Options and SARs Prohibited
Our Compensation Committee may not, without obtaining stockholder approval, reprice stock options or SARs. Repricing stock options or SARs includes: (i) changing the terms of a stock option or SAR to lower its exercise price or base price; (ii) taking any other action that is treated as a “repricing” under generally accepted accounting principles; and (iii) repurchasing for cash or canceling a stock option or SAR at a time when its exercise price or base price is greater than the fair market value of a share in exchange for another award (unless such cancellation and exchange is in connection with a change in capitalization or similar event).
Clawbacks
Awards granted under the 2022 Plan are subject to any recoupment or clawback policy that we may adopt from time to time and to any requirement of applicable law, including the our clawback policy described ‘under “‘Clawback’ Policy” in the Compensation Discussion and Analysis section of this proxy statement.
Miscellaneous
Generally, awards granted under the 2022 Plan may not be transferred, except by will or intestate succession. However, our Compensation Committee may in its discretion authorize the gratuitous transfer of awards (other than incentive stock options) to family members of the grantee, partnerships owned by such family members, trusts for the benefit of such family members, similar estate planning vehicles or other persons.
Awards do not give participants stockholder rights unless and until shares of common stock are issued to such participants. Awards do not entitle any employee of other service provider to continue in the service of the Company or its affiliates.
Awards under the 2022 Plan will be subject to withholding for applicable taxes, to the extent required by law, and our Compensation Committee may authorize the withholding of shares subject to an award to satisfy required tax withholding.
Unless the 2022 Plan is extended with the approval of our stockholders or earlier terminated by our Board of Directors, the 2022 Plan will expire on April 20, 2032 (ten years after stockholder approval of the 2022 Plan), assuming stockholder approval of the 2022 Plan.
Federal Income Tax Consequences
The federal income tax consequences of the issuance, exercise and/or settlement of awards under the 2022 Plan are described below. The following information is only a summary and does not address all aspects of taxation that may be relevant to a particular participant in light of his or her personal circumstances. Participants should consult with their own tax advisors with respect to the tax consequences inherent in the ownership and exercise of the awards and the ownership and disposition of any underlying securities. The summary does not address the effects of other federal taxes (including possible “golden parachute” excise taxes) or taxes imposed under state, local or foreign tax laws. Tax laws are subject to change. Generally, we expect that all amounts taxable as ordinary income to participants under the 2022 Plan in respect of awards are will be deductible by us as compensation at the same time the participant recognizes the ordinary income, subject to the limitations of Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”). Under Section 162(m), we generally cannot deduct compensation paid to certain covered employees in excess of $1 million per year.
Nonqualified Stock Options
A participant recognizes no taxable income when a nonqualified stock option is granted. Upon exercise of a nonqualified stock option, a participant will recognize ordinary income equal to the excess of the fair market value of the shares received over the exercise price of the nonqualified stock option. A participant’s tax basis in shares of common stock received upon exercise of a nonqualified stock option will generally be equal to the fair market value of those shares on the exercise date, and the participant’s holding period for such shares will begin at that time. Upon sale of shares of common stock received upon exercise of a nonqualified stock option, the participant will realize short-term or long-term capital gain or loss, depending on the period the shares are held. The amount of such gain or loss will be equal to the difference between the amount realized in connection with the sale of the shares and the participant’s tax basis in such shares.

Incentive Stock Options
A participant recognizes no taxable income when an incentive stock option is granted or exercised. So long as the participant meets the applicable holding period requirements for shares received upon exercise of an incentive stock option (two years from the date of grant and one year from the date of exercise), gain or loss realized by a participant upon sale of the shares received upon exercise will be long-term capital gain or loss, and we will not be entitled to a deduction. If, however, the participant disposes of the shares before meeting the applicable holding period requirements (a “disqualifying disposition”), the participant will then recognize ordinary income. The amount of ordinary income recognized by the participant is limited to the lesser of the gain on such sale and the difference between the fair market value of the shares of common stock on the date of exercise and the option exercise price. Any gain realized in excess of this amount will be treated as short- or long-term capital gain (depending on how long the shares are held). If the option price exceeds the amount realized upon such a disposition, the difference will be short- or long-term capital loss (depending on how long the shares are held). Notwithstanding the above, individuals subject to Alternative Minimum Tax may recognize ordinary income upon exercise of an incentive stock option.
Stock Appreciation Rights
A participant generally will not recognize taxable income upon the grant or vesting of a tandem SAR or a free-standing SAR. Upon exercising a SAR, a participant will recognize ordinary income in an amount equal to the difference between the base price and the fair market value of our common stock and/or cash received on the exercise date.
Restricted Stock
If a participant receives shares of restricted stock under the 2022 Plan and does not make the election described in the next paragraph, the participant will recognize no taxable income upon the receipt of the shares. When the forfeiture conditions with respect to the restricted stock lapse, the participant will recognize ordinary income equal to the fair market value of the shares at that time, less any amount paid for the shares. A participant’s tax basis in shares of restricted stock will generally be equal to the income recognized when the forfeiture conditions lapse, and the participant’s holding period for the shares will begin at that time. Upon sale of the shares, the participant will realize short- or long-term gain or loss, depending on how long the shares are held after the forfeiture conditions lapse. Such gain or loss will be equal to the difference between the amount realized upon the sale of the shares and the participant’s tax basis in the shares.
Participants receiving shares of restricted stock may make an election under Section 83(b) of the Code. By making a Section 83(b) election, the participant elects to recognize compensation income when the shares are received rather than at the time the forfeiture conditions lapse. The amount of such compensation income will be equal to the fair market value of the shares upon receipt (valued without regard to the forfeiture conditions and transfer restrictions applicable to the shares), less any amount paid for the shares. By making a Section 83(b) election, the participant will recognize no additional compensation income when the forfeiture conditions lapse. The participant’s tax basis in shares with respect to which a Section 83(b) election is made will generally be equal to the income recognized at grant, and the participant’s holding period for such shares will begin at that time. Upon sale of the shares, the participant will realize short- or long-term capital gain or loss, depending on the period the shares were held. However, if the shares are forfeited, the participant will not be entitled to claim a deduction with respect to any income tax paid upon making the Section 83(b) election. To make a Section 83(b)

election, a participant must file an appropriate form of election with the Internal Revenue Service and with his or her employer, each within 30 days after the shares of restricted stock are issued.
Restricted Stock Units
When shares of common stock or cash with respect to RSU awards are delivered to the participant, the value of the shares or cash is then taxable to the participant as ordinary income. No taxable income is recognized upon receipt of a dividend equivalent right included as part of an RSU award. A participant will recognize ordinary income in the year in which a dividend or distribution, whether in cash, securities or other property, is paid to the participant. The amount of that income will be equal to the fair market value of the cash, securities or other property received.
Bonus Stock
A participant who receives a bonus stock award will recognize compensation taxable as ordinary income at the time the bonus stock is granted equal to the fair market value of the common stock subject to the bonus stock award on that date.
Performance Awards
When shares of common stock or cash with respect to the performance award are delivered to the participant, the value of the shares or cash is then taxable to the participant as ordinary income.
New Plan Benefits
If the 2022 Plan is approved by our stockholders, awards under the 2022 Plan will be determined by our Compensation Committee (or any individual or committee of individuals to whom our Compensation Committee delegates its authority) in its discretion, and it is therefore not possible to predict the number, name or positions of persons who will benefit from the 2022 Plan, if it is approved by stockholders, or the terms of any such benefits.

Equity Compensation Plan Information
The following table sets forth certain information, as of December 31, 2021, with respect to our equity compensation plans under which our equity securities are authorized for issuance.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights (#) (a)	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights ($) (b)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a)) (#) (c)
Equity compensation plans approved by security holders	3,629,316	$ 15.58(1)	4,758,504
Equity compensation plans not approved by security holders	—	—	—
Total	3,629,316	$ 15.58(1)	4,758,504
__________

(1)	This weighted-average exercise price excludes outstanding RSUs that can be exercised for no consideration. At December 31, 2021, there were 134,926 shares of our common stock to be issued upon the exercise of outstanding options that we assumed in connection with our merger transaction with WRECO during the year ended December 31, 2014. The weighted-average exercise price of these assumed options was $14.25 at December 31, 2021.
Information on Equity Compensation Plans as of February 23, 2022
The information included above for the fiscal year ended December 31, 2021 is updated by the following information regarding all existing equity compensation plans as of February 23, 2022:
•Stock options outstanding: 281,225
•Weighted average exercise price of outstanding stock options under all existing equity compensation plans: $15.58
•Weighted average remaining contractual term of outstanding stock options: 1.5
•Time-based and performance-based RSUs outstanding: 3,786,053
•Total shares of common stock outstanding as of February 23, 2022: 110,129,532
•3,610,675 shares were available for grant under the 2013 Plan. If the 2022 Plan is approved, no shares will be available for grant from the 2013 Plan, and the only shares available for grant will be the 7,500,000 shares authorized under the 2022 Plan (plus shares added to the 2022 Plan for awards under the 2013 Plan that expire, terminate, or are surrendered or forfeited for any reason without issuance of shares after the effective date of the 2022 Plan).
The table below sets forth the following information for the years ended December 31, 2021, 2020 and 2019: (i) the number of time-based RSUs granted; (ii) the number of shares of common stock issued following the vesting of earned performance-based RSUs; (iii) the weighted average number of shares of common stock outstanding; and (iv) our burn rate.

	Year Ended December 31,
	2021	2020	2019
Time-Based RSUs Granted	670,009	709,799	1,056,334
Performance-Based RSUs Earned(1)	432,148	98,285	136,329
Weighted Average Shares of Common Stock Outstanding	112,836,051	129,368,964	140,851,444
Burn Rate	1.0%	0.6%	0.8%
__________

(1)	The burn rate in the above table has been calculated based on the number of shares of common stock issued following the vesting of earned performance-based RSUs in the applicable year. For reference, we granted an aggregate of 898,453, 754,445 and 599,999 performance-based RSUs in the years ended December 31, 2021, 2020 and 2019, respectively, in each case assuming maximum performance.
Required Vote
Approval of this proposal requires the affirmative vote of the holders of stock having a majority of the votes that could be cast by the holders of all stock entitled to vote on the proposal that are present in person or by proxy at the annual meeting. Abstentions will be treated as being present and entitled to vote, and will have the effect of a vote against, this proposal. “Broker non-votes” will not be treated as shares entitled to vote on the proposal and will not affect the outcome of the vote on this proposal.
Our Board of Directors recommends that stockholders vote “FOR” the approval of the Tri Pointe Homes, Inc. 2022 Long-Term Incentive Plan.

BOARD OF DIRECTORS
Composition of our Board of Directors
Our Certificate of Incorporation provides that the authorized number of directors shall not be fewer than three and shall be fixed from time to time solely by resolution adopted by affirmative vote of a majority of directors then in office. Our Board of Directors currently consists of six directors.
Pursuant to our employment agreement with Mr. Bauer, we have agreed that while he is employed under that agreement, we will nominate him for re-election as a member of our Board of Directors. See “Executive Compensation—Employment Agreements and RSU Awards.”
Director Nominees
The nominees for election to our Board of Directors, together with biographical information furnished by each of them and information regarding each nominee’s qualifications, are set forth below. There are no family relationships among our executive officers and directors.
DOUGLAS F. BAUER, 60, has served as our Chief Executive Officer and as a member of our Board of Directors since January 30, 2013. He was a member of TRI Pointe Homes, LLC’s (“TPH LLC”) board of managers prior to its conversion into a corporation. Prior to forming TPH LLC in April 2009, from 1989 to 2009, Mr. Bauer served in several capacities, including most recently the President and Chief Operating Officer, for William Lyon Homes, a homebuilding company whose common stock was listed on the NYSE from 1999 until the company was taken private in 2006. His prior titles at William Lyon Homes also included Chief Financial Officer and, prior thereto, President of its Northern California Division. Prior to his 20-year tenure at William Lyon Homes, Mr. Bauer spent seven years at Security Pacific National Bank in Los Angeles, California in various financial positions. Mr. Bauer has more than 30 years of experience in the real estate finance, development and homebuilding industry. Mr. Bauer is currently involved in legislative events through his participation in Leading Builders of America. He serves on the board of directors of Building Talent Foundation, a non-profit organization whose mission is to recruit, train and place individuals in the construction industry. Mr. Bauer has also been involved in both legislative efforts and community enhancement programs through his involvement in the California Building Industry Association and HomeAid Orange County, a charitable organization with the mission of building or renovating shelters for the temporarily homeless, which serves individuals and families who find themselves without shelter due to such factors as domestic violence, job loss, catastrophic illness and crisis pregnancy. Mr. Bauer received his B.A. from the University of Oregon and later received his M.B.A. from the University of Southern California. As our Chief Executive Officer, Mr. Bauer has intimate knowledge of our business and operations, and he provides our Board of Directors with extensive experience in real estate finance, operations and development, as well as a familiarity with the workings of the homebuilding industry.
LAWRENCE B. BURROWS, 69, has served as a member of our Board of Directors since July 7, 2014. Mr. Burrows served as an executive officer of the Weyerhaeuser Company from 2008 through 2013, when he retired after 25 years with the company. He was Senior Vice President of Wood Products for Weyerhaeuser Company from 2010 through 2013. From 2008 to 2010, Mr. Burrows was President and Chief Executive Officer of Weyerhaeuser Real Estate Company (“WRECO”). Prior to becoming WRECO’s President and Chief Executive Officer, he served as President of Winchester Homes, a WRECO subsidiary, from 2003 to 2008. Mr. Burrows serves on several non-profit boards: Community Foundation of Anne Arundel County, Dean’s Advisory Board of the Edward J. Bloustein School of Planning and Public Policy at Rutgers University, and as an officer and Treasurer of the Chesapeake

Multi-Cultural Resource Center. Previously he served as a member of the Board of Directors and Audit Committee Chair of Conner Industries, a privately-held industrial wood and packaging solutions company. Before joining Weyerhaeuser Company and WRECO, Mr. Burrows was a real estate consultant and developer. Mr. Burrows served on the Board of Habitat for Humanity, Seattle/King County, and HomeAid of Northern Virginia. Mr. Burrows earned a B.A. from Rutgers University, a Masters in City Planning from the University of Pennsylvania, and is a graduate of the Wharton School of Business Advanced Management Program. He is the author of Growth Management: Issues, Techniques and Policy Implications, published by the Center for Urban Policy Research at Rutgers University. Our Board of Directors believes that Mr. Burrows’ experience in real estate development and homebuilding is a tremendous benefit to our Board of Directors.
STEVEN J. GILBERT, 74, has served as a director on our Board of Directors since January 30, 2013. Mr. Gilbert is Chairman of the Board of Gilbert Global Equity Partners, L.P., a billion dollar private equity fund, and has served in this capacity since 1998. He is also a director of Fairholme Funds (Nasdaq: FAIRX), an open-end investment company; a director of MBIA, Inc. (NYSE: MBI); and is the Lead Independent Director of the Empire State Realty Trust (NYSE: ESRT). He is also the Lead Independent Director of Oaktree Capital Group and Vice Chairman of MidOcean Equity Partners, LP. Mr. Gilbert formerly served as a director of SDCL EDGE Acquisition Corporation (NYSE: SEDA) from October 2021 until March 2022, Vice Chairman of Stone Tower Capital from January 2007 until April 2012, Senior Managing Director and Chairman of Sun Group (USA) until 2009, as well as a Senior Advisor to Continental Grain. From 1992 to 1997, he was a Founder and Managing General Partner of Soros Capital L.P., the principal venture capital and leveraged transaction entity of the Quantum Group of Funds, and a principal Advisor to Quantum Industrial Holdings Ltd. From 1988 to 1992, he was the Managing Director of Commonwealth Capital Partners, L.P., a private equity investment firm. Prior to that, from 1984 to 1988, Mr. Gilbert was the Managing General Partner of Chemical Venture Partners (now J. P. Morgan Capital Partners), which he founded. Mr. Gilbert was admitted to the Massachusetts Bar in 1970 and practiced law at Goodwin Procter & Hoar in Boston, Massachusetts. He was an associate in corporate finance at Morgan Stanley & Co. from 1972 to 1976, a Vice President at Wertheim & Co., Inc. from 1976 to 1978 and a Managing Director at E. F. Hutton International from 1978 to 1980. Mr. Gilbert was recently Chairman of the Board of Dura Automotive Systems, Inc., Chairman of CPM Holdings, True Temper Sports and a Director of J. O. Hambro Capital Management Group and the Asian Infrastructure Fund. Previously, Mr. Gilbert has been a Director of numerous companies, including Montpelier Re, Olympus Trust, Office Depot, Inc., Funk & Wagnalls, Inc., Parker Pen Limited, Piggly Wiggly Southern, Inc., Coast Community News, Inc., GTS-Duratek, Magnavox Electronic Systems Company, UroMed Corporation, Star City Casino Holdings, Ltd., Katz Media Corporation, Airport Group International, Batavia Investment Management, Ltd., Affinity Financial Group, Inc., ESAT Telecom, Ltd., Colep Holding, Ltd., NFO Worldwide, Terra Nova (Bermuda) Holdings, Limited and Veritas-DCG. He was the principal owner, Chairman and Chief Executive Officer of Lion’s Gate Films from 1980 to 1984. Mr. Gilbert is a member of the Council on Foreign Relations and the Global Agenda Council on Capital Flows of the World Economic Forum and a member of the Board of Governors of the Lauder Institute. Mr. Gilbert received his B.A. from the Wharton School at the University of Pennsylvania, his J.D. from the Harvard Law School and his M.B.A. from the Harvard Graduate School of Business. Mr. Gilbert provides our Board of Directors with vast investment management and leadership experience, and his prior and current service as a director of numerous publicly-held companies allows him to make valuable contributions to our Board of Directors.
R. KENT GRAHL, 59, has served as a member of our Board of Directors since September 27, 2021. Mr. Grahl served as Vice Chairman of the Board of Directors and President of Resmark Equity Partners, LLC from 1999 to 2019, where he originated, underwrote, managed and directed over $3.4 billion in equity investments that resulted in the delivery of over 27,000 residential for-sale homes, for-

rent homes and lots. During his tenure, Mr. Grahl focused on delivering positive risk-adjusted returns for Resmark’s institutional investors and advised its Board of Directors on corporate initiatives and investment strategy. Prior to joining Resmark, Mr. Grahl served as lead consultant to Bankers Trust regarding its CalPERS-related residential investment program from 1998 to 1999, and from 1992 to 1998, served as Senior Vice President with Prudential Home Building Investors, where he was responsible for all investment originations and operations nationwide regarding its CalPERS-related residential investment program and Prudential’s National Residential Fund. Previously, from 1986 to 1992, Mr. Grahl served as Project Manager with Home Capital Corporation, a real estate investment subsidiary of HomeFed Bank, where he originated, underwrote and managed residential investments. Mr. Grahl graduated with a B.S. in Finance/Economics from San Diego State University in 1984 and received an M.B.A. from National University in 1987. Our Board of Directors believes that Mr. Grahl provides it with substantial experience in the development and financing of real estate, including within the homebuilding industry.
VICKI D. McWILLIAMS, 64, has served as a member of our Board of Directors since July 19, 2018. She has served as Executive Vice President of Stores for Williams-Sonoma, Inc. (NYSE: WSM), a specialty retailer of high-quality products for the home, since 2008. Her responsibilities include leading approximately 20,000 associates in 550 stores, as well as the customer care function. Ms. McWilliams’ responsibilities include developing retail strategies, human resources, profit and loss, margin, customer service, innovation in service offerings, product feedback and real estate relocations and remodels. Prior to joining Williams-Sonoma, Ms. McWilliams held several positions at Nordstrom (NYSE: JWN) during her 29-year tenure with the Company. From 1996 to 2008, she served as Executive Vice President, leading stores in Northern California and Washington, D.C. Her responsibilities included overseeing stores, developing retail strategies, distribution centers, product development, annual budgets and net income. Prior to her EVP role, Ms. McWilliams held various positions at Nordstrom, including leading the largest store, San Francisco Centre, and serving in buying roles earlier in her career. Ms. McWilliams received her B.A. in Clothing and Textiles from Washington State University. Ms. McWilliams was honored by the San Francisco Board of Supervisors in 2006 for excellence in business partnership, served on the Juvenile Diabetes San Francisco Board of Directors for over ten years and has lead campaigns for both the United Way and St. Jude’s. Ms. McWilliams provides our Board of Directors with expertise in consumer retail and the new home space and provides our Board of Directors with valuable insights regarding the customer experience.
CONSTANCE B. MOORE, 66, has served as a member of our Board of Directors since July 7, 2014. She has served as a director of Civeo Corporation (NYSE: CVEO) since June 2014. She served as a director of Columbia Property Trust (NYSE: CXP) from November 2017 until it was acquired in December 2021 (including as chair of its board of directors since December 2020), and served as a director of Strive Communities, a private company, from January 2019 until it was acquired in April 2021. Ms. Moore served as a Director of BRE Properties, Inc. (NYSE:BRE) from September 2002 until BRE was acquired in April 2014. Ms. Moore served as President and Chief Executive Officer of BRE from January 2005 until April 2014, served as President and Chief Operating Officer from January 2004 until December 2004 and served as Executive Vice President & Chief Operating Officer from September 2002 to December 2003. Ms. Moore has more than 40 years of experience in the real estate industry. Prior to joining BRE in 2002, she was a managing director of Security Capital Group & Affiliates. From 1993 to 2002, Ms. Moore held several executive positions with Security Capital Group, including co chairman and chief operating officer of Archstone Communities Trust. Ms. Moore holds an M.B.A. from the University of California, Berkeley, Haas School of Business and a bachelor's degree from San Jose State University. In 2009, she served as chair of the NAREIT. Currently, she is the chair of the Fisher Center for Real Estate and Urban Economics Policy Advisory Board at University of California, Berkeley, a Governor and a Trustee of the Urban Land Institute, serves on the board of Bridge Housing Corporation, serves on the board of the University of California, Berkeley, Haas School of Business, and serves on the board of the Tower Foundation at San Jose State University. Our Board of Directors believes that Ms. Moore provides it with significant leadership and real estate management experience.
Retired Director
Mr. Daniel S. Fulton retired from our Board of Directors effective as of December 31, 2021. We acknowledge and thank Mr. Fulton for his invaluable contributions to our Board of Directors and the Company during his more than seven years of service and wish him all the best in his future endeavors.
Qualifications and Characteristics for Directors
Our Board of Directors believes that the Board, as a whole, should possess a combination of skills, professional experience and diversity of backgrounds necessary to oversee our business. In addition, our Board of Directors believes there are certain attributes every director should possess, including high personal and professional ethical standards, practical wisdom, mature judgment and integrity. Our Board of Directors seeks out, and our Board of Directors is comprised of, individuals whose background and experience complement those of our other directors. In particular, our Board of Directors is comprised of persons with a diverse range of qualifications, skills and experience in areas including, but not limited to, real estate development, homebuilding, finance, investment management, sales and marketing, operations and consumer retail, as well as substantial experience serving on other public and private boards of directors and in senior management roles within companies across various industries. Additionally, two of our directors are female and one of our directors is ethnically diverse. Our Board of Directors and our Nominating and Corporate Governance Committee consider the qualifications of directors and director candidates individually and in the broader context of our Board of Directors’ overall composition and our current and future needs. Our Board of Directors believes that each director nominee possesses the qualities and experience that our Board of Directors and our Nominating and Governance Committee believe are important, as described in further detail below in the section entitled “Corporate Governance—Committees of our Board of Directors—Nominating and Corporate Governance Committee.”

The chart below reflects certain of the key qualifications, skills and experiences of our director nominees.

Director Nominee Qualifications, Skills and Experience

Audit/Financial Reporting
5
Capital Allocation/Finance Expertise
6
Sales and Marketing
4
Customer Experience/Retail
5
Technology and Cybersecurity
2
Public Company Board
5
Corporate Governance
5
Risk Management
6
Real Estate
6
Senior Leadership
6
Human Capital Management
6
ESG/Sustainability
3

Diversity
Women
(33%)
Racial/Ethnic Diversity
(17%)

CORPORATE GOVERNANCE
Corporate Governance Highlights

✓	Separate independent Chairman of our Board of Directors and Chief Executive Officer (“CEO”)

✓	All directors are independent under NYSE standards, except CEO

✓	Audit, Compensation and Nominating and Corporate Governance Committees are each comprised solely of independent directors

✓	One-half of our Board of Directors self-identifies as either female or ethnically diverse

✓	Annual election of directors

✓	Majority voting in uncontested director elections

✓	Director resignation policy requiring incumbent directors who are not re-elected to tender promptly a written offer of resignation

✓	Stock ownership guidelines for our directors and executive officers

✓	Policy for recoupment of executive officer incentive based compensation in the event of certain restatements of our financial results

✓	Regular executive sessions of independent directors
Director Independence
Our Board of Directors has determined that five of its current directors, Mses. McWilliams and Moore and Messrs. Burrows, Gilbert and Grahl, constituting a majority of directors, satisfy the listing standards for independence of the NYSE. Our Board of Directors has also determined that Daniel S. Fulton, who retired as a director in 2021, also satisfied those listing standards for independence.
The non-management directors meet regularly in executive sessions outside the presence of management, and Mr. Gilbert, as Chairman of our Board of Directors, currently presides at all executive sessions of the non-management directors.
Leadership Structure of our Board of Directors
Our Corporate Governance Guidelines provide that our Board of Directors is free to select a Chairman in the manner it considers to be in our best interest and that the roles of Chairman of our Board of Directors and CEO may be filled by a single individual or two different persons. In 2014, our Board of Directors amended our Bylaws to provide that the position of Chairman of our Board of Directors is not an officer position. This provides our Board of Directors with flexibility to decide what leadership structure is in our best interests at any point in time. Currently, two different persons serve in these roles: Mr. Gilbert serves as Chairman of our Board of Directors and Mr. Bauer serves as CEO. At this time, our Board of Directors has determined that having Mr. Gilbert serve as Chairman of our Board of Directors and Mr. Bauer serve as CEO is in our best interest, as it allows Mr. Gilbert to focus on the effectiveness of our Board of Directors and oversight of our senior management team while Mr. Bauer focuses on executing our strategy and managing our business. In the future, however, our Board of Directors may determine that it is in our best interest to have a single individual serve as both Chairman of our Board of Directors and CEO.

Role of our Board of Directors in Risk Oversight
One of the key functions of our Board of Directors is informed oversight of the risk management process. Our Board of Directors administers this oversight function directly, with support from three of its standing committees—our Audit Committee, our Compensation Committee and our Nominating and Corporate Governance Committee, each of which addresses risks specific to its respective areas of oversight. Our full Board of Directors monitors risks through regular reports from each of the committee chairs and is apprised of particular risk management matters in connection with its general oversight and approval of corporate matters. In connection with its reviews of our operations and corporate functions, our Board of Directors addresses the primary risks associated with those operations and corporate functions. In addition, our Board of Directors reviews the risks associated with our business strategies periodically throughout the year as part of its consideration of undertaking any such business strategies.
In connection with its risk management role, our Audit Committee considers and discusses with management our major financial risk exposures and the steps management takes to monitor and control these exposures. Our Audit Committee oversees the policies and processes relating to financial statements, financial reporting processes, compliance and auditing, as well as the guidelines, policies and processes for monitoring and mitigating related risks. Our Audit Committee also monitors compliance with legal and regulatory requirements, in addition to oversight of the performance of our internal audit function. Our Compensation Committee assesses and monitors whether any of our compensation policies and programs have the potential to encourage excessive risk-taking and reviews and discusses, at least annually, the relationship between risk management policies and practices, business strategy and our compensation policies and programs. Based on this oversight approach, we do not believe that our present employee compensation policies and programs are likely to have a material adverse effect on us. Our Nominating and Corporate Governance Committee provides oversight with respect to corporate governance and ethical conduct and monitors the effectiveness of our Corporate Governance Guidelines, including whether such guidelines are successful in preventing illegal or improper liability-creating conduct. In performing their respective functions, each committee has full access to management, as well as the ability to engage advisors.
It is neither feasible nor desirable to attempt to monitor or eliminate all risk. Accordingly, we necessarily face, and will continue to face, a variety of risks in the conduct of our business and there can be no assurance that our Board of Directors and its committees’ oversight will be effective in identifying and addressing all material risks. The foregoing description of the roles of our Board of Directors and its committees in risk oversight does not express or imply any additional or special duties, the duties of directors being only those prescribed by applicable law, nor is it a representation as to the existence or non-existence of facts relating to risks associated with our business.
Meetings of our Board of Directors
Our Board of Directors held four meetings during fiscal year 2021. Each member of our Board of Directors attended 75% or more of the aggregate number of meetings of our Board of Directors, and of the committees on which he or she was serving, held during fiscal year 2021. In accordance with our Corporate Governance Guidelines, we invite and generally expect our directors to attend the annual meeting. All of the members of our Board of Directors attended the 2021 annual meeting of stockholders.

Committees of our Board of Directors
Our Bylaws permit our Board of Directors to designate one or more committees, including (i) an Audit Committee, (ii) a Compensation Committee and (iii) a Nominating and Corporate Governance Committee. The current members of each of these committees are set forth in the following table:

Name	Audit	Compensation	Nominating and Corporate Governance
Lawrence B. Burrows	X*		X
Steven J. Gilbert		X	X*
R. Kent Grahl	X	X
Vicki D. McWilliams		X	X
Constance B. Moore	X	X*
__________
*     Committee Chair
Our Audit, Compensation and Nominating and Corporate Governance Committees each have a written charter that is available on our website at investors.tripointehomes.com in the Governance—Governance Documents section of the Investors webpage. We also have an Executive Land Committee, comprised of Messrs. Burrows, Gilbert and Grahl, which reviews and approves land acquisitions or dispositions with a purchase price greater than $30 million but less than $75 million, as well as an Equity Award Committee, comprised of Mr. Bauer, which has authority to approve equity awards to our employees other than executive officers or other persons subject to Section 16 of the Exchange Act and certain other key executives.
Audit Committee. Our Audit Committee of our Board of Directors, pursuant to its written charter, oversees, among other matters:
•our financial reporting, auditing and internal control activities;
•the integrity and audits of our financial statements;
•our compliance with legal and regulatory requirements;
•the qualifications and independence of our independent auditors;
•the performance of our internal audit function and independent auditors; and
•our overall risk exposure and management.
Duties of our Audit Committee also include the following:
•annually reviewing and assessing the adequacy of our Audit Committee charter and the performance of our Audit Committee;
•being responsible for the appointment, retention and termination of our independent auditors and determining the compensation of our independent auditors;
•reviewing with the independent auditors the plans and results of the audit engagement;

•evaluating the qualifications, performance and independence of our independent auditors;
•having sole authority to approve in advance all audit and non-audit services by our independent auditors, the scope and terms thereof and the fees therefor;
•reviewing the adequacy of our internal accounting controls;
•periodically reviewing with management our cybersecurity program;
•meeting at least quarterly with our senior management team, internal audit staff and independent auditors in separate executive sessions; and
•preparing the Audit Committee report required by SEC regulations to be included in our annual proxy statement.
Our Audit Committee is currently comprised of three directors, Messrs. Burrows and Grahl and Ms. Moore, each of whom is a non-employee and satisfies the independence requirements under the applicable listing standards of the NYSE and the applicable rules of the SEC, and otherwise satisfies the applicable requirements for audit committee service imposed by the Exchange Act, the NYSE, as well as any other applicable legal or regulatory requirements. Our Board of Directors, in its business judgment, has determined that each of these members is “financially literate” under the rules of the NYSE. Mr. Burrows serves as the Chair of our Audit Committee. Our Board of Directors has designated each of Messrs. Burrows and Grahl and Ms. Moore as an Audit Committee “financial expert,” as that term is defined by the SEC. Our Audit Committee met four times during fiscal year 2021.
Compensation Committee. Our Compensation Committee of our Board of Directors, pursuant to its written charter, has the following responsibilities, among others:
•assists our Board of Directors in developing and evaluating potential candidates for executive officer positions and overseeing the development of executive succession plans;
•administers, reviews and makes recommendations to our Board of Directors regarding our compensation plans;
•annually reviews and approves our corporate goals and objectives with respect to compensation for executive officers and, at least annually, evaluates each executive officer’s performance in light of such goals and objectives to set each executive officer’s annual compensation, including salary, bonus and equity and non-equity incentive compensation, subject to approval by our Board of Directors;
•provides oversight of management’s decisions regarding the performance, evaluation and compensation of other officers;
•reviews our incentive compensation arrangements to confirm that incentive pay does not encourage unnecessary risk-taking and reviews and discusses, at least annually, the relationship between risk management policies and practices, business strategy and our executive officers’ compensation;

•assists management in complying with our proxy statement and annual report disclosure requirements;
•discusses with management the compensation discussion and analysis required by SEC regulations; and
•prepares a report on executive compensation to be included in our annual proxy statement.
Our Compensation Committee may form, and delegate authority to, subcommittees when it deems appropriate to the extent permitted under applicable law. In addition, our Compensation Committee may delegate some or all of its authority under the 2013 Plan and the proposed 2022 Plan to our Board of Directors or, subject to applicable law, to our Chief Executive Officer or such other executive officer as our Compensation Committee deems appropriate; provided, that our Compensation Committee may not delegate its authority under the 2013 Plan or the proposed 2022 Plan to our Chief Executive Officer or any other officer with regard to the selection for participation in the 2013 Plan or the proposed 2022 Plan of an executive officer, director or other person subject to Section 16 of the Exchange Act or decisions concerning the timing, price or amount of an award to such an officer, director or other person. In 2021, our Compensation Committee delegated authority to our Equity Award Committee, comprised of Mr. Bauer, to approve equity awards to our employees other than executive officers or other persons subject to Section 16 of the Exchange Act and certain other key executives.
Our Compensation Committee is currently comprised of four directors, Mses. McWilliams and Moore and Messrs. Gilbert and Grahl, each of whom is a non-employee and (i) satisfies the independence requirements under the applicable listing standards of the NYSE and the applicable rules of the SEC, (ii) otherwise satisfies the applicable requirements for compensation committee service imposed by the Exchange Act and the NYSE and (iii) meets the requirements for a “non-employee director” contained in Rule 16b‑3 under the Exchange Act, as well as any other applicable legal or regulatory requirements.
Our Chief Executive Officer, President/Chief Operating Officer, Chief Financial Officer, General Counsel and Chief Human Resources Officer do not participate in our Compensation Committee’s deliberations concerning their own compensation or the compensation of directors. However, they meet with our Compensation Committee and provide input regarding the amount and form of the compensation of our executive officers and key employees. No other executive officers participate in our Compensation Committee’s deliberations of the amount or form of the compensation of executive officers or directors.
Our Compensation Committee has the authority to retain and terminate any compensation consultant to be used to assist in the evaluation of executive officer compensation. Our Compensation Committee has engaged Semler Brossy Consulting Group, LLC (“Semler Brossy”) as its independent compensation consultant. The compensation consultant provides our Compensation Committee with data about the compensation practices and levels of a peer group of companies and other companies that may compete with us for executives and develops recommendations for structuring our compensation programs. The compensation consultant is retained by, and reports directly to, our Compensation Committee and does not provide any services directly to us or our management. Our Compensation Committee met four times during fiscal year 2021.
Compensation Committee Interlocks and Insider Participation. No member of our Compensation Committee is, or has been at any time, our officer or employee, nor has any member had any relationship with us requiring disclosure under Item 404 of Regulation S-K. None of our executive officers currently serves, or in the past year has served, as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving on our Board of Directors or Compensation Committee.
Nominating and Corporate Governance Committee. Our Nominating and Corporate Governance Committee of our Board of Directors, pursuant to its written charter, has the following responsibilities, among others:
•identifies individuals qualified to become members of our Board of Directors and ensures that our Board of Directors has the requisite expertise and its membership consists of persons with sufficiently diverse and independent backgrounds;
•develops, and recommends to our Board of Directors for its approval, qualifications for director candidates and periodically reviews these qualifications with our Board of Directors;
•reviews the committee structure of our Board of Directors and recommends directors to serve as members or chairs of each committee of our Board of Directors;
•reviews and recommends committee slates annually and recommends additional committee members to fill vacancies as needed;
•develops and recommends to our Board of Directors a set of corporate governance guidelines applicable to us and, at least annually, reviews such guidelines and recommends changes to our Board of Directors for approval as necessary; and
•oversees the annual self-evaluations of our Board of Directors and management.
Our Nominating and Corporate Governance Committee is currently comprised of three directors, Messrs. Gilbert and Burrows and Ms. McWilliams, each of whom is a non-employee and satisfies the independence-related requirements of the NYSE as well as any other applicable legal or regulatory requirements. Our Nominating and Corporate Governance Committee met three times during fiscal year 2021.
In evaluating candidates for nomination to our Board of Directors, our Nominating and Corporate Governance Committee takes into account the applicable requirements for directors under the Exchange Act, other applicable laws and the listing standards of the NYSE. Our Nominating and Corporate Governance Committee may take into consideration such other factors and criteria that it deems appropriate in evaluating a candidate, including the candidate’s judgment, skill, integrity, diversity, business or other experience, time availability in light of other commitments and conflicts of interest. Our Nominating and Corporate Governance Committee may (but is not required to) consider candidates suggested by management or other members of our Board of Directors. Although our Nominating and Corporate Governance Committee does not have a formal policy on diversity with regard to its consideration of director nominees, our Board of Directors recognizes the importance of diversity as it relates to viewpoints, backgrounds, leadership and business experience, as well as ethnicity, race and gender, and our Nominating and Corporate Governance Committee evaluates candidates’ ability to contribute to such diversity.

Policy Regarding Stockholder Recommendations
We identify new director candidates through a variety of sources. Although our Nominating and Corporate Governance Committee does not have a formal policy regarding consideration of director candidates recommended by stockholders, our Corporate Governance Guidelines provide that, when formulating its director nomination recommendations, our Nominating and Corporate Governance Committee will consider candidates recommended by stockholders and others, as it deems appropriate. In considering candidates submitted by stockholders, our Nominating and Corporate Governance Committee will take into consideration applicable legal and exchange listing requirements, the needs of our Board of Directors and the qualifications of the candidate. Stockholders may propose director nominees by adhering to the advance notice procedures described in the section entitled “Stockholder Proposals for 2023 Annual Meeting” in this proxy statement. Our Nominating and Corporate Governance Committee may also establish procedures, from time to time, regarding submission of candidates by stockholders and others.
In considering director candidates for election at the annual meeting, our Nominating and Corporate Governance Committee did not consider nominees other than the six incumbent directors listed in Proposal No. 1 of this proxy statement, as no new candidates were proposed and these six incumbent directors continue to exhibit the qualifications described above.
Code of Business Conduct and Ethics
Our Board of Directors has adopted the Tri Pointe Homes, Inc. Code of Business Conduct and Ethics that applies to all officers, directors and employees. Additionally, our Board of Directors has adopted the Tri Pointe Homes, Inc. Code of Ethics for Senior Executive and Financial Officers that applies to the Chief Executive Officer, Chief Financial Officer and Chief Accounting Officer (or persons performing similar functions to the aforementioned officers). The Code of Business Conduct and Ethics along with the Code of Ethics for Senior Executive and Financial Officers are available on our website at investors.tripointehomes.com in the Governance—Governance Documents section of the Investors webpage. If we make any substantive amendments to either the Code of Business Conduct and Ethics or the Code of Ethics for Senior Executive and Financial Officers, or grant any waiver from a provision of either Code to any executive officer or director, we will promptly disclose the nature of the amendment or waiver on our website. We have adopted these codes as guides for future conduct and, as such, they should not be considered to constitute representations as to past compliance.
Corporate Governance Guidelines
Our Corporate Governance Guidelines are available on our website at investors.tripointehomes.com in the Governance—Governance Documents section of the Investors webpage.
Environmental, Social and Governance (ESG) Matters
Pursuant to our Corporate Governance Guidelines, our Board of Directors is responsible for overseeing Tri Pointe’s policies, programs and strategy regarding environmental, social and governance-related matters, including, in consultation with our management team, with respect to ESG disclosures and assessments of the effectiveness of our policies, programs and strategy regarding ESG matters.
Consistent with our values, we recognize the importance of ESG considerations to our stakeholders and continue to look for ways to incorporate ESG into our sustainability and other initiatives.

Additional data and disclosures regarding ESG matters are available on our website at investors.tripointehomes.com/ESG. The data and disclosures available on our website reference the sustainability accounting standards promulgated by the Sustainability Accounting Standards Board (SASB) for companies within the “Home Builders” industry. The information contained in, or that can be accessed through, our website is not incorporated by reference and is not a part of this proxy statement. For any questions or comments regarding ESG matters, please contact us at ESG@tripointehomes.com.
Stockholder Communications with our Board of Directors
Our stockholders and other interested persons who want to communicate directly with our Board of Directors as a group, the Chairman of our Board of Directors, the non-management directors as a group, or any individual director may do so by delivering such communication in care of our Corporate Secretary at: Tri Pointe Homes, Inc., Presiding Director or Non-Management Directors c/o Corporate Secretary, 19540 Jamboree Road, Suite 300, Irvine, California 92612.
All communications must be accompanied by the following information:
•if the person submitting the communication is a stockholder, a statement of the number of shares of our common stock that the person holds;
•if the person submitting the communication is not a stockholder, the nature of the person’s interest in us;
•any special interest (meaning an interest not in the capacity as a stockholder) of the person in the subject matter of the communication; and
•the address, telephone number and e-mail address, if any, of the person submitting the communication.
Communications received in writing are forwarded to (i) our Board of Directors, (ii) the non-management directors as a group, or (iii) any individual director to whom the communication is directed. However, the following communications will not be forwarded: any threatening, incoherent, obscene, defamatory or similarly inappropriate communication; any communication that involves an ordinary business matter (such as a job inquiry, a business account or transaction, a request for information about us, form letters, spam, invitations and other forms of mass mailings); surveys; and any communication that does not relate to matters relevant to us or our business, unless requested by a director or at management’s discretion. At each meeting of our Board of Directors, a summary of all such communications received since the last meeting that were not forwarded will be presented, and such communications will be available to directors on request.

COMPENSATION DISCUSSION AND ANALYSIS
In this Compensation Discussion and Analysis, we describe our compensation practices, programs, and decisions for our NEOs, who were as follows for 2021:
•Douglas F. Bauer, CEO
•Thomas J. Mitchell, President and Chief Operating Officer (“COO”)
•Glenn J. Keeler, Chief Financial Officer and Chief Accounting Officer
•David C. Lee, Vice President, General Counsel and Secretary
For more information regarding our current executive officers, see “Management.”
Introduction and Compensation Philosophy
We design our compensation programs to achieve the following key objectives:
•align the interests of our executive officers with those of our stockholders;
•motivate executive officers to grow long-term stockholder value;
•reinforce our pay for performance culture by aligning the compensation realized by our executive officers with the achievement of company goals;
•provide total compensation opportunities that allow us to attract, retain and motivate talented executive officers; and
•promote desired behavior through incentive compensation without encouraging imprudent risk-taking.
Outlined below are the tools we use to obtain these objectives:
Link Pay to Performance:  We link a significant portion of executive officer compensation to performance. On average, more than one-half of 2021 NEO total compensation was performance-based and was tied to several financial performance metrics.
Balance Performance Considerations: We utilize short-term and long-term performance awards to motivate performance while mitigating incentives for undue risk-taking.
Short-Term Performance. In 2021, we granted cash incentive awards with payouts based on achievement of a pre-tax income performance objective for the year.
Long-Term Performance.  In 2021, we granted equity awards in the form of restricted stock units (“RSUs”) to motivate long-term performance, align the interests of our executive officers with those of our stockholders and encourage retention. On average, more than one-half of 2021 NEO total compensation was equity-based. In the case of Messrs. Bauer and Mitchell, 60% of the RSUs granted in 2021 (at target performance) were performance-based and 40% were time-based. For Messrs. Keeler and Lee, 50% of the RSUs granted in 2021 (at target performance) were performance-based and 50% were time-based.
Maintain Rigorous Stock Ownership Guidelines: Our minimum stock ownership guidelines encourage ownership and further align the interests of our executive officers with those of our stockholders.
These pay practices are discussed in more detail under “—2021 NEO Compensation Decisions” below.
Other Compensation and Governance Practices
What We Do

✓	Independent Consultant: Our Compensation Committee engages an independent compensation consultant that does not provide any other services to us.
✓
Independent Chairman of our Board of Directors: We separate the roles of Chairman of our Board of Directors and Chief Executive Officer. This separation allows the Chairman to focus on the effectiveness of our Board of Directors and oversight of our senior management while our CEO focuses on executing our strategy and managing our business.

✓	Prohibition on Hedging: We prohibit all directors, officers and employees from engaging in transactions that have the effect of hedging the economic value of their interests in our common equity.
✓	Clawback Policy: We have a policy that provides for recoupment of incentive compensation in the event of an accounting restatement and misconduct of an executive officer.
✓	Equity Grant Timing Policy: We have adopted a policy regarding the timing of equity awards.
✓
Double-Trigger Vesting: For equity awards assumed by a buyer in a change in control transaction, our equity award agreements provide for vesting of the awards only if the executive’s employment is involuntarily terminated without cause or voluntarily terminated for good reason.

What We Do Not Do

✗	Provide Tax Gross Ups on Change in Control Benefits
✗	Provide Excessive Executive Perquisites
✗	Provide Tax Gross Ups on Perquisites or Benefits
✗	Guarantee Base Salary Increases or Incentive Payments for Executives
✗	Allow for Re-Pricing of Underwater Stock Options without Stockholder Approval
Compensation Decision-Making Process
Role of our Compensation Committee
Our Compensation Committee is responsible for reviewing and approving (subject to the approval of our Board of Directors), on an annual basis, the corporate goals and objectives with respect to the compensation of all of our executive officers, as described in our Compensation Committee Charter. Our Compensation Committee relies on its own review and the advice of its independent compensation consultant in establishing executive officer pay. While our Compensation Committee seeks the input of our CEO in making executive officer pay decisions, our Compensation Committee ultimately makes all decisions.

In February 2021, our Compensation Committee reviewed and recommended that our Board of Directors approve annual incentive performance objectives for fiscal year 2021 and long-term incentive awards to our NEOs under our 2013 Plan.
After the completion of fiscal year 2021, our Compensation Committee recommended and our Board of Directors (i) approved annual incentive payouts for our NEOs based on the achievement of the performance objectives established at the beginning of 2021, and (ii) determined achievement of performance objectives with respect to the long-term incentive awards granted to Messrs. Bauer and Mitchell in 2019 that had a performance period ended December 31, 2021. A description of these payouts can be found under “—2021 NEO Compensation Decisions” below.
In February 2022, our Compensation Committee recommended, and our Board of Directors approved, annual incentive performance objectives for fiscal year 2022 and long-term incentive awards to our executive officers under our 2013 Plan, including performance-based RSUs with a performance period ending December 31, 2024.
Independent Compensation Consultant to our Compensation Committee
Our Compensation Committee has engaged Semler Brossy as its independent compensation consultant. Semler Brossy’s duties generally include preparation of material for our Compensation Committee’s executive officer pay analysis, review of our peer group, recommendations for non-employee director compensation, discussion and analysis of potential incentive programs, review and analysis of executive officer employment agreements and work on behalf of our Compensation Committee to review management’s recommendations to our Compensation Committee about executive officer pay matters. Semler Brossy also provides periodic updates on regulatory and governance trends, as well as other support, to the Compensation Committee, upon request from time to time. Semler Brossy has been retained by, and reports directly to, our Compensation Committee, and does not provide any services to us other than those described above. Our Compensation Committee has assessed Semler Brossy’s independence in light of SEC requirements and NYSE listing standards relating to adviser independence and determined that Semler Brossy’s work does not raise any conflict of interest or independence concerns.
Role of Management

Our Compensation Committee requested that certain members of senior management, in consultation with Semler Brossy, draft meeting agendas and provide executive compensation information or recommendations to our Compensation Committee. Our Compensation Committee remained in regular communication with members of senior management, who consulted with Semler Brossy regarding the design of our executive compensation program. Our CEO, President/Chief Operating Officer, Chief Financial Officer, General Counsel and Chief Human Resources Officer were invited by our Compensation Committee to attend all or portions of certain meetings to present information and answer questions regarding, among other things, potential performance metrics and operational performance goals. However, our Compensation Committee makes all decisions regarding the compensation for the CEO and President/Chief Operating Officer in executive session without management present. Our CEO submitted base salary, annual cash incentive and long-term incentive recommendations to our Compensation Committee for Messrs. Keeler and Lee for both 2021 and 2022, which our Compensation Committee considered in making its determinations. In addition, our Compensation Committee delegated to the CEO limited authority to make equity awards to employees who are not executive officers.

Peer Group and Market Data
Our Compensation Committee examines market data annually to understand both pay levels and pay practices. Our Compensation Committee primarily reviews data from a peer group that consists of publicly-traded homebuilding companies, which our Compensation Committee believes is an appropriate list of competitors for business and talent. Our Compensation Committee uses peer group data to assess the reasonableness of executive officer pay and generally seeks to ensure the aggregate compensation for the executive officers is comparable over time to companies similar to us. For Mr. Lee, our Compensation Committee reviews pay data from compensation surveys for both homebuilders and the broader market when assessing pay decisions.
For our CEO and President/Chief Operating Officer, our Compensation Committee targets the 65th percentile of market for target total compensation, with market defined as the average pay levels for the top two highest paid executive officers among our peers. Our Compensation Committee determined that, due to the experience, capabilities, shared responsibilities and contributions of our CEO and President/Chief Operating Officer as long-tenured executives and founders of the Company, targeting compensation for such executive officers above the median of the market (as such market is defined immediately above) is appropriate. Our pay levels for Messrs. Bauer and Mitchell are intentionally less differentiated than would be expected in the market given the greater sharing of management responsibilities between these executives than would be the case at many other peer companies. Our Compensation Committee does not have an explicit pay positioning strategy relative to peers by component of pay or by executive for our other executive officers.
Our Compensation Committee, in consultation with Semler Brossy and our management, periodically reviews and considers changes to the composition of our peer group. The companies in our 2021 peer group are shown in the table below.

Our Peer Group
Beazer Homes USA	NVR
Hovnanian Enterprises	PulteGroup
KB Home	Taylor Morrison
M.D.C. Holdings	Century Communities
Toll Brothers	LGI Homes
M/I Homes	Meritage Homes

For purposes of measuring relative total stockholder return (“TSR”) to determine the modifier applicable to our performance-based RSU awards in 2021, our Compensation Committee used all of the companies listed in the peer group above, and also included D.R. Horton and Lennar.

D.R. Horton and Lennar were not included in our peer group for pay benchmarking purposes because the annual revenue of each company was greater than five times our annual revenue. As a result, our Compensation Committee determined that these companies were not sufficiently comparable from a pay level perspective.
Advisory Vote on Executive Compensation
At our 2021 Annual Meeting of Stockholders, our stockholders voted to approve on an advisory basis the compensation of our NEOs. Approximately 98.2% of the votes cast with respect to this proposal were cast for approval of our NEOs’ compensation. Our Compensation Committee determined that the executive compensation philosophy and compensation elements continued to be appropriate. Although we continue to review and consider updates to our compensation programs annually, we have not made any change specifically in response to the advisory vote of our stockholders.
At the annual meeting, our stockholders will vote on an advisory basis whether to approve the compensation of our NEOs. Our Board of Directors and our Compensation Committee will review and consider the result of such vote when determining future executive compensation arrangements.
Pay Design and Compensation Elements
Our compensation programs are comprised of the following compensation elements:
•Base Salary. The base salaries of our executive officers are intended to provide a competitive level of fixed compensation in order to attract, retain and motivate talented executive officers. Base salaries are generally set based on each executive officer’s responsibilities, performance, skills and experience as compared with relevant market data.
•Annual Incentive Program. In furtherance of our compensation philosophy to award incentive bonuses based on performance, we design our annual incentive programs to motivate and reward executive officers for achieving pre-established company financial performance objectives.
•Long-term Incentive Awards. Our Compensation Committee believes that a substantial portion of each executive officer’s compensation should be in the form of long-term equity incentive compensation. While our annual incentive programs reward executive officers for actions that impact short- and mid-term performance, our Compensation Committee recognizes that long-term equity incentive awards also serve the interests of our stockholders by:
◦giving these key employees the opportunity to participate in the long-term appreciation of our common stock;
◦encouraging executive officers to create and sustain stockholder value over longer periods because the value of equity awards is directly attributable to changes in the price of our common stock over time; and
◦promoting executive officer retention because the full value of equity awards cannot be realized until vesting occurs, which generally requires continued employment for multiple years.
In addition, a significant portion of the long-term incentive awards granted to our NEOs are in the form of performance-based equity awards linked to specified performance metrics.
2021 NEO Pay Programs
In 2021, our Compensation Committee continued the process of aligning our pay practices with other large homebuilders.

The graphs below illustrate the relative average mix of the (i) base salary, (ii) annual incentive target and (iii) long-term incentive award target for Messrs. Bauer and Mitchell and all other NEOs for 2021. The incentive mix for Messrs. Bauer and Mitchell was more substantially performance-based, recognizing the higher level of responsibility of these NEOs and their greater ability to influence overall business results.

The table below summarizes the three key elements of 2021 compensation for our NEOs. In addition to these compensation elements, our NEOs participate in benefits and other programs as described in “—Other Compensation Programs and Policies.”

Pay Element	Purpose	2021 Description

Base Salary	Provide a competitive level of fixed compensation to attract, retain and motivate talented executive officers	Our Board of Directors and our Compensation Committee reviewed fixed cash compensation levels and made adjustments depending on the executive officer’s responsibilities, performance, skills and experience as compared to relevant market data.

Annual Cash Incentive	Motivate and reward executive officers for achieving pre-established company performance goals	Our Board of Directors, with the recommendation of our Compensation Committee, approved cash performance awards for our NEOs under the 2013 Plan with a performance period of January 1, 2021 to December 31, 2021. Actual payout amounts were based on the Company’s level of achievement of the 2021 fiscal year pre-tax income annual incentive performance objective (equal to the Company’s business plan) established by our Board of Directors.

Long-term Incentive	Motivate and reward executive officers’ contributions to enhancing long-term stockholder value and the achievement of long-term business objectives; encourage executive retention	Messrs. Bauer and Mitchell were granted a mix of performance-based and time-based RSUs, with 60% of the awards in the form of performance-based RSUs (at target performance) and 40% of the awards in the form of time-based RSUs. Additionally, Messrs. Keeler and Lee were granted a mix of performance-based and time-based RSUs, with 50% of the awards in the form of performance-based RSUs (at target performance) and 50% of the awards in the form of time-based RSUs. These mixes of performance-based and time-based incentives are intended to be consistent with the compensation practices of our peers and balance performance and retention objectives. The performance-based RSUs have a performance period from January 1, 2021 to December 31, 2023 and are allocated to two separate performance metrics: (i) 50% to revenue objectives for the performance period; and (ii) 50% to pre-tax income objectives for the performance period, in each case subject to a modifier based on the Company’s TSR performance relative to its peer group. Our Board of Directors and our Compensation Committee believed these performance metrics reward our executives appropriately for Company performance over time and align the executive’s interests with those of our stockholders.
2021 NEO Compensation Decisions
Base Salary
Based on our Compensation Committee’s recommendation, our Board of Directors approved 2021 base salary increases for Messrs. Bauer, Mitchell and Keeler of $50,000, $50,000 and $200,000, respectively, based on competitive market practices for executive officers in similar roles, and did not make any change to the 2021 base salary for Mr. Lee. Our Compensation Committee and our Board of Directors considered each of the NEO’s responsibilities, performance, skills and experience as compared with relevant market data in determining to increase their base salaries. The increase for Mr. Keeler was larger than for our other executives to more closely align his compensation with relevant peer group market data regarding chief financial officer compensation.
Our Compensation Committee took the recommendations of Mr. Bauer into consideration when determining the compensation of Messrs. Keeler and Lee.

The table below compares the NEOs’ base salaries for 2021 and 2020.

Executive	2021 Base Salary	2020 Base Salary	% Increase
Douglas F. Bauer	$920,000	$870,000	6%
Thomas J. Mitchell	$890,000	$840,000	6%
Glenn J. Keeler	$600,000	$400,000	50%
David C. Lee	$500,000	$500,000	0%
Annual Cash Incentive
At the beginning of 2021, based on our Compensation Committee’s recommendation, our Board of Directors approved annual incentive targets for our NEOs. These annual incentive targets were defined as a percentage of their base salaries and were determined based on each NEO’s responsibilities, skills and experience as compared with relevant market data. As a result of this review, our Board of Directors approved a target annual incentive percentage increase for Mr. Lee to 60% of base salary.
The table below compares the NEOs’ 2021 and 2020 annual incentive targets:

	2021 Annual Incentive Target		2020 Annual Incentive Target
Executive	% of Salary	$	% of Salary	$
Douglas F. Bauer	175%	$1,610,000	175%	$1,522,500
Thomas J. Mitchell	175%	$1,557,500	175%	$1,470,000
Glenn J. Keeler	100%	$600,000	100%	$400,000
David C. Lee	60%	$300,000	40%	$200,000
For 2021, based on our Compensation Committee’s recommendation, our Board of Directors established pre-tax income as the performance metric for cash performance awards to all NEOs. Pre-tax income is a common metric used within the homebuilding industry in general, and our Compensation Committee and our Board of Directors believe it is well aligned with the objective of stockholder value creation.
For 2021, based on our Compensation Committee’s recommendation, our Board of Directors approved a pre-tax income annual incentive performance objective of approximately $441.6 million, which was equal to our business plan. Pre-tax income means our income from continuing operations before taxes, as reported in our consolidated financial statements for the relevant periods, adjusted to exclude (i) the impact of consolidated annual bonus expense, land-related charges and impairments, debt refinancing or extinguishment, changes in applicable accounting standards, net income attributed to non-controlling interests, and (ii) any unusual or nonrecurring events affecting us or our financial statements that our Compensation Committee deems appropriate in its sole discretion. Payouts were based on our level of achievement of this performance objective and were calculated based on percentages of each NEO’s annual incentive target, as set forth in the table below:

Performance Objective Achievement Level	% of Business Plan	NEO Payout (as % of 2021 Annual Incentive Target)
Maximum	120%	200%
Target	100%	100%
Threshold	80%	50%
Below Threshold	Below 80%	0%

Achievement between the threshold, target and maximum levels would be determined by straight line interpolation and achievement below threshold would result in zero incentive payout for the NEO.
The Company’s pre-tax income for 2021 was approximately $625.7 million, and based on our Compensation Committee’s determination, our Board of Directors certified that our adjusted pre-tax income for 2021 as approximately $700.9 million. This performance represented 158.7% of the annual incentive performance objective, which resulted in a payout of 200% of target. See “—Non-GAAP Measures” below for a reconciliation of adjusted pre-tax income to the most directly comparable GAAP financial measure.
The table below presents the results of our 2021 annual cash incentive program and the corresponding payouts to each of the NEOs based on these results.

	2021 Annual Incentive Target % of Salary	2021 Annual Incentive Payout
Executive		% of Target Earned	$
Douglas F. Bauer	175.0%	200.0%	$3,220,000
Thomas J. Mitchell	175.0%	200.0%	$3,115,000
Glenn J. Keeler	100.0%	200.0%	$1,200,000
David C. Lee	60.0%	200.0%	$600,000
Long-Term Incentives
At the beginning of 2021, based on our Compensation Committee’s recommendation, our Board of Directors determined the target value of the long-term incentive awards that would be granted to each of the NEOs in 2021 based on the NEO’s responsibilities, skills, experience and contributions. Our Compensation Committee and our Board of Directors also took into consideration the relative mix of cash and equity compensation relative to our peers when determining the target value of long-term incentives. Based on our Compensation Committee’s recommendation, our Board of Directors structured the 2021 long-term incentive program so that the NEOs were granted a mix of performance-based and time-based RSUs.
The target value of the long-term incentive awards granted to the NEOs in 2021 was as follows:

	2021 Long-term Incentive Award Target Values
Executive	Performance-Based RSUs	Time-Based RSUs	Total
Douglas F. Bauer	$1,950,000	$1,300,000	$3,250,000
Thomas J. Mitchell	$1,950,000	$1,300,000	$3,250,000
Glenn J. Keeler	$400,000	$400,000	$800,000
David C. Lee	$250,000	$250,000	$500,000
In determining the target value of long-term incentive awards that would be granted in 2021, our Compensation Committee and our Board of Directors considered the value of the long-term incentive awards granted in 2020, the structure of the 2020 long-term incentive program and relevant market benchmarking data.
Based on our Compensation Committee’s recommendation, our Board of Directors structured the 2021 long-term incentive program for (i) Messrs. Bauer and Mitchell to be 60% performance-based RSUs

(at target performance) and 40% time-based RSUs and (ii) Messrs. Keeler and Lee to be 50% performance-based RSUs (at target performance) and 50% time-based RSUs. These mixes of performance-based and time-based incentives are intended to be consistent with the compensation practices of our peers and balance performance and retention objectives.
Performance-based RSUs
The performance-based RSUs granted by our Board of Directors to our NEOs in 2021 under our 2013 Plan may be earned in a range from 0% of target (for performance below threshold) to 250% of target (for maximum performance, including the application of the maximum TSR modifier) over a three-year performance period beginning on January 1, 2021 and ending on December 31, 2023. Performance is assessed based on equally-weighted goals related to cumulative revenue and cumulative pre-tax earnings, as further modified by our TSR performance relative to our peer group, all as described below. Based on the closing market price of the Company’s common stock on the date of grant, the number of 2021 performance-based RSUs that could be earned by the NEOs for target performance were as follows: Mr. Bauer (106,790), Mr. Mitchell (106,790), Mr. Keeler (21,905) and Mr. Lee (13,691).
Based on our Compensation Committee’s recommendation, our Board of Directors selected two separate performance metrics for the performance-based RSUs granted in 2021 as follows: (i) 50% are tied to revenue objectives for the performance period and (ii) 50% are tied to pre-tax income objectives for the performance period, in each case subject to a modifier based on the Company’s TSR performance relative to its peer group.
Based on our Compensation Committee’s recommendation, our Board of Directors structured the performance-based RSUs so that the vesting, if at all, of these RSUs will be based on our percentage attainment of specified threshold, target and maximum performance objectives with respect to each performance metric, with the percentage of the performance-based RSUs that will vest if our performance is between such performance levels to be determined by straight line interpolation.
In the case of the revenue performance-based RSUs, the performance objectives and related percentage of the target award that would vest (before any adjustment with respect to the TSR modifier) are as set forth in the table below:

Performance Level	Cumulative Revenue	Percentage of Target Award that Vests
Maximum	115% of Cumulative Revenue Plan and above	200%
Target	100% of Cumulative Revenue Plan	100%
Threshold	85% of Cumulative Revenue Plan	50%
Below Threshold	Below 85% of Cumulative Revenue Plan	0%

In the case of the pre-tax earnings performance-based RSUs, the performance objectives and related percentage of the target award that would vest (before any adjustment with respect to the TSR modifier) are as set forth in the table below:

Performance Level	Cumulative Pre-Tax Earnings	Percentage of Target Award that Vests
Maximum	120% of Cumulative PTE Plan and above	200%
Target	100% of Cumulative PTE Plan	100%
Threshold	80% of Cumulative PTE Plan	50%
Below Threshold	Below 80% of Cumulative PTE Plan	0%
Additionally, the number of RSUs that vest pursuant to each of the revenue and pre-tax earnings performance-based RSU awards will be adjusted by a TSR modifier based on the Company’s TSR performance against its peer group during the performance period, as follows:

TSR Percentile on Vesting Date	TSR Adjustment Factor
Top Quartile	x 125%
Second Quartile and Third Quartile	No modification
Bottom Quartile	x 75%
The performance period for the performance-based RSUs is January 1, 2021 to December 31, 2023. If the performance-based RSUs do not vest on or before December 31, 2023, they will be cancelled and forfeited for no consideration.
In the case of the pre-tax earnings performance-based RSUs, our Board of Directors may adjust, as it deems appropriate, our pre-tax earnings results to exclude the impact of (i) consolidated annual bonus expense, land-related charges and impairments, debt refinancing or extinguishment, changes in applicable accounting standards, net income attributed to non-controlling interests, and (ii) any unusual or nonrecurring events affecting the Company or its financial statements that our Compensation Committee deems appropriate in its sole discretion. In the case of the revenue performance-based RSUs, our Board of Directors may adjust, as it deems appropriate, our revenue results (i) to exclude the effect of extraordinary, unusual, and/or nonrecurring items, including revenues attributable to non-controlling interests not originally forecast in our cumulative revenue plan, and changes in applicable accounting standards, and (ii) to reflect such other factors as our Compensation Committee deems appropriate to fairly reflect revenue.
For purposes of the modifier, TSR is determined based on changes in stock price plus dividends paid during the applicable performance period. Our Board of Directors may make adjustments to our peer group based on developments that occur during the performance period, such as removing from the peer group, retroactively to the beginning of the performance period, any company no longer existing as an independent entity or which has announced it is being acquired.
Our Compensation Committee and our Board of Directors believe exceptional Company performance is required to achieve the maximum performance objective and that it would be difficult to achieve maximum vesting of the performance-based RSUs. The difficulty of attaining the performance objectives for the performance-based RSUs is inherently uncertain because they are subject to a number of factors beyond the control of either the Company or an NEO, including overall economic conditions, the performance of the securities markets generally, and other risks and uncertainties that we face, including those described in our annual report on Form 10‑K and other SEC filings.
Time-based RSUs
In 2021, our Board of Directors also granted the following number of time-based RSUs to our NEOs: Mr. Bauer (71,193), Mr. Mitchell (71,193), Mr. Keeler (21,905) and Mr. Lee (13,691). The RSUs vest one-third each year beginning on the first anniversary of the grant date. The number of time-based RSUs granted to each NEO was determined by dividing the value of the award by the closing market price of the Company’s common stock on the date of grant. The 2021 time-based RSU awards promote executive officer retention by vesting annually as to one-third of each award over a three-year period.
The value of the awards to Messrs. Keeler and Lee was based on recommendations made by our CEO to our Compensation Committee after evaluation of each such NEO’s responsibilities, skills, experience, prior year performance and potential future contributions, as well as relevant market information.
2019 Performance-Based RSUs
In February 2019, our Board of Directors granted Messrs. Bauer and Mitchell performance-based RSUs based on the Company’s TSR relative to its peer-group homebuilders and performance against cumulative EPS goals. Our Board of Directors allocated one-half of the performance-based RSUs granted to each of these performance metrics. The performance period for these performance-based RSUs was January 1, 2019 to December 31, 2021. The vesting, if at all, of these performance-based RSUs was based on our percentage attainment of specified threshold, target and maximum performance objectives with respect to each performance metric.
In the case of the TSR performance-based RSUs, the performance objectives were as set forth in the table below:

Performance Level	TSR Percentile on Vesting Date	Percentage of Target Award that Vests
Maximum	75th TSR Percentile and Above	200%
Target	50th TSR Percentile	100%
Threshold	35th TSR Percentile	50%
Below Threshold	Below 35th TSR Percentile	0%
In the case of the EPS performance-based RSUs, the performance objectives were as set forth in the table below. The Cumulative EPS Plan for this performance period was $4.35 per share. Our Compensation Committee has the ability to adjust EPS as it deems appropriate to (i) exclude the effect of extraordinary, unusual and/or nonrecurring items and changes in applicable accounting standards and (ii) reflect such other factors as it deems appropriate to fairly reflect earnings per share growth.

Performance Level	Cumulative EPS	Percentage of Target Award that Vests
Maximum	125% of Cumulative EPS Plan and Above	200%
Target	100% of Cumulative EPS Plan	100%
Threshold	75% of Cumulative EPS Plan	50%
Below Threshold	Below 75% of Cumulative EPS Plan	0%
On February 15, 2022, our Compensation Committee certified the actual performance achieved with respect to these performance-based RSUs for the performance periods ended December 31, 2021. On February 16, 2022, based on our Compensation Committee’s recommendation, our Board of Directors determined that:
•the Company’s relative TSR for the performance period ended December 31, 2021 was in the 41.67 percentile, which is above the threshold but below the target performance level; therefore, 83% of the target performance-based RSUs tied to relative TSR granted to each of Messrs. Bauer and Mitchell vested; and
•the Company’s adjusted Cumulative EPS for the performance period ended December 31, 2021 was $7.91, which is above the maximum performance level; therefore, 200% of the target performance-based RSUs tied to EPS granted to each of Messrs. Bauer and Mitchell vested. See “—Non-GAAP Measures” below for a reconciliation of adjusted Cumulative EPS to the most directly comparable GAAP financial measure.
Therefore, our Board of Directors approved the issuance of 204,289 and 196,431 shares of common stock to Messrs. Bauer and Mitchell, respectively.
2022 Executive Officer Pay Programs
Based on our Compensation Committee’s recommendation, our Board of Directors took the following actions with respect to 2022 executive compensation:
•Base Salary. Our Board of Directors approved 2022 base salary increases for Messrs. Bauer, Mitchell, Keeler and Lee of $40,000, $40,000, $100,000 and $50,000, respectively, based on competitive market practices for executive officers in similar roles.
•Annual Cash Incentive Program. Our Board of Directors approved target annual incentive percentage increases for Messrs. Keeler and Lee to 130% and 100%, respectively, of such executives’ base salaries. Our Board of Directors did not make any changes to the 2021 target annual incentive percentages for Messrs. Bauer and Mitchell. The payout amounts for each of our NEOs, if any, may range from 0% to 200% of the target annual incentive based on the Company’s achievement of a pre-tax income performance objective for 2022 and will be calculated based on percentages of each officer’s target.

•Long-Term Incentive Program.
For 2022, our Board of Directors approved a long-term compensation program for Messrs. Bauer, Mitchell, Keeler and Lee that comprises a mix of performance-based and time-based RSUs. For Messrs. Bauer and Mitchell, 60% of the awards are in the form of performance-based RSUs (at target performance) and 40% of the awards are in the form of time-based RSUs. For Messrs. Keeler and Lee, 50% of the awards are in the form of performance-based RSUs (at target performance) and 50% of the awards are in the form of time-based RSUs. In each case, this mix of performance-based and time-based incentives is consistent with the awards made to our NEOs in 2021. Our Board of Directors determined that the mix of performance-based and time-based incentives for the NEOs balances performance and retention objectives.
The performance-based RSUs were designed similarly to the 2021 awards described above. The awards were allocated to two separate performance metrics as follows: (i) 50% are tied to revenue objectives for the performance period; and (ii) 50% are tied to pre-tax income objectives for the performance period, in each case subject to a modifier based on the Company’s TSR performance relative to its peer group. As with the 2021 awards, total payouts will range from 0% (for performance below threshold) to 250% (for maximum performance, including the application of the maximum TSR modifier) of target based on performance results for the performance period, which is January 1, 2022 to December 31, 2024. The time-based RSUs vest one-third each year beginning on the first anniversary of the grant date. Accordingly, through heavy emphasis on variable, performance-based incentives with rigorous performance goals based on key financial objectives and actual payouts subject to adjustment based on stockholder returns, our Compensation Committee believes our long-term incentive program appropriately aligns pay for performance while promoting stockholder value creation.

The number of 2022 performance-based and time-based RSUs awarded to the NEOs under our 2013 Plan were as follows:

	2022 Long-term Incentive Awards
Executive	Performance-Based RSUs(1)	Time-Based RSUs
Douglas F. Bauer	100,000	66,666
Thomas J. Mitchell	100,000	66,666
Glenn J. Keeler	28,571	28,571
David C. Lee	17,857	17,857
__________

(1)	Number of performance-based RSUs that could be earned by the NEOs for target performance.
The total target annual compensation of our current executive officers for 2022 is as follows:

2022 Total Target Compensation by Element
Executive	Base Salary	Target Annual Incentive	Target Long-term Incentive	Total
Douglas F. Bauer	$960,000	$1,680,000	$3,500,000	$6,140,000
Thomas J. Mitchell	$930,000	$1,627,500	$3,500,000	$6,057,500
Glenn J. Keeler	$700,000	$910,000	$1,200,000	$2,810,000
David C. Lee	$550,000	$550,000	$750,000	$1,850,000
For comparison, the total target annual compensation of Messrs. Bauer, Mitchell, Keeler and Lee for 2021 was as follows:

2021 Total Target Compensation by Element
Executive	Base Salary	Target Annual Incentive	Target Long-term Incentive	Total
Douglas F. Bauer	$920,000	$1,610,000	$3,250,000	$5,780,000
Thomas J. Mitchell	$890,000	$1,557,500	$3,250,000	$5,697,500
Glenn J. Keeler	$600,000	$600,000	$800,000	$2,000,000
David C. Lee	$500,000	$300,000	$500,000	$1,300,000
Other Compensation Programs and Policies
Severance and Change in Control Benefits
The Company has employment agreements with each of Messrs. Bauer and Mitchell. These agreements govern their treatment upon a termination of employment, among other considerations. The change in control component of these agreements reflects our belief that the interests of stockholders will be best served if the interests of these executives are aligned with the stockholders, and that providing change in control benefits should eliminate or at least reduce disincentives to pursue potential change in control transactions that may be in the best interests of stockholders.
The Company also has severance and change in control protection agreements with each of Messrs. Keeler and Lee. These agreements govern the treatment of each of them upon a termination of employment, including in connection with a change in control.

See the “Executive Compensation—Potential Payments Upon Termination or Change in Control” section of this proxy statement for further information regarding the severance and change in control provisions of these agreements and a quantification of the compensation to be received in the event of a change in control or termination of the employment of Messrs. Bauer, Mitchell, Keeler and Lee as of December 31, 2021.
Benefits
Our executive officers participate in retirement and benefit plans generally available on the same terms to our other employees. These benefits include a 50% match on their 401(k) contributions up to $8,700, as well as medical, vision, dental, employee assistance program, life insurance and long-term disability coverage. We also provide certain of our executive officers with a reimbursement of life insurance premiums and reimbursement of club membership dues.
Equity Grant Timing Practices Policy
It is the policy of our Compensation Committee that regular annual equity awards are granted on the later of the second business day after the public release of fiscal year-end earnings, or (if later) the Monday following the date on which our Compensation Committee approves the awards. Our Compensation Committee may in its discretion make equity awards at other times in connection with new hires, promotions or special circumstances. The grant date for these awards will generally be the Monday following the date on which our Compensation Committee approves the award. If the grant date is a Monday and a closing price is not reported for that day, the grant date will generally be the next following day on which a closing price is reported.
Stock Ownership Guidelines
Our Board of Directors has adopted the following stock ownership guidelines:

Position	Ownership Guideline
Directors	5 times annual cash retainer
CEO	5 times base salary
President	5 times base salary
CFO	3 times base salary
Designated corporate vice presidents	1 times base salary
Directors and executive officers have five years from the date on which they become subject to the guidelines to satisfy the applicable guideline level. For the purposes of these guidelines, ownership includes shares beneficially owned and unvested restricted stock and RSU awards subject only to time-based vesting. Unexercised options, whether vested or not, do not count as stock “owned” under these guidelines. During the applicable five-year transition period, if a participant is not in compliance with the applicable guideline, he or she is required to retain 60% of shares earned net of taxes from any of our incentive plans until he or she is in compliance with the guidelines. If a participant fails to achieve the required ownership during the applicable five-year transition period, that person will thereafter be required to retain 100% of shares earned net of taxes until the targeted ownership level is attained.

“Clawback” Policy
Our Compensation Committee administers our “clawback” policy that provides for recoupment from our executive officers of incentive compensation in the event of certain restatements of our financial results. Incentive compensation under this policy means all cash bonuses and equity compensation awarded to a covered executive, the amount, payment and/or vesting of which was calculated based wholly or in part on the application of objective performance criteria. It does not cover an executive’s base salary. A trigger event occurs under the policy when we are required to prepare an accounting restatement of our financial statements due to a material noncompliance with any financial reporting requirement under the securities laws. If, following a trigger event, our Compensation Committee determines that:
•the amount of any incentive compensation awarded to, or received by, a covered executive during the three-year period preceding the date on which we are required to prepare the accounting restatement would have been lower (and not earned) had it been calculated based on the restated financial results; and
•the executive engaged in fraud, intentional misconduct or gross negligence, our Compensation Committee will seek to recoup from the executive the after-tax portion of the difference between the awarded compensation and the actual compensation.
Our Compensation Committee is not required to seek recoupment from an executive if it determines that seeking recovery would not be in our best interests. In making this determination, our Compensation Committee may take into account, among other factors, the probability of success under applicable law; the cost of seeking recoupment; the effect of seeking recoupment on any pending or threatened investigations, litigation or other proceedings involving us; the difficulty of proof; the possibility of counterclaims against us; and the amount subject to recoupment. Our Compensation Committee is authorized under the policy to determine in its discretion the method for obtaining recoupment.
No Hedging of Company Stock
As described further in our policy on insider trading, all directors, officers and employees are prohibited from (i) selling our securities short or buying or selling call or put options or other derivatives in respect of our securities and (ii) entering into transactions which have the effect of hedging the economic value of any direct or indirect interests of the person in our common equity, including hedging participation in any of our long-term stock ownership plans unless such transactions are pre-cleared by our General Counsel.
Tax Deductibility; Section 162(m)
Section 162(m) of the Internal Revenue Code limits the ability of public companies to deduct for U.S. income tax purposes compensation in excess of $1 million paid to certain covered employees, generally including the NEOs. Consistent with its past practice, our Compensation Committee will continue to design compensation programs that are intended to be in the best long-term interests of the Company and our stockholders, with deductibility of compensation being one of a variety of considerations taken into account.

Non-GAAP Measures
In this Compensation Discussion and Analysis, we reference adjusted pre-tax income and adjusted cumulative earnings per share (EPS) financial measures used by our Compensation Committee in connection with executive compensation calculated other than in accordance with U.S. generally accepted accounting principles (“GAAP”), which are reconciled to the nearest GAAP financial measures in the table below. These non-GAAP financial measures may not be comparable to other similarly titled measures of other companies and should not be considered in isolation or as a substitute for, or superior to, financial measures prepared in accordance with GAAP.

Reconciliation of Adjusted Pre-Tax Income for 2021 Annual Cash Incentive (dollars in thousands)
Year Ended December 31, 2021
Income before income taxes	$625,662
Add: $19.6 million impairment relating to Tri Pointe Homes Bay Area	$19,600
Add: $55.6 million relating to consolidated annual bonus expense	$55,648
Adjusted pre-tax income	$700,910

Reconciliation of Adjusted Cumulative EPS for 2019 Performance-Based RSUs
2019 diluted earnings per share	$1.47
2020 diluted earnings per share	$2.17
2021 diluted earnings per share	$4.12
Cumulative diluted earnings per share	$7.76
Add: $3.1 million impairment relating to Tri Pointe Homes Houston	$0.02
Add: $7.0 million impairment relating to Tri Pointe Homes Sacramento	$0.05
Add: $19.6 million impairment relating to Tri Pointe Homes Bay Area	$0.18
Less: $5.9 million in tax adjustments	$(0.05)
Less: $6.0 million in debt forgiveness related to the settlement of a lawsuit involving a 1987 legacy WRECO land sale	$(0.04)
Adjusted Cumulative diluted earnings per share	$7.91

COMPENSATION COMMITTEE REPORT
The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis with management.
Based on such review and discussion with management, the Compensation Committee recommended to our Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement and incorporated by reference in our Annual Report on Form 10-K for the year ended December 31, 2021.
Respectfully submitted by:
THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS
Constance B. Moore, Compensation Committee Chair
Steven J. Gilbert
R. Kent Grahl
Vicki D. McWilliams

OWNERSHIP OF OUR COMMON STOCK
The following table sets forth the beneficial ownership of our common stock as of March 1, 2022 by (i) each of our directors, (ii) each of the executive officers named in the table entitled “Fiscal 2021 Summary Compensation Table”, (iii) all of our directors and current executive officers as a group and (iv) each person known by us to be the beneficial owner of 5% or more of our outstanding common stock.
To our knowledge, except as otherwise set forth in the footnotes to the table, each person named in the table has sole voting and investment power with respect to all of the securities shown as beneficially owned by such person. The number of securities shown represents the total number of securities the person “beneficially owns,” as determined by the rules of the SEC. The SEC has defined “beneficial” ownership of a security to mean the possession, directly or indirectly, of voting power and/or investment power. A security holder is also deemed to be, as of any date, the beneficial owner of all securities that such security holder has the right to acquire within 60 days after that date through (i) the exercise of any option, warrant or right, (ii) the conversion of a security, (iii) the power to revoke a trust, discretionary account or similar arrangement or (iv) the automatic termination of a trust, discretionary account or similar arrangement. Except as noted below, the address for all beneficial owners in the table below is 940 Southwood Blvd, Suite 200, Incline Village, NV 89451.

Name of Beneficial Owner	Shares Beneficially Owned(1)	Percentage(2)
Directors and Executive Officers:
Douglas F. Bauer(3)	515,691	*
Lawrence B. Burrows	81,061	*
Steven J. Gilbert	60,591	*
R. Kent Grahl	3,929	*
Vicki D. McWilliams	32,933	*
Constance B. Moore	92,525	*
Glenn J. Keeler	47,716	*
David C. Lee	13,195	*
Thomas J. Mitchell(4)	993,420	*
All directors and current executive officers as a group (9 persons)	1,841,061	1.7%
5% or more Stockholders:
BlackRock, Inc.(5)(6)	14,374,036	13.4%
The Vanguard Group(5)(7)	11,900,227	11.1%
Dimensional Fund Advisors LP(5)(8)	8,142,786	7.6%
__________

*	Represents less than 1% of the number of shares of our common stock outstanding.
(1)	Beneficial ownership includes the following shares that the directors and executive officers could acquire by exercising stock options on or within 60 days of March 1, 2022: Mr. Gilbert: 3,699; and Mr. Mitchell: 145,600. For each of Messrs. Burrows and Gilbert and Mses. Moore and McWilliams, the beneficial ownership also includes 6,592 RSUs that vest on or within 60 days of March 1, 2022. For Mr. Grahl, the beneficial ownership includes 3,929 RSUs that vest on or within 60 days of March 1, 2022. For all directors and current executive officers as a group, these stock options and RSUs represent an aggregate of 179,596 shares.

(2)	The percentages are calculated based on 107,573,451 shares of our common stock outstanding and entitled to vote as of March 1, 2022. For each person, separately, his or her percentage is calculated by including his or her stock options and RSUs set forth in footnote (1) above in both the numerator and denominator, and for the directors and current executive officers as a group, the percentage is calculated by including the stock options and RSUs set forth in footnote (1) above in both the numerator and denominator.
(3)	Amount includes 350,611 shares are held in trust for the benefit of Mr. Bauer and his immediate family. Mr. Bauer has sole voting and dispositive power with respect to 165,080 shares and shared voting and dispositive power with respect to 350,611 shares.
(4)	Amount includes 610,000 shares are held in trust for the benefit of Mr. Mitchell and his immediate family. Mr. Mitchell has sole voting and dispositive power with respect to 237,820 shares and shared voting and dispositive power with respect to 610,000 shares.
(5)	The beneficial ownership figures for the 5% or more stockholders were taken from their respective Schedule 13G or Schedule 13G/A filings with the SEC.
(6)	According to the Schedule 13G/A filed on February 7, 2022, BlackRock, Inc. has sole voting power with respect to 13,967,637 shares and sole dispositive power with respect to 14,374,036 shares. Its address is 55 East 52nd Street, New York, NY 10055.
(7)	According to the Schedule 13G/A filed on February 10, 2022, The Vanguard Group has sole dispositive power with respect to 11,689,541 shares, shared voting power with respect to 114,272 shares, and shared dispositive power with respect to 210,686 shares. Its address is 100 Vanguard Blvd., Malvern, PA 19355.
(8)	According to the Schedule 13G/A filed on February 8, 2022, Dimensional Fund Advisors LP has sole voting power with respect to 7,978,317 shares and sole dispositive power with respect to 8,142,786 shares. Its address is 6300 Bee Cave Road, Building One, Austin, TX 78746.

EXECUTIVE COMPENSATION
Fiscal 2021 Summary Compensation Table
The following table summarizes information regarding the compensation awarded to, earned by or paid to Mr. Douglas Bauer, our Chief Executive Officer, Mr. Thomas Mitchell, our President and Chief Operating Officer, Mr. Glenn Keeler, our Chief Financial Officer and Chief Accounting Officer, and Mr. David Lee, our Vice President, General Counsel and Secretary, collectively our NEOs for 2021.

Name and Principal Position	Year	Salary ($)(1)	Bonus ($)	Stock Awards ($)(2)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)	Total ($)
Douglas F. Bauer Chief Executive Officer	2021	920,000	—	3,324,722	—	3,220,000(3)	31,560(4)	7,496,282
	2020	826,500	—	2,837,015	—	3,045,000	147,145	6,855,660
	2019	800,000	—	2,738,161	—	1,844,480	33,575	5,416,216

Thomas J. Mitchell President and Chief Operating Officer	2021	890,000	—	3,324,722	—	3,115,000(3)	16,410(5)	7,346,132
	2020	798,000	—	2,708,062	—	2,940,000	131,840	6,577,902
	2019	770,000	—	2,632,854	—	1,775,312	16,360	5,194,526

Glenn J. Keeler Chief Financial Officer and Chief Accounting Officer	2021	600,000	—	815,303	—	1,200,000(3)	8,950(6)	2,624,253
	2020	390,000	—	673,586	—	800,000	46,704	1,910,290
	2019	315,577	—	280,489	—	351,244	8,400	955,710

David C. Lee VP, General Counsel and Secretary	2021	500,000	—	509,569	—	600,000(3)	9,312(7)	1,618,881
	2020	487,500	—	279,955	—	400,000	46,579	1,214,034
	2019	500,000	—	112,190	—	252,175	8,400	872,765
__________

(1)
Due to the uncertainty of the impact of COVID-19 on the Company’s business, with approval of the Board of Directors, the Company’s NEOs agreed to a temporary reduction of their respective base salaries for 2020, as follows: (i) the base salaries of Messrs. Bauer and Mitchell were reduced by 20%; and (ii) the base salaries of Messrs. Keeler and Lee were reduced by 10%, in each case effective for three months. These base salary reductions did not constitute a reduction of these executive officers’ base salaries for purposes of calculating incentive compensation, cash or other bonus compensation or any severance or change in control benefits payable to such individuals. The amounts shown for 2020 in this column are the amounts received after those reductions.

(2)
In accordance with SEC rules, the amount shown is the aggregate grant date fair value for awards granted during the fiscal year calculated in accordance with FASB ASC Topic 718. The grant date fair value of time-based RSU awards is based on the closing stock price on the grant date. The grant date fair value of performance-based RSU awards for 2021 related to both revenue and pre-tax earnings is based on assumed target achievement and $18.96 per share based on a Monte Carlo simulation. The aggregate grant date fair value of the performance-based RSUs for 2021 at maximum performance (250% of target) for Messrs. Bauer, Mitchell, Keeler and Lee was $5,061,846, $5,061,846, $1,038,297, and $648,953, respectively. Amounts shown do not reflect compensation actually received or that may be realized in the future by the executive officer. For a discussion of the assumptions relating to the valuation of the 2021 awards granted to the NEOs, please see Note 14. Stock-Based Compensation to our audited consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2021.

(3)	Represents the amount earned under our 2021 non-equity, annual cash incentive compensation plan, as described in further detail above in “Compensation Discussion and Analysis”.
(4)	Represents the amount paid by us in 2021 for club membership dues for the NEO ($19,680), contributions to a defined contribution plan ($8,700) and the reimbursement of life insurance premiums ($3,180).

(5)	Represents the amount paid by us in 2021 for contributions to a defined contribution plan ($8,700) and the reimbursement of life insurance premiums ($7,710).
(6)	Represents the amount paid by us in 2021 for employee reward programs/reimbursements that are available to employees generally ($250) and contributions to a defined contribution plan ($8,700).
(7)	Represents the amount paid by us in 2021 for employee reward programs/reimbursements that are available to employees generally ($612) and contributions to a defined contribution plan ($8,700).

Grants of Plan-Based Awards

			Estimated Possible Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards; Number of Shares of Stock or Units (#)	All Other Option Awards; Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards(1)
Name	Award Type	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Douglas F. Bauer	Cash	2/22/2021	805,000	1,610,000	3,220,000	—	—	—	—	—	N/A	—
	Perf.-Based RSUs	2/22/2021	—	—	—	40,046	106,790	266,975	—	—	N/A	$2,024,738
	Time-Based RSUs	2/22/2021	—	—	—	—	—	—	71,193	—	N/A	$1,299,984
Thomas J. Mitchell	Cash	2/22/2021	778,750	1,557,500	3,115,000	—	—	—	—	—	N/A	—
	Perf.-Based RSUs	2/22/2021	—	—	—	40,046	106,790	266,975	—	—	N/A	$2,024,738
	Time-Based RSUs	2/22/2021	—	—	—	—	—	—	71,193	—	N/A	$1,299,984
Glenn J. Keeler	Cash	2/22/2021	300,000	600,000	1,200,000	—	—	—	—	—	N/A	—
	Perf.-Based RSUs	2/22/2021	—	—	—	8,214	21,905	54,764	—	—	N/A	$415,318
	Time-Based RSUs	2/22/2021	—	—	—	—	—	—	21,905	—	N/A	$399,985
David C. Lee	Cash	2/22/2021	150,000	300,000	600,000	—	—	—	—	—	N/A	—
	Perf.-Based RSUs	2/22/2021	—	—	—	5,134	13,691	34,227	—	—	N/A	$259,571
	Time-Based RSUs	2/22/2021	—	—	—	—	—	—	13,691	—	N/A	$249,998
__________

(1)	See footnote 2 to the Summary Compensation Table for information about assumptions used to determine the grant date fair value for these awards.

Outstanding Equity Awards as of December 31, 2021
The following table provides information regarding the equity awards held by the NEOs as of December 31, 2021.

	Option Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)(1)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(1)
Douglas F. Bauer					27,513(2)	767,338
					204,289(3)	5,697,608
					39,877(4)	1,112,170
							224,305(5)	6,255,866
					71,193(6)	1,985,573
							106,790(7)	2,978,373
Thomas J. Mitchell	94,067(8)		17.00	1/30/2023
	51,533(9)		16.17	4/7/2024
					26,455(2)	737,830
					196,431(3)	5,478,462
					38,065(4)	1,061,633
							214,110(5)	5,971,528
					71,193(6)	1,985,573
							106,790(7)	2,978,373
Glenn J. Keeler					7,421(2)	206,972
					11,062(4)	308,519
							47,580(5)	1,327,006
					21,905(6)	610,930
							21,905(7)	610,930
David C. Lee					2,968(2)	82,778
					4,425(4)	123,413
							20,390(5)	568,677
					13,691(6)	381,842
							13,691(7)	381,842

__________

(1)	The market value of RSUs was calculated by multiplying the number of unvested RSUs by the closing price of our common stock ($27.89) on December 31, 2021, the last trading day of 2021.
(2)	February 28, 2019 RSU award, one-third of which vested on each of February 28, 2020 and February 28, 2021 and the remaining one-third of which vested on February 28, 2022.
(3)	February 28, 2019 RSU award that vested on December 31, 2021 based on the achievement of certain performance metrics. On February 16, 2022, upon the recommendation of our Compensation Committee, our Board of Directors certified the actual performance achieved with respect to these RSUs and determined the applicable number of RSUs that vested as of December 31, 2021. Payment occurred in early 2022 after certification of the performance results.
(4)	February 20, 2020 RSU award, one-third of which vested on each of February 20, 2021 and February 20, 2022 and the remaining one-third of which vests on February 20, 2023.
(5)	February 20, 2020 RSU award that vests, if at all, on December 31, 2022 based on the achievement of certain performance metrics. Based on an assessment of performance through the first two years of the three-year performance period, the number of shares reflected in the table assumes maximum performance under the applicable RSU award. Amounts shown do not reflect the actual number of shares that may be issued to the NEO with respect to such award upon completion of the performance period.
(6)	February 22, 2021 RSU award, one-third of which vested February 22, 2022 and one-third of which vests on each of February 22, 2023 and February 22, 2024.
(7)	February 22, 2021 RSU award that vests, if at all, on December 31, 2023 based on the achievement of certain performance metrics. Based on an assessment of performance through the first year of the three-year performance period, the number of shares reflected in the table assumes target performance under the applicable RSU award. Amounts shown do not reflect the actual number of shares that may be issued to the NEO with respect to such award upon completion of the performance period.
(8)	January 30, 2013 stock option grant.
(9)	April 7, 2014 stock option grant.
Option Exercises and Stock Vested
The following table sets forth on an aggregated basis for each of the NEOs, the number and value of shares of our common stock acquired upon exercise of stock options, and the number and value of shares of our common stock acquired upon vesting of RSUs during 2021.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)(1)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(1)
Douglas F. Bauer	146,921	1,102,778	111,228	2,117,451
Thomas J. Mitchell	—	—	106,811	2,033,386
Glenn J. Keeler	—	—	17,763	333,272
David C. Lee	—	—	6,165	116,141
__________

(1)	Represents the value of the acquired shares based on the closing stock price on the date of vesting.

Employment Agreements and RSU Awards
In March 2019, we entered into new employment agreements with each of Messrs. Bauer and Mitchell (the “2019 Employment Agreements”), which replaced our previous employment agreements with such executives. Each of the 2019 Employment Agreements has an initial term of three years and on the third anniversary date (and each annual anniversary date thereafter) will be automatically extended for one additional year unless either party provides the other with at least 60 days’ prior written notice of non-renewal. If a “change in control” (as defined in the 2019 Employment Agreements) occurs during the initial or extended term, then the term will continue for not less than 24 months beyond the month in which the change in control occurs. Both parties have the right to terminate the executive’s employment at any time, with or without cause, and with or without prior notice.
The 2019 Employment Agreements provide that upon termination of employment, each executive will receive any accrued but unpaid base salary and other accrued and unpaid compensation, including any accrued and unpaid vacation and annual bonus. Upon either an “involuntary termination without cause” (as defined in the agreement) or a voluntary termination for a “good reason” (as defined in the agreement), the executive, subject to his delivery of a release of claims, will also be entitled to receive specified severance benefits. If a covered termination occurs at any time other than during the period beginning three months prior to and ending 24 months after a “change in control” (as defined in the agreement), Messrs. Bauer and Mitchell will be entitled to receive (i) an amount equal to 2 and 1.5, respectively, times the sum of his annual base salary plus the average of the greater of (a) the average of the annual cash bonuses received for the two fiscal years ending before the termination; and (b) the target annual bonus for the year in which the termination occurs; and (ii) a pro rata portion of the executive’s annual bonus for the fiscal year in which the termination occurs based on actual achievement of the applicable bonus objectives and/or conditions determined by our Board of Directors or a committee of our Board of Directors for that year. If a covered termination occurs during the period beginning three months prior to and ending 24 months after a change in control, then the multiplier applicable to the payment described in (i) above will be 3 with respect to Mr. Bauer and 2.5 with respect to Mr. Mitchell. In either case and if the executive elects continued healthcare coverage under COBRA, the Company will also directly pay, or reimburse the executive for, the (i) premium for his and his covered dependents through the earlier of (a) the 24-month anniversary of the date of his termination of employment; and (b) the date he and his covered dependents become eligible for healthcare coverage under another employer’s plan(s); and (ii) the premiums to maintain the executive’s life and disability insurance coverage through the 24-month anniversary date of his termination of employment. In the event that the executive’s employment is terminated due to “death or disability” (as defined in the agreement), the executive or his beneficiaries or estate will be entitled to receive an amount equal to the executive’s target bonus for the fiscal year in which the termination occurs plus, if employment is terminated due to a disability, the Company will directly pay, or reimburse, the executive for (i) the premium for executive and his dependents to maintain continued health care coverage pursuant to COBRA through the earlier of (a) the 24-month anniversary of the date of his termination of employment, and (b) the date he and his covered dependents become eligible for healthcare coverage under another employer’s plan(s); and (ii) the premiums to maintain the executive’s life and disability insurance coverage through the 24-month anniversary date of his termination of employment.
The 2019 Employment Agreements also provide for, among other things:
•an annual base salary equal to $800,000 (Mr. Bauer) and $770,000 (Mr. Mitchell), subject to increase in the discretion of our Board of Directors or a committee of our Board of Directors;

•eligibility for annual cash performance bonuses targeted at 160% (Mr. Bauer) and 160% (Mr. Mitchell) of the executives’ base salaries or such other amount as determined in the sole discretion of our Board of Directors or a committee of our Board of Directors;
•eligibility to receive stock options and other equity incentive grants as determined by our Board of Directors or a committee of our Board of Directors; and
•entitlement to all rights and benefits to which the executive is entitled under our benefits and compensation practices that are in effect from time to time and provided to our executive employees generally, as well as benefits provided to the executive consistent with past practices; provided we are not obligated to adopt or maintain any benefits or compensation practices at any time.
The 2019 Employment Agreements contain non-competition provisions and non-solicitation provisions that apply during the term of such agreements and for one year after the termination of the executive’s employment for any reason. However, the post-employment non-competition provisions do not apply and will not be enforced in California or other states where such restrictive covenants are not permitted.
In 2021, we granted performance-based RSUs to Messrs. Bauer, Mitchell, Keeler and Lee, respectively, under our 2013 Plan. Based on the closing market price of the Company’s common stock on the date of grant, the number of performance-based RSUs that could be earned by the NEOs for target performance under the awards were as follows: Mr. Bauer (106,790), Mr. Mitchell (106,790), Mr. Keeler (21,905) and Mr. Lee (13,691). These performance-based RSUs may be earned in a range from 0% of target (for performance below threshold) to 250% of target (for maximum performance, including the application of the maximum TSR modifier) over the performance period. For additional details concerning these performance-based RSUs, including applicable performance conditions, see “Compensation Discussion and Analysis—2021 NEO Compensation Decisions—Long-Term Incentives.”
In 2021, we also granted time-based RSUs to Messrs. Bauer (71,193), Mitchell (71,193), Keeler (21,905) and Lee (13,691) that vest one-third each year beginning on the first anniversary of the grant date.
Potential Payments Upon Termination or Change in Control
The employment agreements with each of Messrs. Bauer and Mitchell provide for certain payments upon either termination of employment or a change in control, as described in “—Employment Agreements and RSU Awards” above.
The Company entered into severance and change in control protection agreements with Messrs. Keeler and Lee in February 2016 and January 2018, respectively (the “Original Severance Agreements”). Effective March 2019, the Original Severance Agreements were replaced with new severance and change in control protection agreements with Messrs. Keeler and Lee (the “2019 Severance Agreements”). Each of the 2019 Severance Agreements has an initial term of three years and on the third anniversary date (and each annual anniversary date thereafter) will be automatically extended for one additional year unless either the executive or the Company gives at least 60 days’ prior written notice of non-renewal. If a “change in control” (as defined in the 2019 Severance Agreements) occurs during the initial or extended term, then the term will continue for not less than 24 months beyond the month in which the change in control occurs. The 2019 Severance Agreements do not create a contract of employment between the

Company and the executive, and both the Company and the executive will have the right to terminate the executive’s employment at any time, with or without cause, and with or without prior notice. In February 2020, the Company entered into amendments to each of the 2019 Severance Agreements with Messrs. Keeler and Lee, respectively (the “2019 Severance Agreement Amendments”), as described below.
The 2019 Severance Agreements provide that upon termination of employment, each executive will receive any accrued but unpaid base salary and other accrued and unpaid compensation, including any accrued and unpaid vacation and annual bonus. Upon either an “involuntary termination without cause” (as defined in the agreement) or a voluntary termination for a “good reason” (as defined in the agreement), each of which is considered a “covered termination”, Messrs. Lee and Keeler, subject to his delivery of a release of claims, will be entitled to receive (i) an amount equal to the sum of his annual base salary plus the greater of (a) the average of the annual cash bonuses received for the two fiscal years ending before the termination; and (b) the target annual bonus for the year in which the termination occurs; and (ii) a pro rata portion of the executive’s annual bonus for the fiscal year in which the termination occurs based on actual achievement of the applicable bonus objectives and/or conditions determined by our Board of Directors or a committee of our Board of Directors for that year. In either case, and if the executive elects continued healthcare coverage under COBRA, the Company will directly pay, or reimburse, the executive for (i) the monthly premium for his and his covered dependents to maintain health care coverage pursuant to COBRA through the earlier of (a) the 24-month anniversary of the date of his termination of employment, and (b) the date he and his covered dependents become eligible for healthcare coverage under another employer’s plan(s); and (ii) the premiums to maintain the executive’s life and disability insurance coverage through the 24-month anniversary date of his termination of employment. In addition, in the event that the executive’s employment is terminated due to death or disability, the executive or his beneficiaries or estate will be entitled to receive an amount equal to the executive’s target bonus for the fiscal year in which the termination occurs, and if employment is terminated due to a disability, the Company will directly pay, or reimburse, the executive for (i) the premium for executive and his dependents to maintain continued health care coverage pursuant to COBRA through the earlier of (a) the 24-month anniversary of the date of his termination of employment, and (b) the date he and his covered dependents become eligible for healthcare coverage under another employer’s plan(s); and (ii) the premiums to maintain the executive’s life and disability insurance coverage through the 24-month anniversary date of his termination of employment.
The 2019 Severance Agreement Amendments amended the terms of the 2019 Severance Agreements to provide that, in the event of a covered termination in connection with a change in control, the executive will be entitled to receive two (rather than one) times the executive’s base salary plus the greater of (i) the average of the annual cash bonuses received for the two fiscal years ending before the termination; and (ii) the target annual bonus for the year in which the termination occurs.
Our 2013 Plan provides that upon a “change in control” (as defined in the 2013 Plan), our Board of Directors may, in its discretion, determine whether some or all outstanding options and stock appreciation rights will become exercisable in full or in part, whether the restriction period and performance period applicable to some or all outstanding restricted stock awards and RSU awards will be deemed satisfied.
Time-based RSUs awarded to executives. The time-based RSU awards granted to our NEOs provide that if (i) the executive remains continuously employed by us through the date of the closing of a change in control transaction, and (ii) the award is not assumed in full by the acquiring or successor company or its affiliate upon the closing of the change in control or otherwise expressly continued in full force and effect pursuant to the terms of the change in control transaction, the RSUs granted pursuant to the award will vest as of the date of the closing of the change in control. If (i) the executive remains continuously employed by us through the date of the closing of the change in control transaction, and (ii) the award is assumed in full by the acquiring or successor company or its affiliate upon the closing of the change in control, or is otherwise expressly continued in full force and effect pursuant to the terms of the change in control transaction, the RSUs granted pursuant to the award will become vested in accordance with the provisions of award agreement, provided that if the executive has a qualifying termination (as defined in the award agreement generally as an involuntary termination without “cause” or a termination by the executive for “good reason”) before all the RSUs become vested and the executive remains continuously employed by us or our successor-in-interest or an affiliate thereof through the date of such qualifying termination, the RSUs will become fully vested as to all remaining RSUs upon the effective date of such qualifying termination.
The performance-based RSU awards granted to Messrs. Bauer, Mitchell, Keeler and Lee in 2021 include change in control provisions that are summarized as follows:
2021 performance-based RSUs with vesting based on revenue and pre-tax earnings (with TSR modifier). In the event a change in control occurs before December 31, 2023, the performance period will terminate on closing of the change in control transaction and the following provisions will apply:
•If (i) the closing of the change in control transaction occurs on or before January 1, 2022, (ii) the executive remains continuously employed by us through the date of the closing of the change in control transaction, and (iii) the award is not assumed in full by the acquiring or successor company or its affiliate upon the closing of the change in control or otherwise expressly continued in full force and effect pursuant to the terms of the change in control transaction, the number of RSUs issuable pursuant to the award assuming target performance (which is 40% of the maximum RSUs) will vest as of the date of the closing of the change in control.
•If (i) the closing of the change in control transaction occurs on or before January 1, 2022, (ii) the executive remains continuously employed by us through the date of the closing of the change in control transaction, and (iii) the award is assumed in full by the acquiring or successor company or its affiliate upon the closing of the change in control, or is otherwise expressly continued in full force and effect pursuant to the terms of the change in control transaction, the number of RSUs issuable pursuant to the award assuming target performance (which is 40% of the maximum RSUs) may vest as follows: if (a) the executive remains continuously employed by us or our successor-in-interest or an affiliate through the December 31, 2023, such number of RSUs will become fully vested effective as of December 31, 2023 or (b) if executive has a “qualifying termination” (as defined in the award agreement generally as an involuntary termination without “cause” or a termination by the executive for “good reason”) before December 31, 2023, such number of RSUs will become vested upon the effective date of such qualifying termination.
•If (i) the closing of the change in control transaction occurs after January 1, 2022, (ii) the executive remains continuously employed by us through the date of the closing of the change in control transaction, and (iii) the award is not assumed in full by the acquiring or successor company or its affiliate upon the closing of the change in control or otherwise expressly continued in full force and effect pursuant to the terms of the change in control transaction, the RSUs granted pursuant to the award will vest as of the date of the closing of the change in control transaction, but only with respect to a number of RSUs equal to the “change in control units” (as defined in the award agreement), which is calculated with reference to actual Company performance through the end of its last fiscal quarter prior to the closing date of the change in control transaction.
•If (i) the closing of the change in control transaction occurs after January 1, 2022, (ii) the executive remains continuously employed by us through the date of the closing of the change in control transaction, and (iii) the award is assumed in full by the acquiring or successor company or its affiliate upon the closing of the change in control, or is otherwise expressly continued in full force and effect pursuant to the terms of the change in control transaction, the RSUs granted pursuant to the award may become vested, but only with respect to a number of RSUs equal to the “change in control units”, as follows: if (a) the executive remains continuously employed by us or our successor-in-interest or an affiliate through December 31, 2023, such change in control units shall become fully effective as of the Vesting Date or (b) if the executive has a “qualifying termination” before December 31, 2023 and the executive remains continuously employed by us or our successor-in-interest or an affiliate through the date of such qualifying termination, the change in control units will become vested upon the effective date of the qualifying termination. The number of “change in control units” issuable under the applicable award agreement is calculated with reference to actual Company performance through the end of its last fiscal quarter prior to the closing date of the change in control transaction.
The performance-based RSU awards granted to Messrs. Bauer and Mitchell in 2020 and 2019 include change in control provisions that are summarized as follows:
2020 performance-based RSUs with vesting based on revenue and pre-tax earnings (with TSR modifier). In the event a change in control occurs before December 31, 2022, the performance period will terminate on closing of the change in control transaction and the following provisions will apply:
•If (i) the closing of the change in control transaction occurs on or before January 1, 2021,(ii) the executive remains continuously employed by us through the date of the closing of the change in control transaction, and (iii) the award is not assumed in full by the acquiring or successor company or its affiliate upon the closing of the change in control or otherwise expressly continued in full force and effect pursuant to the terms of the change in control transaction, the number of RSUs issuable pursuant to the award assuming target performance (which is 40% of the maximum RSUs) will vest as of the date of the closing of the change in control.
•If (i) the closing of the change in control transaction occurs on or before January 1, 2021, (ii) the executive remains continuously employed by us through the date of the closing of the change in control transaction, and (iii) the award is assumed in full by the acquiring or successor company or its affiliate upon the closing of the change in control, or is otherwise expressly continued in full force and effect pursuant to the terms of the change in control transaction, the number of RSUs issuable pursuant to the award assuming target performance (which is 40% of the maximum RSUs) may vest as follows: if (a) the executive remains continuously employed by us or our successor-in-interest or an affiliate through the December 31, 2022, such number of RSUs will become fully vested effective as of December 31, 2022 or (b) if executive has a “qualifying termination” before December 31, 2022, such number of RSUs will become vested upon the effective date of such qualifying termination.
•If (i) the closing of the change in control transaction occurs after January 1, 2021, (ii) the executive remains continuously employed by us through the date of the closing of the change in control transaction, and (iii) the award is not assumed in full by the acquiring or successor company or its affiliate upon the closing of the change in control or otherwise expressly continued in full force and effect pursuant to the terms of the change in control transaction, the RSUs granted pursuant to the award will vest as of the date of the closing of the change in control transaction, but only with respect to a number of RSUs equal to the “change in control units” (as defined in the award agreement), which is calculated with reference to actual Company performance through the end of its last fiscal quarter prior to the closing date of the change in control transaction.
•If (i) the closing of the change in control transaction occurs after January 1, 2021, (ii) the executive remains continuously employed by us through the date of the closing of the change in control transaction, and (iii) the award is assumed in full by the acquiring or successor company or its affiliate upon the closing of the change in control, or is otherwise expressly continued in full force and effect pursuant to the terms of the change in control transaction, the RSUs granted pursuant to the award may become vested, but only with respect to a number of RSUs equal to the “change in control units”, as follows: if (a) the executive remains continuously employed by us or our successor-in-interest or an affiliate through December 31, 2022, such change in control units shall become fully effective as of the Vesting Date or (b) if the executive has a “qualifying termination” before December 31, 2022 and the executive remains continuously employed by us or our successor-in-interest or an affiliate through the date of such qualifying termination, the change in control units will become vested upon the effective date of the qualifying termination. The number of “change in control units” issuable under the applicable award agreement is calculated with reference to actual Company performance through the end of its last fiscal quarter prior to the closing date of the change in control transaction.
2019 performance-based RSUs with vesting based on TSR and EPS. In the event a change in control occurs before December 31, 2021, the performance period will terminate on closing of the change in control transaction and the following provisions will apply:
•If (i) the closing of the change in control transaction occurs on or before January 1, 2020, (ii) the executive remains continuously employed by us through the date of the closing of the change in control transaction, and (iii) the award is not assumed in full by the acquiring or successor company or its affiliate upon the closing of the change in control or otherwise expressly continued in full force and effect pursuant to the terms of the change in control transaction, the number of RSUs issuable pursuant to the award assuming target performance (which is 50% of the maximum RSUs) will vest as of the date of the closing of the change in control.
•If (i) the closing of the change in control transaction occurs on or before January 1, 2020, (ii) the executive remains continuously employed by us through the date of the closing of the change in control transaction, and (iii) the award is assumed in full by the acquiring or successor company or its affiliate upon the closing of the change in control, or is otherwise expressly continued in full force and effect pursuant to the terms of the change in control transaction, the number of RSUs issuable pursuant to the award assuming target performance (which is 50% of the maximum RSUs) may vest as follows: if (a) the executive remains continuously employed by us or our successor-in-interest or an affiliate through the December 31, 2021, such number of RSUs will become fully vested effective as of December 31, 2021 or (b) if executive has a “qualifying termination” before December 31, 2021, such number of RSUs will become vested upon the effective date of such qualifying termination.
•If (i) the closing of the change in control transaction occurs after January 1, 2020, (ii) the executive remains continuously employed by us through the date of the closing of the change in control transaction, and (iii) the award is not assumed in full by the acquiring or successor company or its affiliate upon the closing of the change in control or otherwise expressly continued in full force and effect pursuant to the terms of the change in control transaction, the RSUs granted pursuant to the award will vest as of the date of the closing of the change in control transaction, but only with respect to a number of RSUs equal to the “change in control units”, which is calculated with reference to actual Company performance through the end of its last fiscal quarter prior to the closing date of the change in control transaction.
•If (i) the closing of the change in control transaction occurs after January 1, 2020, (ii) the executive remains continuously employed by us through the date of the closing of the change in control transaction, and (iii) the award is assumed in full by the acquiring or successor company or its affiliate upon the closing of the change in control, or is otherwise expressly continued in full force and effect pursuant to the terms of the change in control transaction, the RSUs granted pursuant to the award may become vested, but only with respect to a number of RSUs equal to the “change in control units” (as defined in the award agreement), as follows: if (a) the executive remains continuously employed by us or our successor-in-interest or an affiliate through December 31, 2021, such change in control units shall become fully effective as of the Vesting Date or (b) if the executive has a “qualifying termination” before December 31, 2021 and the executive remains continuously employed by us or our successor-in-interest or an affiliate through the date of such qualifying termination, the change in control units will become vested upon the effective date of the qualifying termination. The number of “change in control units” issuable under the applicable award agreement is calculated with reference to actual Company performance through the end of its last fiscal quarter prior to the closing date of the change in control transaction.
The following table shows the estimated potential payments upon termination of employment or a change in control for the NEOs. The table assumes that (i) the triggering event took place on December 31, 2021, the last business day of our fiscal 2021; (ii) except in the case of termination for cause by the Company and termination by executive without good reason, our Board of Directors determines that all outstanding options would become exercisable; (iii) except in the case of termination for cause by the Company, termination by executive without good reason and death or disability, our Compensation Committee would accelerate all time-based RSUs that remain unvested; (iv) the intrinsic value of equity vesting acceleration is computed, (a) in the case of unexercised options, by multiplying the difference between the exercise prices of the unexercised options and the closing market price of our common stock on December 31, 2021 ($27.89), the last trading day of our fiscal year 2021, by the number of unexercised options and, (b) in the case of unvested RSUs, by multiplying the closing market price of our common stock on December 31, 2021 ($27.89), the last trading day of our fiscal year 2021, by the number of unvested RSUs; (v) in the case of an involuntary termination without cause, a voluntary termination for good reason or a change in control with voluntary termination for good reason or involuntary termination without cause, a performance incentive bonus was earned under our 2021 annual incentive plan at the level set forth in the Summary Compensation table for each individual; (vi) in the case of death or disability, a performance incentive bonus was earned under our 2021 annual incentive plan at target level for each individual; (vii) the affected executive receives a payout with respect to all outstanding performance-based RSUs based on target performance; (viii) the affected executive elects to receive continued healthcare coverage pursuant to the provisions of COBRA for 24 months using rates of approximately $2,000 per month; (ix) in the case of Messrs. Bauer and Mitchell, the executive receives premiums to maintain his life insurance coverage for 24 months using rates of $3,180 and $7,710 per year, respectively; and (x) the affected executive remains continuously employed by us through the date of closing of the change in control transaction, the award is not assumed in full by the acquiring or successor company or its affiliate or otherwise continued in full force and effect and the change in control transaction closed on December 31, 2021. The Company and the affected executives may, depending upon the circumstances, negotiate for different payments that may be higher or lower than those described in the table. Amounts to be provided to an executive under arrangements that do not discriminate in scope, terms or operation in favor of our executive officers and are available to all salaried employees are not included in the following table in accordance with SEC regulations.

Name	Payments and Benefits	Involuntary Termination For Cause or Voluntary Termination Other Than for Good Reason ($)	Involuntary Termination Without Cause or Voluntary Termination for Good Reason ($)	Change in Control With Voluntary Termination for Good Reason or Involuntary Termination Without Cause(1) ($)	Death or Disability ($)
Douglas F. Bauer	Severance	—	9,949,480	13,314,220	1,610,000
	Equity awards	—	—	12,194,604	7,540,782
	Continued benefits	—	51,180	51,180	51,180(2)
	Total	—	10,000,660	25,560,004	9,201,962
Thomas J. Mitchell	Severance	—	7,986,484	11,234,140	1,557,500
	Equity awards	—	—	13,519,607	7,310,574
	Continued benefits	—	55,710	55,710	55,710(2)
	Total	—	8,042,194	24,809,457	8,923,784
Glenn J. Keeler	Severance	—	2,400,000	3,600,000	600,000
	Equity awards	—	—	2,268,182	826,624
	Continued benefits	—	48,000	48,000	48,000(2)
	Total	—	2,448,000	5,916,182	1,474,624
David C. Lee	Severance	—	1,426,088	2,252,175	300,000
	Equity awards	—	—	1,197,373	379,668
	Continued benefits	—	48,000	48,000	48,000(2)
	Total	—	1,474,088	3,497,548	727,668

__________

(1)
In the event of a change in control where the executive does not incur a separation from service before the date of closing of the change in control transaction and the award is not assumed in full by the acquiring or successor company or its affiliate or otherwise continued in full force and effect, the executives’ equity awards would vest as provided in this column.

(2)	Payable only in the event the executive’s employment is terminated due to disability.
The above table does not give effect to performance-based and time-based RSUs awarded to our NEOs in February 2022.
The foregoing descriptions of the performance-based RSU awards, the 2019 Employment Agreements, the 2019 Severance Agreements, the 2019 Severance Agreement Amendments and the Letter Agreement are summaries only and are not complete. The full text of the award agreements, the 2019 Employment Agreements, the 2019 Severance Agreements and the Letter Agreement are included as exhibits to our quarterly report on Form 10-Q filed with the SEC on April 25, 2019, July 25, 2019, April 23, 2020 and April 22, 2021 and current reports on Form 8-K filed with the SEC on March 2, 2016, February 28, 2017, February 26, 2019 and July 1, 2019.

Pay Ratio Disclosure
As required by Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(u) of Regulation S-K, we are providing the following information for 2021:
•the annual total compensation of our CEO, Mr. Bauer, was $7,514,406; and
•the median of the annual total compensation of all of our employees (other than our CEO) as of December 31, 2021 (our “Median Employee”) was $123,121.
Based on this information, the ratio of the annual total compensation of our CEO to that of our Median Employee in 2021 was approximately 61 to 1.
For purposes of calculating the pay ratio, we determined the annual total compensation of our CEO and our Median Employee as follows:
•As of December 31, 2021, our employee population consisted of 1,390 individuals.
•We identified our Median Employee by ranking from lowest to highest the amount of total cash compensation paid to each of these employees (other than the CEO) in 2021. Total cash compensation consists of all wages, cash bonus payments and other cash payments representing compensation during the period. We annualized the total cash compensation of 390 full-time and part-time employees included in our employee population who were hired in 2021 but did not work for us the entire year.
•We believe total cash compensation is a consistently applied compensation measure because we do not widely distribute annual equity awards to employees, with only approximately 14% of our employees receiving annual equity awards as part of their compensation package in 2021.
•We calculated the annual total compensation of our CEO and our Median Employee using the same methodology that we use to calculate the annual total compensation of our NEOs as set forth in the Fiscal 2021 Summary Compensation Table included elsewhere in this proxy statement, except that, in order to better reflect our employee compensation practices, the annual total compensation for both our CEO and our Median Employee includes the dollar value of non-discriminatory health and welfare benefit contributions made by the Company, which are not required to be reported as compensation for our CEO in the Fiscal 2021 Summary Compensation Table. The difference between our CEO’s annual total compensation reported in the “Total” column of the Fiscal 2021 Summary Compensation Table and the annual total compensation set forth above represents health and welfare benefit contributions (in an amount equal to $18,123).
    The SEC’s rules for identifying the median compensated employee and calculating the pay ratio based on that employee’s annual total compensation allow companies to adopt a variety of methodologies, to apply certain exclusions and to make reasonable estimates and assumptions that reflect their employee populations and compensation practices. As a result, the pay ratio reported by other companies may not be comparable to the pay ratio reported above, as other companies have different employee populations and compensation practices and may utilize different methodologies, exclusions, estimates and assumptions in calculating their own pay ratios.

DIRECTOR COMPENSATION
The following table sets forth the total cash and equity compensation paid to non-employee directors for their service on our Board of Directors and committees of our Board of Directors during fiscal 2021:

Name	Fees earned or paid in cash ($)	Stock awards ($)(1)	Total ($)
Lawrence B. Burrows	113,750	154,978	268,728
Daniel S. Fulton(2)	101,000	154,978	255,978
Steven J. Gilbert	178,750	154,978	333,728
R. Kent Grahl(3)	25,250	87,106	112,356
Vicki D. McWilliams	95,000	154,978	249,978
Constance B. Moore	114,750	154,978	269,728
__________

(1)
The amounts reported in this column reflect the aggregate grant date fair value of RSU awards to each of the non-employee directors, computed in accordance with FASB ASC Topic 718. Amounts shown do not reflect compensation actually received or that may be realized in the future by the directors. For a discussion of the assumptions relating to the valuation of the awards, please see Note 14. Stock Based Compensation to our audited consolidated financial statements included in our Annual Report on Form 10‑K for the fiscal year ended December 31, 2021.

(2)	Mr. Fulton retired from our Board of Directors effective as of December 31, 2021.
(3)	Mr. Grahl was appointed to our Board of Directors on September 27, 2021 and received a pro-rated RSU award and pro-rated cash compensation during fiscal 2021.
Compensation of Non-Employee Directors
Directors who are full-time employees do not receive any compensation for their services as directors. The cash and equity compensation that we pay to our non-employee directors is comprised of the following:
•an annual cash retainer of $75,000 and a restricted stock award of $155,000 (based upon the closing price on the date of grant);
•an additional annual cash retainer of $30,000 to the Chair of our Audit Committee and an additional cash retainer of $16,000 for the other members of our Audit Committee;
•an additional annual cash retainer of $25,000 to the Chair of our Compensation Committee and an additional cash retainer of $10,000 for the other members of such committee;
•an additional annual cash retainer of $20,000 to the Chair of our Nominating and Corporate Governance Committee and an additional cash retainer of $10,000 for the other members of such committee; and
•an additional annual cash retainer of $75,000 to the Chairman of our Board of Directors.
We also reimburse our non-employee directors for reasonable out-of-pocket expenses incurred in connection with the performance of their duties as directors, including, but not limited to, travel expenses in connection with their attendance in-person at board and committee meetings.

Director Stock Ownership Requirement
Each of our independent directors is required, within five years of becoming a member of our Board of Directors, to own shares of common stock equal to five times the annual cash retainer payable to non-employee directors.

REPORT OF THE AUDIT COMMITTEE
This report of the Audit Committee of our Board of Directors is required by the SEC and, in accordance with SEC rules, will not be deemed to be part of or incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except to the extent that we specifically incorporate this information by reference, and will not otherwise be deemed “soliciting material” or “filed” under either the Securities Act or the Exchange Act.
The Audit Committee has reviewed and discussed with management our audited financial statements for the fiscal year ended December 31, 2021. The Audit Committee has also reviewed and discussed with Ernst & Young LLP, our independent registered public accounting firm for 2021, the audited financial statements for the fiscal year ended December 31, 2021. In addition, the Audit Committee discussed with Ernst & Young LLP those matters required to be discussed by applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC. Additionally, Ernst & Young LLP provided to the Audit Committee the written disclosures and the letter required by applicable requirements of the PCAOB regarding Ernst & Young LLP’s communications with the Audit Committee concerning independence. The Audit Committee also discussed with Ernst & Young LLP the accounting firm’s independence.
Based upon the foregoing review and discussions described in this report, the Audit Committee recommended to our Board of Directors that the audited financial statements be included in our Form 10‑K for the fiscal year ended December 31, 2021 for filing with the SEC.
Respectfully submitted by:
THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
Lawrence B. Burrows, Audit Committee Chair
R. Kent Grahl
Constance B. Moore

February 15, 2022

MANAGEMENT
Set forth below are the names, ages and positions of Tri Pointe’s executive officers as of March 1, 2022. Each executive officer shall hold office until the executive officer’s respective successor is elected and qualified or until the executive officer’s earlier death, resignation or removal.

Name	Age	Position
Douglas F. Bauer	60	Chief Executive Officer
Thomas J. Mitchell	61	President and Chief Operating Officer
Glenn J. Keeler	45	Chief Financial Officer and Chief Accounting Officer
David C. Lee	50	Vice President, General Counsel and Secretary
For biographical information for Mr. Douglas F. Bauer, see “Board of Directors—Director Nominees.”
THOMAS J. MITCHELL. Mr. Mitchell has served as Tri Pointe’s President and Chief Operating Officer since January 30, 2013. He served as a member of the board of managers of TPH LLC prior to its conversion into a corporation. Prior to forming TPH LLC in April 2009, from 1988 to 2009, Mr. Mitchell served in several capacities, including most recently Executive Vice President, for William Lyon Homes, a homebuilding company whose common stock was listed on the NYSE from 1999 until the company was taken private in 2006. Through his various roles within that company, Mr. Mitchell developed a broad background and experience in all aspects of residential construction and land development. Prior to his 20-year tenure at William Lyon Homes, Mr. Mitchell spent over two years with The Irvine Company in their community development group and over two years with Pacific Savings Bank. Throughout his career, Mr. Mitchell has obtained significant experience in land acquisition, land entitlement, land development, project planning, product design, construction operations, project and company finance, sales and marketing, customer satisfaction and warranty service. Mr. Mitchell has more than 30 years of experience in the real estate development and homebuilding industry. His accomplishments have been recognized by, among other things, him being awarded the Outstanding Home Design and National Home of the Year awards and being identified by Home Builder Executive as a Top 100 President. In 2004, Mr. Mitchell was awarded the BIA Inland Empire Builder of the Year. Mr. Mitchell received his B.A. from California State University of Long Beach.
GLENN J. KEELER. Mr. Keeler joined Tri Pointe in February 2013 and was appointed as our Chief Financial Officer on January 1, 2020. He continues to serve as our Chief Accounting Officer. From 2011 until 2013, he served as Corporate Controller of STEC, Inc., a publicly traded, global provider of enterprise-class solid state drives. From 2006 until 2011, Mr. Keeler served as Director of Finance and Controller of Lantronix, Inc., a publicly traded designer, developer, marketer and seller of networking and communications products. Mr. Keeler spent six years at Ernst & Young LLP serving clients in the real estate, technology and manufacturing industries. Mr. Keeler is a Certified Public Accountant (inactive) in California and earned his B.A. from California State University Dominguez Hills.
DAVID C. LEE. Mr. Lee has served as our Vice President, General Counsel and Secretary since January 2018. From 2013 until joining our management team, Mr. Lee was a partner in the Orange County and Los Angeles offices of K&L Gates LLP, where he focused on capital markets transactions, mergers and acquisitions and general corporate and securities matters. From 2004 to 2013, Mr. Lee was a corporate and securities lawyer with Gibson, Dunn & Crutcher LLP, and from 1998 to 2004, Mr. Lee served as special counsel in the Office of Chief Counsel at the U.S. Securities and Exchange

Commission’s Division of Corporation Finance and as counsel to an SEC Commissioner. Mr. Lee received his B.A. from University of California, Riverside, his M.B.A. from Loyola Marymount University and his law degree from Loyola Law School, Los Angeles.

DELINQUENT SECTION 16(a) REPORTS
Section 16(a) of the Exchange Act requires Tri Pointe’s directors and certain officers, and persons who own more than 10% of a registered class of Tri Pointe equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of Tri Pointe common stock and other equity securities. Certain officers, directors and greater-than-ten-percent stockholders are required by SEC regulation to furnish Tri Pointe with copies of all Section 16(a) forms they file. To Tri Pointe’s knowledge, based on information furnished by these persons, all Section 16(a) filing requirements applicable to Tri Pointe’s directors, executive officers and greater-than-ten-percent stockholders were complied with on a timely basis during the fiscal year ended December 31, 2021.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
In addition to the compensation described in the section entitled “Executive Compensation,” our executive officers, directors and other related parties will be entitled to receive, or have received since the beginning of the last fiscal year, material financial and other benefits, including the following:
Indemnification Agreements
We have entered into an indemnification agreement with each of our directors and our current executive officers. These agreements require us to indemnify these individuals to the fullest extent permitted under Delaware law against liabilities that may arise by reason of their service to us, and to advance expenses incurred as a result of any proceeding against them as to which they could be indemnified.
Conflicts of Interest
Tri Pointe has adopted written Corporate Governance Guidelines that, among other things, require directors to disclose to the Chairman of our Board of Directors personal or business interests that involve an actual or potential conflict of interest. In addition, our Code of Business Conduct and Ethics requires that a “Related Person Transaction” must be approved in advance by a vote of a majority of our disinterested and independent directors. A “Related Person Transaction” means any transaction, arrangement or relationship in which (i) Tri Pointe is a participant and (ii) a “Related Person” has, or will have, a direct or indirect material interest. “Related Person” means (i) a member of our Board of Directors of the Company and any nominee; (ii) an executive officer (as defined under Securities and Exchange Commission rules) of the Company; (iii) any stockholder beneficially owning more than five percent of any outstanding class of Tri Pointe’s voting securities; (iv) an Immediate Family Member of any such person, and (v) any entity in which any person identified in (i) through (iii) is employed, or is a partner or principal (or holds a similar position), or is a beneficial owner of a 10% or greater direct or indirect equity interest. “Immediate Family Member” means any spouse, child, stepchild, son-in-law or daughter-in-law, parent, stepparent, mother-in- law or father-in-law, sibling, brother-in-law or sister-in-law of a person, and any person sharing the household of such person (other than a tenant or employee). Our Chief Executive Officer, Chief Financial Officer and Chief Accounting Officer (or persons performing similar functions) (collectively, “Senior Officers” and each a “Senior Officer”) must comply with our Code of Ethics for Senior Executive and Financial Officers, which requires the prior written approval of our Audit Committee before a Senior Officer makes any investment, accepts any position or benefits, participates in any transaction or business arrangement or otherwise acts in a manner that creates or appears to create a conflict of interest. Neither the adoption of these policies nor any communication concerning these policies is intended to constitute a representation concerning past, present or future compliance by the persons subject to them. We cannot assure you that these policies will be successful in eliminating the influence of conflicts of interest. These policies may be amended from time to time at the discretion of our Board of Directors, without a vote of stockholders.

AUDIT COMMITTEE MATTERS
Independent Registered Public Accounting Firm Fees
The following table represents aggregate fees billed to us for the fiscal years ended December 31, 2021 and 2020 by Ernst & Young LLP. All fees below were approved by our Audit Committee in conformity with our Audit Committee’s pre-approval process.

	Year Ended December 31,
	2021	2020
Audit Fees(1)	$1,916,115	$1,923,700
Audit-Related Fees(2)	55,205	—
Tax Fees(3)	305,565	360,162
All Other Fees(4)	1,885	4,340
Total	$2,278,770	$2,288,202
__________

(1)	These are fees for audit services and related expenses, including fees associated with the annual audit and services provided for statutory and regulatory filings, including the audit of internal control over financial reporting, the reviews of the Company’s quarterly reports on Form 10-Q, comfort letters, consents and reviews of the Company’s SEC filings.
(2)	These are fees for assurance and related services performed by Ernst & Young LLP, including consulting on financial accounting/reporting standards.
(3)	These are fees for professional services performed by Ernst & Young LLP with respect to tax compliance, tax advice and tax planning. This includes the preparation of Tri Pointe’s and its consolidated subsidiaries’ original and amended tax returns, refund claims, payment planning, tax audit assistance and tax work stemming from “Audit-Related” items.
(4)	These are fees for other permissible work performed by Ernst & Young LLP that does not meet the above category descriptions.
Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services
Our Audit Committee has responsibility for establishing policies and procedures for the pre-approval of audit and non-audit services rendered by our independent registered public accounting firm, Ernst & Young LLP. Our Audit Committee has the sole authority and responsibility to select, appoint, evaluate, compensate, retain and oversee the work of any independent registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for us (including resolution of disagreements between management and the independent registered public accounting firm regarding financial reporting). Our internal auditing function and the independent registered public accounting firm reports directly to our Audit Committee. Our Audit Committee has the sole authority to approve all audit engagement fees and terms, and our Audit Committee, or the Chair of our Audit Committee, must pre-approve any audit and non-audit services provided to us by the independent registered public accounting firm and the fees and terms thereof (provided that the Chair may not pre-approve services in excess of $25,000 and must report any such approval to the full Audit Committee at the next regularly scheduled meeting of our Audit Committee).

STOCKHOLDER PROPOSALS FOR 2023 ANNUAL MEETING
Stockholders who wish to submit a proposal to be considered for inclusion in our proxy statement and form of proxy for the 2023 Annual Meeting of Stockholders may do so by following the procedures set forth in Rule 14a‑8 under the Exchange Act. To be eligible for inclusion, proposals must be submitted in writing and received by us on or before November 11, 2022 at Tri Pointe Homes, Inc., 940 Southwood Blvd, Suite 200, Incline Village, Nevada 89451, Attention: Corporate Secretary.
Any stockholder who intends to nominate an individual for election to our Board of Directors or submit a matter for consideration at the 2023 annual meeting, other than by submitting a proposal to be included in our 2023 proxy statement, must give timely notice according to our Bylaws. Our Bylaws provide that, to be timely for submission to the 2023 annual meeting, a stockholder’s notice must be mailed to and received at our principal executive offices, at 940 Southwood Blvd, Suite 200, Incline Village, Nevada 89451 not less than 90 days nor more than 120 days prior to the first anniversary of the date on which we first mailed our proxy materials or notice of availability of proxy materials (whichever is earlier) for the 2022 annual meeting; provided, however, that if the 2023 annual meeting is held or the 2023 annual meeting date is called for a date that is not within 30 days from the first anniversary date of the 2022 annual meeting, then written notice by a stockholder in order to be timely must be received no earlier than the 120th day before the date of such annual meeting and not later than the later of the 90th day before the date of such annual meeting, as originally convened, or the close of business on the tenth day following the day on which the first public disclosure of the date of such annual meeting was made. For the avoidance of doubt, if the notice of proposed matter or nominated individual is not received during this timeframe, such proposal will be deemed untimely and will not be accepted.
For each matter any stockholder intends to bring before the 2023 annual meeting, the stockholder’s notice must comply with all applicable provisions of our Bylaws, including a description of the proposal or business (including the complete text of any resolutions to be presented at the annual meeting, and, in the event that such business includes a proposal to amend our Bylaws, the text of the proposed amendment), the reasons for conducting such business at the annual meeting, and any material interest the stockholder has in that business as well as information regarding the stockholder, the number of shares of our common stock that the stockholder owns and a representation that such stockholder intends to appear in person or by proxy at the annual meeting. Any stockholder proposals must also comply in all respects with the rules and regulations of the SEC. For more information, and for more detailed requirements, please refer to our Amended and Restated Bylaws, filed as Exhibit 3.1 to our Current Report on Form 8‑K, filed with the SEC on October 27, 2016.

APPENDIX A

Tri Pointe Homes, Inc. 2022 Long-Term Incentive Plan

I.INTRODUCTION

1.1    Purposes. The purposes of the Tri Pointe Homes, Inc. 2022 Long-Term Incentive Plan (this “Plan”) are to (i) align the interests of the Company’s stockholders and the recipients of Awards under this Plan by increasing the proprietary interest of such recipients in the Company’s growth and success; (ii) advance the interests of the Company by attracting and retaining directors, officers, employees, and other service providers; and (iii) motivate such persons to act in the long-term best interests of the Company and its stockholders. Upon the Effective Date, this Plan replaces, and no further awards shall be made under, the Predecessor Plan.

1.2    Certain Definitions.

“Agreement” shall mean the written or electronic agreement evidencing an Award hereunder between the Company and the recipient of such Award. Each Agreement shall be subject to the terms and conditions of the Plan.

“Applicable Law” means the legal requirements relating to the administration of and issuance of securities under stock incentive plans, including, without limitation, the requirements of state corporations law; federal, state and foreign securities law; federal, state and foreign tax law; and the requirements of any stock exchange or quotation system upon which the shares of Common Stock may then be listed or quoted.

“Award” shall mean any right granted under the Plan, including Nonqualified Stock Options, Incentive Stock Options, SARs, Bonus Stock, Restricted Stock, Restricted Stock Units, and Performance Awards.

“Board” shall mean the Board of Directors of the Company.

“Bonus Stock” shall mean shares of Common Stock that are not subject to a Restriction Period or Performance Measures.

“Bonus Stock Award” shall mean an Award of Bonus Stock under this Plan.

“Change in Control” shall be defined as that term is defined in the Participant’s offer letter, employment agreement, change in control agreement, or other similar agreement; or if there is no such definition, “Change in Control” shall have the meaning set forth in Section 5.8(b).

“Code” shall mean the Internal Revenue Code of 1986, as amended. References to the Code shall include the valid and binding governmental regulations, court decisions and other regulatory and judicial authority issued or rendered thereunder.

“Committee” shall mean the Committee designated by the Board, consisting of two or more members of the Board, each of whom may be (i) a “non-employee director” within the meaning of Rule 16b-3 under the Exchange Act, and (ii) “independent” within the meaning of the rules of the New York Stock Exchange or any other stock exchange on which the shares of Common Stock have been listed by the Company.

“Common Stock” shall mean the common stock, par value $0.01 per share, of the Company, and all rights appurtenant thereto.

“Company” shall mean Tri Pointe Homes, Inc., a Delaware corporation, or any successor thereto.

“Consultant” means any consultant or advisor who is a natural person and who provides services to the Company or any Subsidiary, so long as that person (i) renders bona fide services that are not in connection with the offer and sale of the Company’s securities in a capital raising transaction, (ii) does not directly or indirectly promote or maintain a market for the Company’s securities, and (iii) otherwise qualifies as a consultant under the applicable rules of the Securities and Exchange Commission for registration of securities on a Form S-8 registration statement (or any successor thereto).

“Dividend Equivalents” shall have the meaning set forth in Section 3.4(d).

“Effective Date” shall have the meaning set forth in Section 5.1.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

“Fair Market Value” shall mean the closing transaction price of a share of Common Stock as reported on the New York Stock Exchange on the date as of which such value is being determined or, if the Common Stock is not listed on the New York Stock Exchange, the closing transaction price of a share of Common Stock on the principal national stock exchange on which the Common Stock is traded on the date as of which such value is being determined or, if there are no reported transactions for such date, on the next preceding date for which transactions were reported; provided, however, that if the Common Stock is not listed on a national stock exchange or if Fair Market Value for any date cannot be so determined, Fair Market Value shall be determined by the Committee by whatever means or method as it shall at such time deem appropriate.

“Free-Standing SAR” shall mean an SAR which is not granted in tandem with, or by reference to, an Option, which entitles the holder thereof to receive, upon exercise, shares of Common Stock (which may be Restricted Stock) with an aggregate value equal to the excess of the Fair Market Value of one share of Common Stock on the date of exercise over the base price of such SAR, multiplied by the number of such SARs which are exercised.

“Incentive Stock Option” shall mean an Option that meets the requirements of Section 422 of the Code, or any successor provision, which is intended by the Committee to constitute an Incentive Stock Option.

“Non-Employee Director” shall mean any director of the Company who is not an officer or employee of the Company or any Subsidiary.

“Nonqualified Stock Option” shall mean an Option that is not an Incentive Stock Option.

“Option” shall mean an option to purchase shares of Common Stock granted pursuant to the Plan, which may be an Incentive Stock Option or a Nonqualified Stock Option.

“Option Exercise Price” shall mean the price at which a share of Common Stock may be purchased upon the exercise of an Option.

“Participant” shall mean an eligible person to whom an Award is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Award.

“Performance Award” shall mean a right to receive an amount of cash, shares of Common Stock, or a combination of both, contingent upon the attainment of specified Performance Measures within a specified Performance Period.

“Performance Measures” shall mean the criteria and objectives, established by the Committee, which shall be satisfied or met (i) as a condition to the grant or exercisability of all or a portion of an Option or SAR or (ii) during the applicable Restriction Period or Performance Period as a condition to the vesting of the Participant’s interest, in the case of a Restricted Stock Award, of the shares of Common Stock subject to such Award, or, in the case of a Restricted Stock Unit Award or Performance Award, to the Participant’s receipt of the shares of Common Stock subject to such Award or of payment with respect to such Award. Such criteria and objectives will consist of any measures as the Committee may select, which may include, without limitation, one or more of the following corporate-wide or Subsidiary, division, operating unit, or individual measures, stated in either absolute terms or relative terms, such as rates of growth or improvement: the attainment by a share of Common Stock of a specified Fair Market Value for a specified period of time, earnings per share, return to stockholders (including dividends), return on assets, return on equity, earnings of the Company before or after taxes and/or interest, revenues, expenses, market share, cash flow or cost reduction goals, interest expense after taxes, return on investment, return on investment capital, return on operating costs, economic value created, operating margin, gross margin, the achievement of annual operating profit plans, net income before or after taxes, pretax earnings before interest, depreciation and/or amortization, pretax operating earnings after interest expense and before incentives, and/or extraordinary or special items, operating earnings, net cash provided by operations, and strategic business criteria, specified market penetration, cost targets, customer satisfaction, or any combination of the foregoing. The Committee may amend or adjust the Performance Measures or other terms and conditions of an outstanding Award in recognition of unusual or nonrecurring events affecting the Company or its financial statements or changes in law or accounting principles.

“Performance Period” shall mean any period of time, as designated by the Committee, over which the attainment of one or more Performance Measures will be measured for the purpose of determining whether, and the extent to which, a Performance Award may be granted, earned, vested, or paid.

“Predecessor Plan” shall mean the TRI Pointe Group, Inc. Amended and Restated 2013 Long-Term Incentive Plan.

“Restricted Stock” shall mean shares of Common Stock which are subject to a Restriction Period and which may, in addition thereto, be subject to the attainment of specified Performance Measures within a specified Performance Period.

“Restricted Stock Award” shall mean an Award of Restricted Stock under this Plan.

“Restricted Stock Unit” shall mean a right to receive one share of Common Stock or, in lieu thereof, the Fair Market Value of such share of Common Stock in cash, which shall be contingent upon the expiration of a specified Restriction Period and which may, in addition thereto, be contingent upon the attainment of specified Performance Measures within a specified Performance Period.

“Restricted Stock Unit Award” shall mean an Award of Restricted Stock Units under this Plan.

“Restriction Period” shall mean any period designated by the Committee during which (i) the Common Stock subject to a Restricted Stock Award may not be sold, transferred, assigned, pledged, hypothecated, or otherwise encumbered or disposed of, except as provided in this Plan or the Agreement relating to such Award, or (ii) the conditions to vesting applicable to a Restricted Stock Unit Award shall remain in effect.

“SAR” shall mean a stock appreciation right which may be a Free-Standing SAR or a Tandem SAR.

“Section 409A” shall mean Section 409A of the Code.

“Separation from Service” shall mean the termination of the applicable Participant’s employment with, and performance of services for, the Company and each Subsidiary, in each case as determined by the Company in its sole discretion. Unless otherwise determined by the Company, if a Participant’s employment or service with the Company or a Subsidiary terminates but the Participant continues to provide services to the Company or a Subsidiary in a Non-Employee Director capacity or as an employee, officer, or Consultant, as applicable, such change in status shall not be deemed a Separation from Service. Approved temporary absences from employment because of illness, vacation, or leave of absence and transfers among the Company and its Subsidiaries shall not be considered Separations from Service; provided, however, that if any Award governed by Section 409A is to be distributed on a Separation from Service, then the definition of Separation from Service for such purposes shall comply with the definition provided in Section 409A.

“Stock Award” shall mean a Bonus Stock Award, Restricted Stock Award, or a Restricted Stock Unit Award.

“Subsidiary” shall mean any corporation, limited liability company, partnership, joint venture, or similar entity in which the Company owns, directly or indirectly, an equity interest possessing more than 50% of the combined voting power of the total outstanding equity interests of such entity, provided that for purposes of Incentive Stock Options, Subsidiary means any “subsidiary corporation” of the Company within the meaning of Section 424(f) of the Code.

“Substitute Award” shall mean an Award granted under this Plan upon the assumption of, or in substitution for, outstanding equity Awards previously granted by a company or other entity in connection with a corporate transaction, including a merger, combination, consolidation, or acquisition of property or stock; provided, however, that in no event shall the term “Substitute Award” be construed to refer to an Award made in connection with the cancellation and repricing of an Option or SAR.

“Tandem SAR” shall mean an SAR which is granted in tandem with, or by reference to, an Option (including a Nonqualified Stock Option granted prior to the date of grant of the SAR), which entitles the holder thereof to receive, upon exercise of such SAR and surrender for cancellation of all or a portion of such Option, shares of Common Stock (which may be Restricted Stock) with an aggregate value equal to the excess of the Fair Market Value of one share of Common Stock on the date of exercise over the base price of such SAR, multiplied by the number of shares of Common Stock subject to such Option, or portion thereof, which is surrendered.

“Tax Date” shall have the meaning set forth in Section 5.5.

“Ten Percent Holder” shall have the meaning set forth in Section 2.1(a).

1.3    Administration. This Plan shall be administered by the Committee or, in the Board’s sole discretion, by the Board. Any one or a combination of the following Awards may be made under this Plan to eligible persons: (i) Options in the form of Incentive Stock Options or Nonqualified Stock Options; (ii) SARs in the form of Tandem SARs or Free-Standing SARs; (iii) Stock Awards in the form of Bonus Stock, Restricted Stock, or Restricted Stock Units; and (iv) Performance Awards. The

Committee shall, subject to the terms of this Plan, select eligible persons for participation in this Plan and determine the form, amount, and timing of each Award to such persons and, if applicable, the number of shares of Common Stock, the number of SARs, the number of Restricted Stock Units, the dollar value subject to an Award, the purchase price or base price associated with the Award, the time and conditions of exercise or settlement of the Award, and all other terms and conditions of the Award, including, without limitation, the form of the Agreement evidencing the Award. The Committee may, in its sole discretion and for any reason at any time, take action such that (i) any or all outstanding Options and SARs shall become exercisable in part or in full, (ii) all or a portion of the Restriction Period applicable to any outstanding Restricted Stock or Restricted Stock Units shall lapse, (iii) all or a portion of the Performance Period applicable to any outstanding Restricted Stock, Restricted Stock Units or Performance Award shall lapse, and (iv) the Performance Measures (if any) applicable to any outstanding Award shall be deemed to be satisfied at the target or any other level. The Committee, subject to the terms of this Plan, shall interpret this Plan and the application thereof and establish rules and regulations it deems necessary or desirable for the administration of this Plan, and may impose, incidental to the grant of an Award, conditions with respect to the Award. All such interpretations, rules, regulations, conditions, and other actions by the Committee under this Plan shall be in the Committee’s sole discretion and shall be conclusive and binding on all parties.

To the extent permitted by Applicable Law, the Committee and/or the Board may delegate its authority as identified herein to any individual or committee of individuals (who need not be directors), including without limitation the authority to make Awards to Participants who are not subject to Section 16 of the Exchange Act. To the extent that the Committee and/or the Board delegates its authority to make Awards as provided by this Section 1.3, all references in the Plan to the Committee’s or the Board’s authority to make Awards and determinations with respect thereto shall be deemed to include the applicable delegate. Any such delegate shall serve at the pleasure of, and may be removed at any time by, the Committee or the Board.

No member of the Board or Committee, nor any other person delegated authority by the Board and/or the Committee under this Section 1.3, shall be liable for any act, omission, interpretation, construction, or determination made in connection with this Plan in good faith, and the members of the Board and the Committee and any such delegate shall be entitled to indemnification and reimbursement by the Company in respect of any claim, loss, damage, or expense (including attorneys’ fees) arising therefrom to the full extent permitted by law (except as otherwise may be provided in the Company’s Certificate of Incorporation and/or Bylaws) and under any directors’ and officers’ liability insurance that may be in effect from time to time.

A majority of the Committee shall constitute a quorum. The acts of the Committee shall be either (i) acts of a majority of the members of the Committee present at any meeting at which a quorum is present or (ii) acts approved in writing by all of the members of the Committee without a meeting.

1.4    Eligibility. Participants in this Plan shall consist of such officers, Non-Employee Directors, employees, and Consultants, and persons expected to become officers, Non-Employee Directors, employees, and Consultants of the Company and its Subsidiaries as the Committee may select from time to time. The Committee’s selection of a person to participate in this Plan at any time shall not require the Committee to select such person to participate in this Plan at any other time. The Committee shall determine, in its sole discretion, the extent to which a Participant shall be considered employed during any periods during which such Participant is on an approved leave of absence.

1.5    Shares Available. Subject to adjustment as provided in Section 5.7 and to all other limits set forth in this Section 1.5, 7,500,000 shares of Common Stock shall be available for the grant of Awards under the Plan. In addition, shares of Common Stock underlying any outstanding award granted under the Predecessor Plan that, following the Effective Date, expires, or is terminated, surrendered or forfeited for any reason without issuance of such shares shall be available for the grant of new Awards under this Plan. Subject to adjustment as provided in Section 5.7, no more than 7,500,000 shares of Common Stock may be issued in the aggregate pursuant to the exercise of Incentive Stock Options.

The number of shares of Common Stock available under this Plan shall be reduced by the sum of the aggregate number of shares of Common Stock which become subject to outstanding Options, outstanding Free-Standing SARs, outstanding Stock Awards, and outstanding Performance Awards. To the extent that shares of Common Stock subject to an outstanding Option, SAR, Stock Award, or Performance Award are not issued or delivered by reason of (i) the expiration, termination, cancellation, or forfeiture of such Award (excluding shares subject to an Option cancelled upon settlement in shares of a related Tandem SAR or shares subject to a Tandem SAR cancelled upon exercise of a related Option) or (ii) the settlement of such Award in cash, then such shares of Common Stock shall again be available under this Plan.

Notwithstanding anything in this Section 1.5 to the contrary, shares of Common Stock subject to an Award under this Plan may not be made available again for issuance under this Plan if such shares are: (i) shares that were subject to a stock-settled SAR and were not issued upon the net settlement or net exercise of such SAR; (ii) shares delivered to or withheld by the Company to pay the purchase price or the withholding taxes related to an outstanding Option or SAR; or (iii) shares repurchased on the open market with the proceeds of an Option exercise. Shares delivered to or withheld by the Company to pay the withholding taxes for Stock Awards or Performance Awards (other than Performance Awards that are Options or SARs) shall again be available under this Plan.

Awards may, in the sole discretion of the Committee, be granted under the Plan as Substitute Awards. Substitute Awards shall not be counted against the total shares reserved for Awards under the Plan.

Shares of Common Stock to be delivered under this Plan shall be made available from authorized and unissued shares of Common Stock, or authorized and issued shares of Common Stock reacquired and held as treasury shares or otherwise or a combination thereof.

Notwithstanding the foregoing, the maximum value of Awards granted during any calendar year to any Non-Employee Director, taken together with any cash fees paid to that Non-Employee Director during the calendar year and the value of Awards granted to the Non-Employee Director under any other equity compensation plan of the Company during the calendar year, shall not exceed the following in total value (based on the Fair Market Value of the shares underlying the Award as of the grant date for Awards other than Options and SARs, and based on the grant date fair value for accounting purposes for Options and SARs): (1) $825,000 for the non-employee Chair of the Board, and (2) $750,000 for each Non-Employee Director other than the Chair of the Board; provided, however, that Awards granted to Non-Employee Directors upon their initial election to the Board shall not count towards the limits in this paragraph. The Board may make exceptions to the limits in this paragraph in extraordinary circumstances for individual Non-Employee Directors; provided that the Non-Employee Director receiving such additional compensation may not participate in the decision to award such compensation.

II.    STOCK OPTIONS AND STOCK APPRECIATION RIGHTS

2.1    Stock Options. The Committee may grant Options to such eligible persons as may be selected by the Committee; provided, however, that Incentive Stock Options shall be granted only to persons who are employees of the Company or one of its Subsidiaries that is a corporation within the meaning of Section 7701(a)(3) of the Code, in accordance with Section 422 of the Code. Each Option, or portion thereof, that is not an Incentive Stock Option, shall be a Nonqualified Stock Option. To the extent that the aggregate Fair Market Value (determined as of the date of grant) of shares of Common Stock with respect to which Options designated as Incentive Stock Options are exercisable for the first time by a Participant during any calendar year (under this Plan or any other plan of the Company, or any parent or Subsidiary) exceeds the amount (currently $100,000) established by the Code, such Options shall constitute Nonqualified Stock Options.
Options shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of this Plan (including Section 5.8), as the Committee shall deem advisable:

(a)    Number of Shares and Purchase Price. The number of shares of Common Stock subject to an Option and the Option Exercise Price shall be determined by the Committee; provided, however, that the Option Exercise Price shall not be less than 100% of the Fair Market Value of a share of Common Stock on the date of grant of such Option (other than in connection with a Substitute Award, which shall have the adjusted Option Exercise Price determined in connection with the applicable corporate transaction); provided, further, that if an Incentive Stock Option is granted to any person who, at the time such Option is granted, owns, or is deemed to own pursuant to Section 424(d) of the Code, capital stock possessing more than ten (10%) percent of the total combined voting power of all classes of capital stock of the Company (or of any parent or Subsidiary) (a “Ten Percent Holder”), the Option Exercise Price shall not be less than the price (currently 110% of Fair Market Value) required by the Code in order to constitute an Incentive Stock Option.

(b)    Option Period and Exercisability. The period during which an Option may be exercised shall be determined by the Committee; provided, however, that no Option shall be exercised later than ten years after its date of grant; provided, further, that if an Incentive Stock Option is granted to a Ten Percent Holder, such Option shall not be exercised later than five years after its date of grant. Each Option shall become exercisable at such times and under such conditions (including, without limitation, performance requirements) as shall be determined by the Committee and stated in the applicable Agreement. The Committee shall determine whether an Option shall become exercisable in cumulative or non-cumulative installments and in part or in full at any time. An exercisable Option, or portion thereof, may be exercised only with respect to whole shares of Common Stock.

(c)    Method of Exercise. An Option may be exercised (i) by giving written notice to the Company specifying the number of whole shares of Common Stock to be purchased and accompanying such notice with payment therefor in full (or arrangement made for such payment to the Company’s satisfaction) either (A) in cash, (B) by delivery (either actual delivery or by attestation procedures established by the Company) of shares of Common Stock having a Fair Market Value, determined as of the date of exercise, equal to the aggregate purchase price payable by reason of such exercise, (C) authorizing the Company to withhold whole shares of Common Stock which would otherwise be delivered having an aggregate Fair Market Value, determined as of the date of exercise, equal to the amount necessary to satisfy such obligation, (D) in cash by a broker-dealer acceptable to the Company to whom the Participant has submitted an irrevocable notice of exercise, or (E) a combination of (A), (B), and (C), in each case to the extent set forth in the Agreement relating to the Option or as otherwise authorized by the Committee; (ii) if applicable, by surrendering to the Company any Tandem SARs which are cancelled by reason of the exercise of the Option; and (iii) by executing such documents as the Company may reasonably request. Any fraction of a share of Common Stock which would be required to pay such purchase price shall be disregarded and the remaining amount due shall be paid in cash by the Participant. No shares of Common Stock shall be issued and no certificate representing Common Stock shall be delivered until the full purchase price therefor and any withholding taxes thereon, as described in Section 5.5, have been paid (or arrangement made for such payment to the Company’s satisfaction). Prior to the exercise of an Option, the holder of such Option shall have no rights as a stockholder of the Company with respect to the shares of Common Stock subject to such Option, and no Dividend Equivalents will accrue with respect to unexercised Options.

2.2    Stock Appreciation Rights. The Committee may grant SARs to such eligible persons as may be selected by the Committee. The Agreement relating to an SAR shall specify whether the SAR is a Tandem SAR or a Free-Standing SAR.

SARs shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of this Plan (including Section 5.8), as the Committee shall deem advisable:

(a)    Number of SARs and Base Price. The number of SARs subject to an Award shall be determined by the Committee. Any Tandem SAR that relates to a Nonqualified Stock Option may be granted at the same time the Option is granted or at any time thereafter but before the exercise or expiration of the Option. Any Tandem SAR that relates to an Incentive Stock Option shall be granted at the same time that such Incentive Stock Option is granted. The base price of a Tandem SAR shall be the purchase price per share of Common Stock of the related Option. The base price of a Free-Standing SAR shall not be less than 100% of the Fair Market Value of a share of Common Stock on the date of grant of such SAR (other than in connection with a Substitute Award, which shall have the adjusted base price determined in connection with the applicable corporate transaction).

(b)    Exercise Period and Exercisability. The period for the exercise of an SAR shall be determined by the Committee; provided, however, that no Tandem SAR shall be exercised later than the expiration, cancellation, forfeiture, or other termination of the related Option and no Free-Standing SAR shall be exercised later than ten years after its date of grant. Each SAR shall become exercisable at such times and under such conditions (including, without limitation, performance requirements) as shall be determined by the Committee and stated in the applicable Agreement. The Committee shall determine whether an SAR may be exercised in cumulative or non-cumulative installments and in part or in full at any time. An exercisable SAR, or portion thereof, may be exercised, in the case of a Tandem SAR, only with respect to whole shares of Common Stock and, in the case of a Free-Standing SAR, only with respect to a whole number of SARs. If an SAR is exercised for shares of Restricted Stock, a certificate or certificates representing such Restricted Stock shall be issued in accordance with Section 3.3(c), or such shares shall be transferred to the holder in book entry form with restrictions on the shares duly noted, and the holder of such Restricted Stock shall have such rights of a stockholder of the Company as determined pursuant to Section 3.3(d). Prior to the exercise of an SAR, the holder of such SAR shall have no rights as a stockholder of the Company with respect to the shares of Common Stock subject to such SAR, and no Dividend Equivalents will accrue with respect to unexercised SARs.

(c)    Method of Exercise. A Tandem SAR may be exercised (i) by giving written notice to the Company specifying the number of whole SARs which are being exercised, (ii) by surrendering to the Company any Options which are cancelled by reason of the exercise of the Tandem SAR, and (iii) by executing such documents as the Company may reasonably request. A Free-Standing SAR may be exercised (A) by giving written notice to the Company specifying the whole number of SARs which are being exercised and (B) by executing such documents as the Company may reasonably request. No shares of Common Stock shall be issued and no certificate representing Common Stock shall be delivered until any withholding taxes thereon, as described in Section 5.5, have been paid (or arrangement made for such payment to the Company’s satisfaction).

2.3    No Repricing Without Stockholder Approval. Notwithstanding any provision herein to the contrary, the repricing of Options or SARs is prohibited without prior approval of the Company’s stockholders. For this purpose, a “repricing” means any of the following (or any other action that has the same effect as any of the following): (i) changing the terms of an Option or SAR to lower its Option Exercise Price or SAR base price; (ii) any other action that is treated as a “repricing” under generally accepted accounting principles; and (iii) repurchasing for cash or canceling an Option or SAR at a time when its Option Exercise Price or SAR base price is greater than the Fair Market Value of the underlying shares in exchange for another Award, unless the cancellation and exchange occurs in connection with a change in capitalization or similar change under Section 5.7. A cancellation and exchange under clause (iii) would be considered a “repricing” regardless of whether it is treated as a “repricing” under generally accepted accounting principles and regardless of whether it is voluntary on the part of the Participant. Notwithstanding any provision herein to the contrary, the Company shall not grant Options or SARs that include a “reload” feature.

III.    STOCK AWARDS

3.1    Stock Awards. The Committee may grant Stock Awards to such eligible persons as may be selected by the Committee. The Agreement relating to a Stock Award shall specify whether the Stock Award is a Bonus Stock Award, Restricted Stock Award, or Restricted Stock Unit Award.

3.2    Terms of Bonus Stock Awards. The number of shares of Common Stock subject to a Bonus Stock Award shall be determined by the Committee. Bonus Stock Awards shall not be subject to any Restriction Periods or Performance Measures. Upon the grant of a Bonus Stock Award, subject to the Company’s right to require payment of any taxes in accordance with Section 5.5, a certificate or certificates evidencing ownership of the requisite number of shares of Common Stock shall be delivered to the holder of such Award or such shares shall be transferred to the holder in book entry form.

3.3    Terms of Restricted Stock Awards. Restricted Stock Awards shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee shall deem advisable.

(a)    Number of Shares and Other Terms. The number of shares of Common Stock subject to a Restricted Stock Award and the Restriction Period, Performance Period (if any), and Performance Measures (if any) applicable to a Restricted Stock Award shall be determined by the Committee.

(b)    Vesting and Forfeiture. The Agreement relating to a Restricted Stock Award shall provide, in the manner determined by the Committee and subject to the provisions of this Plan (including Section 5.8), for the vesting of the shares of Common Stock subject to such Award (i) if the holder of such Award does not incur a Separation from Service during the specified Restriction Period and (ii) if specified Performance Measures (if any) are satisfied or met during a specified Performance Period, and for the forfeiture of the shares of Common Stock subject to such Award (x) if the holder of such Award incurs a Separation from Service during the specified Restriction Period or (y) if specified Performance Measures (if any) are not satisfied or met during a specified Performance Period.

(c)    Stock Issuance. During the Restriction Period, the shares of Restricted Stock shall be held by a custodian in book entry form with restrictions on such shares duly noted or, alternatively, a certificate or certificates representing a Restricted Stock Award shall be registered in the holder’s name and may bear a legend, in addition to any legend which may be required pursuant to Section 5.6, indicating that the ownership of the shares of Common Stock represented by such certificate is subject to the restrictions, terms, and conditions of this Plan and the Agreement relating to the Restricted Stock Award. All such certificates shall be deposited with the Company, together with stock powers or other instruments of assignment (including a power of attorney), each endorsed in blank with a guarantee of signature if deemed necessary or appropriate, which would permit transfer to the Company of all or a portion of the shares of Common Stock subject to the Restricted Stock Award in the event such Award is forfeited in whole or in part. Upon termination of any applicable Restriction Period (and the satisfaction or attainment of applicable Performance Measures), subject to the Company’s right to require payment of any taxes in accordance with Section 5.5, the restrictions shall be removed from the requisite number of any shares of Common Stock that are held in book entry form, and all certificates evidencing ownership of the requisite number of shares of Common Stock shall be delivered to the holder of such Award.

(d)    Rights with Respect to Restricted Stock Awards. Unless otherwise set forth in the Agreement relating to a Restricted Stock Award, and subject to the terms and conditions of a Restricted Stock Award, the holder of such Award shall have all rights as a stockholder of the Company, including, the right to vote such Restricted Stock and the right to receive dividends; provided, however, that any cash dividends with respect to the Restricted Stock shall be withheld by the Company and held for the Participant's account as cash (with or without interest, as determined by the Committee) or as additional shares of Restricted Stock (based on the Fair Market Value of a share on the dividend payment date). The cash dividends so withheld by the Committee and attributable to any particular share of Restricted Stock (and earnings thereon, if applicable) shall be distributed to the Participant in cash or as vested Restricted Shares, as applicable, upon the release of restrictions on such underlying share of Restricted Stock and, if such underlying share is forfeited, the Participant shall have no right to such dividends.

3.4    Terms of Restricted Stock Unit Awards. Restricted Stock Unit Awards shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee shall deem advisable.

(a)    Number of Shares and Other Terms. The number of shares of Common Stock subject to a Restricted Stock Unit Award and the Restriction Period, Performance Period (if any), and Performance Measures (if any) applicable to a Restricted Stock Unit Award shall be determined by the Committee.

(b)    Vesting and Forfeiture. The Agreement relating to a Restricted Stock Unit Award shall provide, in the manner determined by the Committee and subject to the provisions of this Plan (including Sections 5.8), for the vesting of such Restricted Stock Unit Award (i) if the holder of such Award does not incur a Separation from Service during the specified Restriction Period and (ii) if specified Performance Measures (if any) are satisfied or met during a specified Performance Period, and for the forfeiture of the shares of Common Stock subject to such Award (x) if the holder of such Award incurs a Separation from Service during the specified Restriction Period or (y) if specified Performance Measures (if any) are not satisfied or met during a specified Performance Period.

(c)    Settlement of Vested Restricted Stock Unit Awards. The Agreement relating to a Restricted Stock Unit Award shall specify whether such Award may be settled in shares of Common Stock or cash or a combination thereof.

(d)    Rights with Respect to Restricted Stock Unit Awards. Prior to the settlement of a Restricted Stock Unit Award by issuance of shares of Common Stock, the holder of such Award shall have no rights as a stockholder of the Company with respect to the shares of Common Stock subject to such Award. At the discretion of the Committee and set forth in the applicable Agreement, each Restricted Stock Unit may be credited with an amount equal to the cash dividends paid by the Company in respect of one share of Common Stock (“Dividend Equivalents”). Dividend Equivalents shall be withheld by the Company and credited to the Participant’s account as cash (with or without interest, as determined by the Committee) or as additional Restricted Stock Units (based on the Fair Market Value of a share on the dividend payment date). Dividend Equivalents credited to a Participant's account and attributable to any particular Restricted Stock Unit shall be distributed to the Participant upon settlement of such Restricted Stock Unit and, if such Restricted Stock Unit is forfeited, the Participant shall have no right to such Dividend Equivalents.

IV.    PERFORMANCE AWARDS

4.1    Performance Awards. The Committee may grant Performance Awards to such eligible persons as may be selected by the Committee.

4.2    Terms of Performance Awards. Performance Awards shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee shall deem advisable.

(a)    Value of Performance Awards and Performance Measures. The method of determining the value of the Performance Award and the Performance Measures and Performance Period applicable to a Performance Award shall be determined by the Committee.

(b)    Vesting and Forfeiture. The Agreement relating to a Performance Award shall provide, in the manner determined by the Committee and subject to the provisions of this Plan (including Sections 5.8), for the vesting of such Performance Award if the specified Performance Measures are satisfied or met during the specified Performance Period and for the forfeiture of such Award if the specified Performance Measures are not satisfied or met during the specified Performance Period.

(c)    Settlement of Vested Performance Awards. The Agreement relating to a Performance Award shall specify whether such Award may be settled in shares of Common Stock (including shares of Restricted Stock) or cash or a combination thereof. If a Performance Award is settled in shares of Restricted Stock, such shares of Restricted Stock shall be issued to the holder in book entry form or a certificate or certificates representing such Restricted Stock shall be issued in accordance with Section 3.3(c) and the holder of such Restricted Stock shall have such rights as a stockholder of the Company as determined pursuant to Section 3.3(d).

(d)    Rights with Respect to Performance Awards. Prior to the settlement of a Performance Award in shares of Common Stock, including Restricted Stock, the holder of such Award shall have no rights as a stockholder of the Company. At the discretion of the Committee and set forth in the applicable Agreement, each Performance Award may be credited with a Dividend Equivalent. Dividend Equivalents shall be withheld by the Company and credited to the Participant's account as cash (with or without interest, as determined by the Committee) or as additional Performance Awards (based on the Fair Market Value of a share on the dividend payment date). Dividend Equivalents credited to a Participant’s account and attributable to any particular Performance Award shall be distributed to the Participant upon settlement of such

Performance Award and, if such Performance Award is forfeited, the Participant shall have no right to such Dividend Equivalents.

V.    GENERAL

5.1    Effective Date and Term of Plan. The Plan became effective on [____ __, 2022] (the “Effective Date”), the date it was approved by the Company’s stockholders. The Plan shall continue in effect, unless sooner terminated pursuant to Section 5.2, until the tenth anniversary of the Effective Date. No Award shall be granted pursuant to the Plan on or after the tenth anniversary of the Effective Date; provided, however, that Awards granted before the expiration of the Plan shall remain in effect after the expiration of the Plan in accordance with their terms.

5.2    Amendment and Termination of the Plan. Except to the extent prohibited by Applicable Law, the Plan may be amended, suspended, discontinued or terminated in whole or in part at any time and/or from time to time by the Board; provided that no such amendment, suspension, discontinuation or termination shall be made without stockholder approval if such approval is required by Applicable Law, and provided further that any amendment to Section 2.3 shall be contingent upon the approval of the Company’s stockholders. No amendment of the Plan may impair the rights of a holder of an outstanding Award without the consent of such holder. Notwithstanding the foregoing or any provision of the Plan to the contrary, the Board may at any time (without the consent of any Participant) modify, amend or terminate any or all of the provisions of the Plan to the extent necessary to conform the provisions of the Plan with Section 409A or any other provision of the Code or other Applicable Law, the regulations issued thereunder or an exception thereto, regardless of whether such modification, amendment or termination of the Plan shall adversely affect the rights of a Participant.

5.3    Agreement. Each Award under this Plan shall be evidenced by an Agreement setting forth the terms and conditions applicable to such Award. No Award shall be valid until an Agreement is executed by the Company and, to the extent required by the Company, either executed by the recipient or accepted by the recipient by electronic means approved by the Company within the time period specified by the Company. Upon such execution or electronic acceptance, such Award shall be effective as of the effective date set forth in the Agreement.

5.4    Non-Transferability. No Award shall be transferable other than by will, the laws of descent and distribution, or pursuant to beneficiary designation procedures approved by the Company or, to the extent expressly permitted in the Agreement relating to such Award, to the holder’s family members, a trust or entity established by the holder for estate planning purposes, a charitable organization designated by the holder, or pursuant to a domestic relations order, in each case, without consideration. Except to the extent permitted by the foregoing sentence or the Agreement relating to an Award, each Award may be exercised or settled during the holder’s lifetime only by the holder or the holder’s legal representative or similar person. Except as permitted by the second preceding sentence, no Award may be sold, transferred, assigned, pledged, hypothecated, encumbered, or otherwise disposed of (whether by operation of law or otherwise) or be subject to execution, attachment, or similar process. Upon any attempt to so sell, transfer, assign, pledge, hypothecate, encumber, or otherwise dispose of any Award, such Award and all rights thereunder shall immediately become null and void.

5.5    Tax Withholding. The Company shall have the right to require, prior to the issuance or delivery of any shares of Common Stock or the payment of any cash pursuant to an Award made hereunder, payment by the holder of such Award of any federal, state, local, or other taxes which may be required to be withheld or paid in connection with such Award. An Agreement may provide that (i) the Company shall withhold whole shares of Common Stock which would otherwise be delivered to a holder, having an aggregate Fair Market Value determined as of the date the obligation to withhold or pay taxes arises in connection with an Award (the “Tax Date”), or withhold an amount of cash which would otherwise be payable to a holder, in the amount necessary to satisfy any such obligation or (ii) the holder may satisfy any such obligation by any of the following means: (A) a cash payment to the Company; (B) delivery (either actual delivery or by attestation procedures established by the Company) to the Company of previously owned whole shares of Common Stock having an aggregate Fair Market Value, determined as of the Tax Date, equal to the amount necessary to satisfy any such obligation; (C) authorizing the Company to withhold whole shares of Common Stock which would otherwise be delivered having an aggregate Fair Market Value, determined as of the Tax Date, or withhold an amount of cash which would otherwise be payable to a holder, equal to the amount necessary to satisfy any such obligation; (D) in the case of the exercise of an Option and except as may be prohibited by Applicable Law, a cash payment by a broker-dealer acceptable to the Company to whom the Participant has submitted an irrevocable notice of exercise; or (E) any combination of (A), (B), and (C), in each case to the extent set forth in the Agreement relating to the Award or as otherwise authorized by the Committee. Shares of Common Stock to be delivered or withheld may have an aggregate Fair Market Value up to the maximum amount required as may be necessary to satisfy the withholding obligations in this Section 5.5, and the shares so delivered or withheld shall have an aggregate Fair Market Value equal to such withholding obligations. To the extent applicable, a Participant may satisfy his or her withholding obligation only with shares that are not subject to any repurchase, forfeiture, unfulfilled vesting, or other similar requirements. Any fraction of a share of Common Stock which would be required to satisfy such an obligation shall be disregarded and the remaining amount due shall be paid in cash by the holder.

5.6    Restrictions on Shares. Each Award made hereunder shall be subject to the requirement that if at any time the Company determines that the listing, registration, or qualification of the shares of Common Stock subject to such Award upon any securities exchange or under any law, or the consent or approval of any governmental body, or the taking of any other action is necessary or desirable as a condition of, or in connection with, the delivery of shares thereunder, such shares shall not be delivered unless such listing, registration, qualification, consent, approval, or other action has been effected or obtained, free of any conditions not acceptable to the Company. The Company may require that certificates evidencing shares of Common Stock delivered pursuant to any Award made hereunder bear a legend indicating that the sale, transfer, or other disposition thereof by the holder is prohibited except in compliance with the Securities Act of 1933, as amended, and the rules and regulations thereunder. The Committee may require any Participant to sign such additional documentation, make such representations, and furnish such information as the Committee may consider appropriate in connection with the grant of Awards under this Plan or issuance or delivery of shares under this Plan in compliance with Applicable Laws.

5.7    Adjustment. In the event of any equity restructuring (within the meaning of Financial Accounting Standards Board Accounting Standards Codification Topic 718, Compensation—Stock Compensation) that causes the per share value of shares of Common Stock to change, such as a stock dividend, stock split, spinoff, rights offering, or recapitalization through an extraordinary dividend, the number and class of securities available under this Plan, the terms of each outstanding Option and SAR (including the number and class of securities subject to each outstanding Option or SAR and the purchase price or base price per share), the terms of each outstanding Restricted Stock Award and Restricted Stock Unit Award (including the number and class of securities subject thereto), and the terms of each outstanding Performance Award shall be appropriately adjusted by the Committee, such adjustments to be made in the case of outstanding Options and SARs without an increase in the aggregate purchase price or base price. In the event of any other change in corporate capitalization, including a merger, consolidation, reorganization, or partial or complete liquidation of the Company, such equitable adjustments described in the foregoing sentence may be made as determined to be appropriate and equitable by the Committee (or, if the Company is not the surviving corporation in any such transaction, the board of directors of the surviving corporation) to prevent dilution or enlargement of rights of Participants. In either case, the decision of the Committee regarding any such adjustment shall be final, binding, and conclusive.

5.8    Change in Control.

(a)    Subject to the terms of the applicable Agreement, in the event of a Change in Control, the Board (as constituted prior to such Change in Control) may, in its discretion:

(i)    provide that (A) some or all outstanding options and SARs shall become exercisable in full or in part, either immediately or upon a subsequent termination of employment, (B) the Restriction Period applicable to some or all outstanding Restricted Stock Awards and Restricted Stock Unit Awards shall lapse in full or in part, either immediately or upon a subsequent termination of employment, (C) the Performance Period applicable to some or all outstanding Awards shall lapse in full or in part, and (D) the Performance Measures applicable to some or all outstanding Awards shall be deemed to be satisfied at the target or any other level;

(ii)    require that shares of stock of the corporation resulting from such Change in Control, or a parent corporation thereof, be substituted for some or all of the shares of Common Stock subject to an outstanding Award, with an appropriate and equitable adjustment to such Award as shall be determined by the Board in accordance with Section 5.7; and/or

(iii)    require outstanding Awards, in whole or in part, to be surrendered to the Company by the holder, and to be immediately cancelled by the Company, and to provide for the holder to receive (A) a cash payment in an amount equal to (1) in the case of an option or an SAR, the number of shares of Common Stock then subject to the portion of such option or SAR surrendered, to the extent such option or SAR is then exercisable or becomes exercisable pursuant to Section 5.8(a)(i), multiplied by the excess, if any, of the Fair Market Value of a share of Common Stock as of the date of the Change in Control, over the purchase price or base price per share of Common Stock subject to such option or SAR, (2) in the case of a Stock Award or a Performance Award denominated in shares of Common Stock, the number of shares of Common Stock then subject to the portion of such Award surrendered, to the extent the Restriction Period and Performance Period, if any, on such Stock Award or Performance Award have lapsed or will lapse pursuant to Section 5.8(a)(i) and to the extent that the Performance Measures, if any, have been satisfied or are deemed satisfied pursuant to Section 5.8(a)(i), multiplied by the Fair Market Value of a share of Common Stock as of the date of the Change in Control, and (3) in the case of a Performance Award denominated in cash, the value of the Performance Award then subject to the portion of such Award surrendered, to the extent the Performance Period applicable to such Award has lapsed or will lapse pursuant to Section 5.8(a)(i) and to the extent the Performance Measures applicable to such Award have been satisfied or are deemed satisfied pursuant to Section 5.8(a)(i); (B) shares of capital stock of the corporation resulting from or succeeding to the business of the Company pursuant to such Change in Control, or a parent corporation thereof, having a fair market value not less than the amount determined under clause (A) above; or (C) a combination of the payment of cash pursuant to clause (A) above and the issuance of shares pursuant to clause (B) above.

(b)    A “Change in Control” of the Company shall be deemed to have occurred upon the happening of any of the following events:

(i)    The acquisition, other than from the Company, by any individual, entity, or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange

Act) of 50% or more of either the then outstanding shares of Common Stock of the Company or the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors, but excluding, for this purpose, any such acquisition by the Company or any of its Subsidiaries, or any employee benefit plan (or related trust) of the Company or its Subsidiaries, or any entity with respect to which, following such acquisition, more than 50% of, respectively, the then outstanding equity of such entity and the combined voting power of the then outstanding voting equity of such entity entitled to vote generally in the election of all or substantially all of the members of such entity’s governing body is then beneficially owned, directly or indirectly, by the individuals and entities who were the beneficial owners, respectively, of the Common Stock and voting securities of the Company immediately prior to such acquisition in substantially the same proportion as their ownership, immediately prior to such acquisition, of the then outstanding shares of Common Stock or the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors, as the case may be;

(ii)    The consummation of a reorganization, merger, or consolidation of the Company, in each case, with respect to which all or substantially all of the individuals and entities who were the respective beneficial owners of the Common Stock and voting securities of the Company immediately prior to such reorganization, merger, or consolidation do not, following such reorganization, merger, or consolidation, beneficially own, directly or indirectly, more than 50% of, respectively, the then outstanding shares of Common Stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such reorganization, merger, or consolidation;

(iii)    A complete liquidation or dissolution of the Company or the sale or other disposition of all or substantially all of the assets of the Company; or

(iv)    Individuals who at the beginning of any two-year period constitute the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that any individual who becomes a director of the Company during such two-year period and whose election, or whose nomination for election by the Company’s stockholders, to the Board was either (A) approved by a vote of at least a majority of the directors then comprising the Incumbent Board or (B) recommended by a nominating committee comprised entirely of directors who are then Incumbent Board members, shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act), other actual or threatened solicitation of proxies or consents, or an actual or threatened tender offer.

Further, solely to the extent required by Section 409A, an event described above shall not constitute a Change in Control for purposes of the payment (but not vesting) terms of any Award subject to Section 409A unless such event also constitutes a change in ownership or effective control of the Company or a change in the ownership of a substantial portion of the Company’s assets within the meaning of Section 409A.

Notwithstanding the foregoing, any bona fide primary or secondary public offering shall not constitute a Change in Control.

5.9    Recoupment. Any Awards granted pursuant to the Plan shall be subject to any recoupment or clawback policy that may be adopted by the Company from time to time and to any requirement of Applicable Law, regulation or listing standard that requires the Company to recoup or claw back compensation paid pursuant to such an Award.

5.10    Deferrals. The Committee may determine that the delivery of shares of Common Stock or the payment of cash, or a combination thereof, upon the exercise or settlement of all or a portion of any Award (other than Awards of Incentive Stock Options, Nonqualified Stock Options, and SARs) made hereunder shall be deferred, or the Committee may approve deferral elections made by holders of Awards. The Committee may establish the election procedures, the timing of such elections, the mechanisms for payments of, and accrual of interest or other earnings, if any, on amounts, shares or other consideration so deferred, and such other terms, conditions, rules and procedures that the Committee deems advisable for the administration of any such deferral. Any such deferrals shall be designed and operated in manner intended to be compliant with the requirements of Section 409A to the extent applicable.

5.11    No Right of Participation, Employment, or Service. Unless otherwise set forth in an employment agreement, no person shall have any right to participate in this Plan. Neither this Plan nor any Award made hereunder shall confer upon any person any right to continued employment by or service with the Company, any Subsidiary, or any affiliate of the Company or affect in any manner the right of the Company, any Subsidiary, or any affiliate of the Company to terminate the employment or service of any person at any time without liability hereunder.

5.12    Rights as Stockholder. No person shall have any right as a stockholder of the Company with respect to any shares of Common Stock or other equity security of the Company which is subject to an Award hereunder unless and until such person becomes a stockholder of record with respect to such shares of Common Stock or equity security.

5.13    Designation of Beneficiary. A holder of an Award may file with the Committee a written designation of one or more persons as such holder’s beneficiary or beneficiaries (both primary and contingent) in the event of the holder’s death or incapacity. To the extent an outstanding Option or SAR granted hereunder is exercisable, such beneficiary or beneficiaries shall be entitled to exercise such Option or SAR pursuant to procedures prescribed by the Committee.

Each beneficiary designation shall become effective only when filed in writing with the Committee during the holder’s lifetime on a form prescribed by the Committee. The spouse of a married holder domiciled in a community property jurisdiction shall join in any designation of a beneficiary other than such spouse. The filing with the Committee of a new beneficiary designation shall cancel all previously filed beneficiary designations.

If a holder fails to designate a beneficiary, or if all designated beneficiaries of a holder predecease the holder, then each outstanding Option and SAR hereunder held by such holder, to the extent exercisable, may be exercised by such holder’s executor, administrator, legal representative, or similar person.

5.14    Governing Law. This Plan, each Award hereunder and the related Agreement, and all determinations made and actions taken pursuant thereto, to the extent not otherwise governed by the Code or the laws of the United States, shall be governed by the laws of the State of Delaware and construed in accordance therewith without giving effect to principles of conflicts of laws.

5.15    Foreign Holders. Without amending this Plan, the Committee may grant Awards to eligible persons who are foreign nationals on such terms and conditions different from those specified in this Plan as may in the judgment of the Committee be necessary or desirable to foster and promote achievement of the purposes of this Plan and, in furtherance of such purposes the Committee may make such modifications, amendments, procedures, subplans, and the like as may be necessary or advisable to comply with provisions of laws in other countries or jurisdictions in which the Company or its Subsidiaries operates or has employees.

5.16    Severability. If any term or condition of this Plan or any Agreement is determined to be illegal or unenforceable by any court of law in any jurisdiction, the remaining terms and conditions hereof and thereof shall be severable and enforceable, and all terms and conditions shall remain enforceable in any other jurisdiction.

5.17    Section 409A. This Plan is intended to comply with Section 409A to the extent subject thereto, and, accordingly, to the maximum extent permitted, this Plan shall be interpreted and administered to be in compliance therewith. Any payments described in this Plan that are due within the “short-term deferral period” as defined in Section 409A shall not be treated as deferred compensation unless Applicable Law requires otherwise. For purposes of Section 409A, each installment payment under this Plan shall be treated as a separate payment. Notwithstanding any other term or condition of this Plan, to the extent required to avoid accelerated taxation or additional taxes under Section 409A, amounts that would otherwise be payable and benefits that would otherwise be provided under this Plan during the six-month period immediately after a Participant’s Separation from Service shall instead be paid on the first payroll date after the six-month anniversary of the Participant’s Separation from Service (or the Participant’s death, if earlier). Notwithstanding the foregoing, neither the Company nor the Board shall have any obligation to take any action to prevent the assessment of any additional tax on any Participant under Section 409A and neither the Company nor the Board shall have any liability to any Participant for such additional taxes or other tax consequences of Section 409A.

5.18    No Limitations on Company. The grant of Awards under this Plan shall not affect or limit in any way the right or power of the Company to make adjustments, reclassifications, reorganizations, or changes of its capital or business structure or to merge, consolidate, dissolve, or liquidate, or to sell or transfer all or any part of its business or assets.

ANNUAL MEETING OF STOCKHOLDERS OF

TRI POINTE HOMES, INC.

April 20, 2022

PROXY VOTING INSTRUCTIONS

INTERNET - Access "**www.voteproxy.com**" and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page.

TELEPHONE - Call toll-free **1-800-PROXIES** (1-800-776-9437) in the United States or **1-718-921-8500** from foreign countries and follow the instructions. Have your proxy card available when you call.

Vote online/phone until 11:59 PM EST the day before the meeting.

MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible.

VIRTUALLY AT THE MEETING - The company will be hosting the meeting live via the Internet this year. To attend the meeting via the Internet please visit https://web.lumiagm.com/207556636 (password: TPH2022) and be sure to have your control number available.

GO GREEN - e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy materials, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access.

COMPANY NUMBER	
ACCOUNT NUMBER	

NOTICE REGARDING INTERNET AVAILABILITY OF PROXY MATERIALS:
The notice of meeting, proxy statement, proxy card and annual report to stockholders are available at http://www.astproxyportal.com/ast/18094/

Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet.

00000333333030303000 4 042022

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER(S). IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" EACH OF THE DIRECTOR NOMINEES IN PROPOSAL 1 AND "FOR" PROPOSALS 2, 3 AND 4.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH OF THE LISTED NOMINEES.

	FOR	AGAINST	ABSTAIN
Douglas F. Bauer	☐	☐	☐
Lawrence B. Burrows	☐	☐	☐
Steven J. Gilbert	☐	☐	☐
R. Kent Grahl	☐	☐	☐
Vicki D. McWilliams	☐	☐	☐
Constance B. Moore	☐	☐	☐

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL 2.

	FOR	AGAINST	ABSTAIN
2. Approval, on a non-binding, advisory basis, of the compensation of Tri Pointe Homes, Inc.'s named executive officers.	☐	☐	☐

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL 3.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL 4.

	FOR	AGAINST	ABSTAIN
4. Approval of the Tri Pointe Homes, Inc. 2022 Long-Term Incentive Plan.	☐	☐	☐

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

Signature of Stockholder ____ Date: ____ Signature of Stockholder ____ Date: ____

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

ANNUAL MEETING OF STOCKHOLDERS OF

TRI POINTE HOMES, INC.

April 20, 2022

GO GREEN

e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access.

NOTICE REGARDING INTERNET AVAILABILITY OF PROXY MATERIALS:
The notice of meeting, proxy statement, proxy card and annual report to stockholders are available at http://www.astproxyportal.com/ast/18094/

Please sign, date and mail your proxy card in the envelope provided as soon as possible.

Please detach along perforated line and mail in the envelope provided.

00000333333030303000 4 042022

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER(S). IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" EACH OF THE DIRECTOR NOMINEES IN PROPOSAL 1 AND "FOR" PROPOSALS 2, 3 AND 4.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH OF THE LISTED NOMINEES.

	FOR	AGAINST	ABSTAIN
Douglas F. Bauer	☐	☐	☐
Lawrence B. Burrows	☐	☐	☐
Steven J. Gilbert	☐	☐	☐
R. Kent Grahl	☐	☐	☐
Vicki D. McWilliams	☐	☐	☐
Constance B. Moore	☐	☐	☐

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL 2.

	FOR	AGAINST	ABSTAIN
2. Approval, on a non-binding, advisory basis, of the compensation of Tri Pointe Homes, Inc.'s named executive officers.	☐	☐	☐

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL 3.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL 4.

	FOR	AGAINST	ABSTAIN
4. Approval of the Tri Pointe Homes, Inc. 2022 Long-Term Incentive Plan.	☐	☐	☐

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

Signature of Stockholder ______ Date: ______ Signature of Stockholder ______ Date: ______

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

0

TRI POINTE HOMES, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF TRI POINTE HOMES, INC.

ANNUAL MEETING OF STOCKHOLDERS ON APRIL 20, 2022

The undersigned appoint(s) Douglas F. Bauer and Thomas J. Mitchell, or any of them, as proxies, each with the power to appoint a substitute, and authorize(s) them to represent the undersigned and to vote, as designated on the reverse side of this proxy card, all of the shares of common stock of Tri Pointe Homes, Inc. that the undersigned is/are entitled to vote at the Annual Meeting of Stockholders of Tri Pointe Homes, Inc. to be held at 10:00 a.m. Pacific Time on Wednesday, April 20, 2022, virtually at https://web.lumiagm.com/207556636, and any adjournment or postponement of that meeting.

(Continued and to be signed on the reverse side)

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